                                                       Registration No. 811-2753
                                                       Registration No. 2-59353
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                     Post-Effective Amendment No.   45                     [X]
                                                 --------
                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                     Post-Effective Amendment No.   45                     [X]
                                                 ---------

                        (Check appropriate box or boxes)

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3127

                                                    Copies To:

James R. Schmank, President                         Amy J. Lee, Secretary
SBL Fund                                            SBL Fund
One Security Benefit Place                          One Security Benefit Place
Topeka, KS 66636-0001                               Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on May 1, 2003,  pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to  paragraph  (a)(1) of Rule 485
[ ]  on May 1, 2003, pursuant to paragraph (a)(1) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) f Rule 485
[X]  On May 1, 2003, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]  this  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment

PROSPECTUS

May 1, 2003

|_|  Series A (Equity Series)
|_|  Series B (Large Cap Value Series)
|_|  Series C (Money Market Series)
|_|  Series D (Global Series)
|_|  Series E (Diversified Income Series)
|_|  Series G (Large Cap Growth Series)
|_|  Series H (Enhanced Index Series)
|_|  Series I (International Series)
|_|  Series J (Mid Cap Growth Series)
|_|  Series N (Managed Asset Allocation Series)
|_|  Series O (Equity Income Series)
|_|  Series P (High Yield Series)
|_|  Series Q (Small Cap Value Series)
|_|  Series S (Social Awareness Series)
|_|  Series T (Technology Series)
|_|  Series V (Mid Cap Value Series)
|_|  Series W (Main Street Growth and Income® Series)
|_|  Series X (Small Cap Growth Series)
|_|  Series Y (Select 25 Series)

|_|  Series Z (Alpha Opportunity Series)

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     The   Securities   and  Exchange   Commission  has  not  approved  or
     disapproved  these  securities  or passed  upon the  adequacy of this prospectus. Any representation to the contrary is a criminal offense.
     ---------------------------------------------------------------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

APPENDIX A

SERIES' INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment  objectives and principal investment  strategies for each of the  Series.  SBL  Fund's  Board of  Directors  may change a Series'
investment objective without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.

Series A (Equity Series)

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series A seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets (plus  borrowings for  investment  purposes) in a widely-diversified  portfolio of equity  securities,  which may include American
Depositary  Receipts ("ADRs") and convertible  securities.  The Series typically invests in the equity  securities  of  companies  whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment
Manager") uses a blended approach,  investing in growth stocks and value stocks.
Growth-oriented stocks are stocks of established companies that typically have a record of consistent  earnings growth.  The Investment Manager typically chooses larger,  growth-oriented  companies.  The Investment Manager will also invest in value-oriented  stocks to attempt to reduce the  Series'  potential  volatility.
Value-oriented  companies are companies  that are believed to be  undervalued in terms of price or other  financial  measurements  and that are  believed to have above  average  growth  potential.  In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The  Series  also may invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment companies, including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based investments as a way of managing its cash position, to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

The Series  typically  sells a security when the reasons for buying it no longer apply,  when the  company  begins  to show  deteriorating  fundamentals  or poor relative performance, or falls short of the Investment Manager's expectations.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series B (Large Cap Value Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P Barra Value Index
Sub-Adviser:  The Dreyfus Corporation

--------------------
INVESTMENT OBJECTIVE
--------------------

Series B seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes) in large-capitalization  value  companies  (those  whose total  market  value is $5 billion or greater at the time of purchase).  The Series' stock  investments may include common stocks,  preferred stocks and convertible securities of both U.S.
and U.S. dollar-denominated foreign issuers.

In  choosing  stocks,  the  Sub-Adviser,  The  Dreyfus  Corporation,  invests in value-oriented  companies.  Value-oriented  companies  are  companies  that  are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative  analysis and fundamental research to identify stocks that appear  favorably  priced  and that may  benefit  from the  current  market  and economic environment. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as:

o  New products or markets
o  Opportunities for greater market share
o  More effective management
o  Positive changes in corporate structure or market perception

The Series may invest a portion of its assets in options and futures  contracts.
These instruments are used primarily to hedge the Series' portfolio,  but may be used to increase returns.

The Series  typically  sells a security when it is no longer  considered a value company,  appears  less likely to benefit  from the current  market and economic
environment,   shows   deteriorating   fundamentals   or  falls   short  of  the
Sub-Adviser's expectations.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, government bonds or money market securities. Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

Series C (Money Market Series)

FUND FACTS
--------------------------------------------------
Objective: A level of current income consistent
           with preservation of capital
Benchmark: The iMoneyNet First Tier Retail Money
           Funds Average

--------------------
INVESTMENT OBJECTIVE
--------------------

Series C seeks a level of current income consistent with preservation of capital by investing in money market securities with varying maturities.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series  pursues its  objective  by  investing  in a  diversified  and liquid portfolio of primarily the highest quality money market  instruments,  which may include restricted  securities as discussed under "Main Risks."  Generally,  the
Series is  required  to invest at least 95% of its assets in the  securities  of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest  credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series.  The Series is subject to certain federal requirements which include the following:

o  Maintain an average dollar-weighted portfolio maturity of 90 days or less
o  Buy individual securities that have remaining maturities of 13 months or less
o  Invest only in high-quality, dollar-denominated, short-term obligations

A Money  Market  Instrument  is a  short-term  IOU issued by banks or other U.S.
corporations, or the U.S. government or state or local governments. Money market
instruments   have  maturity  dates  of  13  months  or  less  and  may  include certificates  of deposit,  bankers'  acceptances,  variable  rate demand  notes, fixed-term  obligations,  commercial  paper,  asset-backed  commercial paper and repurchase  agreements.  See Appendix A for a more complete  description  of the different money market instruments and credit quality ratings.

The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted  portfolio maturity within 10 days of the
Series'  benchmark,  the Money Fund Report  published by  iMoneyNet,  Inc.;  (2)
selecting  securities  that  mature at  regular  intervals  over the life of the portfolio;  (3) purchasing only commercial  paper in the top two tiers;  and (4)
constantly evaluating alternative  investment  opportunities for diversification without additional risk.

Series D (Global Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  MSCI World Index
Sub-Adviser:  OppenheimerFunds, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series D seeks  long-term  growth of capital  primarily  through  investment  in securities of companies in foreign countries and the United States.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, in a diversified  portfolio of securities  with at least 65% of its total assets in at least three countries,  one of which may be the United States.  The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation  possibilities.  While the Series may invest in the  United  States,  there is no limit on its  foreign investments.  Investments in debt securities may be made when market  conditions are uncertain.

The  Series  may  also  invest a  portion  of its  assets  in  options,  futures contracts,  and  foreign  currencies,  which  may be used to hedge  the  Series'
portfolio,  to increase  returns or to maintain  exposure to the equity markets.
The Series may also invest in emerging market countries.

The Series may actively  trade its  investments  without regard to the length of time they have been owned by the Series.  This active  trading will increase the costs the Series  incurs and may increase the amount of tax an investor  pays on the Series' returns.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined thematic approach to choose securities in foreign and U.S. markets.  By considering the effect of key worldwide  growth trends,  the  Sub-Adviser  focuses on areas they believe offer some of the best opportunities for long-term growth.  These trends include:  (1)
the growth of mass  affluence;  (2) the  development  of new  technologies;  (3)
corporate restructuring; and (4) demographics.

The Sub-Adviser currently looks for the following:

o  Stocks of small, medium and large growth-oriented companies worldwide
o  Companies that stand to benefit from one or more global growth trends
o  Businesses  with  strong  competitive  positions  and high  demand  for their products or services
o  Cyclical  opportunities  in the business cycle and sectors or industries that may benefit from those opportunities

To lower the risks of foreign  investing,  such as  currency  fluctuations,  the
Sub-Adviser   generally  diversifies  the  Series'  investments  broadly  across countries and industries.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

Series E (Diversified Income Series)

FUND FACTS
--------------------------------------------------
Objective:  Current income with security
            of principal
Benchmark:  Lehman Brothers Aggregate Bond Index and
            Lehman Brothers Government Credit/Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series E seeks to provide current income with security of principal.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, primarily in a diversified  portfolio of investment grade debt  securities.  The
Series  expects to maintain a weighted  average  duration of 3 to 10 years.  The debt  securities  in  which  the  Series  invests  will  primarily  be  domestic securities,  but may also include  dollar  denominated  foreign  securities.  To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series invests may  include  investment  grade  corporate  debt  securities,  high  yield  debt securities  (also  known  as "junk  bonds"),  investment  grade  mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

The  Series  also may invest a portion  of its  assets in  options  and  futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities.  The Series may also invest in restricted securities.

Debt  securities,  which are also  called  bonds or debt  obligations,  are like loans. The issuer of the bond, which may be the U.S. government,  a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the  principal)  on a certain date (the  maturity  date).  Usually,  the issuer also agrees to pay  interest  on certain  dates  during the period of the loan. Some bonds,  such as zero coupon bonds,  do not pay interest,  but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of
interest  (or  income),   although  some  bonds'   interest   rates  may  adjust
periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

Investment  grade  securities are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or
AAA by Standard & Poor's Corporation and Fitch Investors  Service,  Inc. or Baa,
A, Aa or Aaa by Moody's Investors Service.

The Investment  Manager uses a "bottom-up"  approach in selecting  asset classes and securities.  The Investment Manager emphasizes  rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cashflow, position in its market,  capital structure,  general economic factors and market conditions, as well as world market conditions.

"Bottom-up  approach"  means that the  Investment  Manager  looks  primarily  at individual  issuers against the context of broader market  factors.  Some of the factors which the Investment Manager considers when analyzing individual issuers include relative earnings growth,  profitability  trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security,  the Investment  Manager compares the credit risk and yield of the security  relative to the credit risk and yield of  other  securities  of the  same  or  another  asset  class.  Higher  quality securities tend to have lower yields than lower quality  securities.  Based upon current market  conditions,  the  Investment  Manager will consider the relative risks  and  rewards  of  various  asset  classes  and  securities  in  selecting securities for the Series.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed;  (3) if the Investment  Manager  believes  diversification  of the
Series is compromised due to mergers or acquisitions;  or (4) to meet redemption requests.

Credit quality rating is a measure of the issuer's  expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest  credit  rating has a very strong degree of certainty
(or  safety)  with  respect  to  making  all   payments.   An  issuer  with  the
second-highest credit rating has a strong capacity to make all payments, but the degree of safety is  somewhat  less.  An issuer with the lowest  credit  quality rating may be in default  or have  extremely  poor  prospects  of making  timely payment of interest and principal.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, debt obligations  consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments.  Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its  investment  objective  during that time, and it could reduce the benefit from any upswing in the market.

Series G (Large Cap Growth Series)

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  Russell 1000® Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series G seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes) in common stock and other equity securities of large capitalization companies that, in  the  opinion  of the  Investment  Manager,  have  long-term  capital  growth potential.  The Investment  Manager  defines large  capitalization  companies as those whose total  market  value is at least $5 billion at the time of purchase.
The Series invests primarily in a portfolio of common stocks,  which may include
ADRs and other securities with common stock characteristics,  such as securities convertible into common stocks.  The Series is non-diversified as defined in the
Investment  Company Act of 1940,  which means that it may hold a larger position in a smaller number of securities than a diversified series. The Series also may concentrate its investments in a particular industry that represents 20% or more of the Series'  benchmark  index,  the Russell 1000 Growth Index.  Concentration means  investment of more than 25% of the value of the Series' assets in any one industry.  The Series' concentration policy would allow the Series to overweight an  industry  relative  to the  index  even if such  overweighting  resulted  in investment of more than 25% of the Series' assets in that  industry.  Currently, no industry represents 20% or more of the index.

The  Investment  Manager  uses  a  growth-oriented  strategy  to  choose  equity securities, which means that it invests in companies whose earnings are believed to be in a  relatively  strong  growth  trend.  In  identifying  companies  with favorable growth  prospects,  the Investment  Manager  considers factors such as prospects for above-average  sales and earnings growth;  high return on invested
capital;   overall  financial  strength;   competitive   advantages,   including
innovative products and services;  effective  research,  product development and marketing; and stable, effective management.

The Series  may also  invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment  companies including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based  investments as a way of managing its cash position or to gain  exposure to the equity  markets,  or a particular  sector of the equity market, while maintaining liquidity.

The  Series  typically  sells a stock when the  reasons  for buying it no longer apply,  or when the company begins to show  deteriorating  fundamentals  or poor relative performance.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series H (Enhanced Index Series)

FUND FACTS
--------------------------------------------------
  Objective:  Outperformance of the S&P 500 Index
  Benchmark:  S&P 500 Index
Sub-Adviser:  Deutsche Asset Management, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes) in equity  securities  of  companies  in the S&P 500  Index and  futures  contracts representative  of the stocks  which  make up the index.  The S&P 500 Index is a well-known  stock  market  index  composed of 500  selected  common  stocks that represent approximately  two-thirds of the total market value of all U.S. common stocks.

Using a quantitative  discipline,  the Sub-Adviser,  Deutsche Asset  Management,
Inc.,  determines  whether the Series  should (1)  overweight - invest more in a particular  stock,  (2) underweight - invest less in a particular  stock, or (3)
hold a neutral  position in the stock - invest a similar  amount in a particular stock,  relative  to  the  proportion  of the  S&P  500  Index  that  the  stock represents.  While the  majority of issues held by the Series will be similar to those  comprising the S&P 500,  unlike a S&P 500 index fund,  approximately  150 issues will be over- or  underweighted  relative to the index. In addition,  the
Sub-Adviser  may determine that certain S&P 500 stocks should not be held by the
Series in any amount.  The Sub-Adviser  believes that its quantitative  criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

The Series may maintain up to 25% of its assets in  short-term  debt  securities and money  market  instruments  to meet  redemption  requests  or to  facilitate investment in the securities of the S&P 500.

The  Series  also may invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to increase return potential or to maintain exposure to the equity markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series I (International Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term capital appreciation
  Benchmark:  MSCI EAFE Index
Sub-Adviser:  Templeton Investment Counsel, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

Series I seeks long-term capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 65% of its assets in at least three different countries, other than the
United States. The Series will normally invest primarily in equity securities of
companies  located  outside  the  United  States,   including   emerging  market
countries.  The equity  securities in which the Series may invest include common stock,  preferred  stock,  trust or limited  partnership  interests,  rights and warrants and convertible  securities (consisting of debt securities or preferred stock  that may be  converted  into  common  stock or that  carry  the  right to purchase common stock).

The Series may invest a portion  of its assets in  companies  with small  market capitalizations (generally companies with market capitalizations of less than $1 billion). The Series may also invest in American, European and Global Depositary
Receipts,  which are  certificates  typically  issued by a bank or trust company that  give a holder  the right to  receive  securities  issued  by a foreign  or
domestic  company.   The  Series,  from  time  to  time,  may  have  significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity  investments  for the Series,  the  Sub-Adviser,  Templeton
Investment  Counsel,  LLC  employs  a  "bottom-up,"  value-oriented,   long-term
approach, focusing on the market price of a company's securities relative to the
Sub-Adviser's  evaluation of the company's long-term  earnings,  asset value and cash flow potential.  The Sub-Adviser also considers a company's price/ earnings ratio,  profit  margins and  liquidation  value.  In choosing  investments,  the
Sub-Adviser  will  typically  visit the issuers of a  prospective  investment to assess critical  factors such as management  strength and local  conditions.  In selecting  securities for the Series, the Sub-Adviser attempts to identify those companies that offer  above-average  opportunities  for capital  appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The  Series  may  invest in  futures  contracts,  options,  options  on  futures contracts and other derivative strategies. These investments, when made, are for hedging purposes. If the Series uses futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Series' net asset value after  taking into  account  unrealized  profits and losses on the contracts.

The Series  typically  sells a security when the reasons for buying it no longer apply,  or when the issuer  begins to show  deteriorating  fundamentals  or poor relative performance.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series J (Mid Cap Growth Series)

FUND FACTS
--------------------------------------------------
Objective:  Capital appreciation
Benchmark:  S&P MidCap 400/Barra Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series J seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets (plus  borrowings for  investment  purposes) in a diversified  portfolio of equity  securities  that, when purchased,  have market capitalizations  that are similar to those of  companies  in the S&P Mid Cap 400
Index.   The  index   currently   consists  of  securities  of  companies   with
capitalizations  that range from $135 million to $8 billion.  Equity  securities include common stock, rights, options, warrants and convertible debt securities.

The  Investment   Manager  selects  equity   securities  that  it  believes  are
attractively valued with the greatest potential for appreciation. The Series may also invest in ADRs.

The  Investment  Manager  uses  a  "bottom-up"   approach  to  choose  portfolio
securities.  The Investment  Manager identifies the securities of companies that are in the early to  middle  stages of  growth  and are  valued at a  reasonable price. Equity securities  considered to have appreciation  potential may include securities of smaller and less mature  companies  which have unique  proprietary products or profitable market niches and the potential to grow very rapidly. The
Series is  therefore  subject to the risks  associated  with  investing in small capitalization companies.

The  Series  also may invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based investments as a way of managing its cash position, to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining  liquidity.  Certain investment company securities and other securities in which the Series may invest are restricted securities, which are illiquid.

The Series  typically  sells a stock if its  growth  prospects  diminish,  or if better opportunities become available.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series N (Managed Asset Allocation Series)

FUND FACTS
--------------------------------------------------
  Objective:  High level of total return
  Benchmark:  S&P 500 Index
Sub-Adviser:  T. Rowe Price Associates, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series N seeks a high level of total return.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series  pursues its  objective by normally  investing  approximately  60% of total assets in common stocks and 40% in  fixed-income  securities.  The mix may vary over shorter time periods where the fixed income  portion may range between
30-50% and the equity portion between 50-70%.

The  Sub-Adviser,  T. Rowe Price  Associates,  Inc.,  concentrates  common stock investments  in  larger,  established  companies  but  may  include  small-  and medium-sized  companies  with good growth  prospects.  The  Series'  exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the Series. Up to 35% of the equity portion of
the  Series  may  be   invested  in  foreign   (non-dollar-denominated)   equity
securities.  The fixed  income  portion of the  portfolio  will be  allocated as follows:

Investment Grade Securities...........................................   50-100%
High Yield Securities ("Junk Bonds")..................................     0-30%
Foreign (Non-dollar-Denominated) High Quality Debt Securities.........     0-30%
Mortgage-backed Securities............................................     0-30%
Cash Reserves.........................................................     0-20%

The  precise mix of equity and fixed  income  will  depend on the  Sub-Adviser's outlook for the markets.  When deciding upon  allocations  within the prescribed limits,  the  Sub-Adviser  may favor fixed income  securities  if the economy is expected to slow sufficiently to hurt corporate profit growth.  The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will  normally  be done  gradually  and the  Sub-Adviser  will  not  attempt  to precisely "time" the market. Bonds will be primarily investment-grade and chosen from across the entire  government,  corporate  and  mortgage-backed  (including
derivatives   such  as   collateralized   mortgage   obligations   and  stripped
mortgage-backed  securities)  bond market.  While  maturities will vary with the
Sub-Adviser's  view of market  conditions;  the weighted average maturity of the fixed  income  portion as a whole  (except  for cash  reserves)  may vary but is expected  to be in  the  range  of  7-12  years.  Maturities  will  reflect  the
Sub-Adviser's  outlook for interest rates. The Series may also invest in foreign stocks and bonds for diversification.  Under normal conditions,  the Sub-Adviser will diversify the Series'  foreign  investments  among at least three different countries.  The  Series  may enter into  derivative  instruments,  such as stock index,  interest rate or currency  futures  contracts  (or options  thereon) for hedging  purposes or to provide an efficient  means of adjusting the portfolio's exposure to the securities  markets.  The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the
Series  uses these  derivative  investments,  it will be  exposed to  additional volatility and potential losses.

The  Series may sell  securities  for a variety  of  reasons,  such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market  conditions the Series could invest some or all of its assets in cash reserves,  which may include money market  instruments and repurchase  agreements.  Although  the  Series  would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time,  and it could reduce the benefit from any upswing in the market.  The
Series may also invest up to 25% of its total assets in Reserve Investment Fund, an  internally  managed  money  market  fund  of the  Sub-Adviser.  The  Reserve
Investment Fund may be used to invest the cash reserves of the Series.

Series O (Equity Income Series)

FUND FACTS
--------------------------------------------------
  Objective:  Substantial dividend income and
              capital appreciation
  Benchmark:  S&P BARRA Value Index
Sub-Adviser:  T. Rowe Price Associates, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series  O  seeks  to  provide  substantial  dividend  income  and  also  capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets in common  stocks,  with 65% in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser,  T. Rowe Price, typically employs a value-oriented  strategy in selecting investments for the Series. The Sub-Adviser's research team identifies companies  that  appear  to be  undervalued  by  various  measures  and  may  be temporarily out of favor,  but have good prospects for capital  appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with the following:

o  An established operating history
o  Above-average dividend yield relative to the S&P 500 Index
o  Low price/earnings ratio relative to the S&P 500 Index
o  A sound balance sheet and other financial characteristics
o  Low stock  price  relative  to a  company's  underlying  value as measured by assets, cash flow or business franchises

Price/earnings ratio ("P/E") is the price of a stock divided by its earnings per share.  The  price/earnings  ratio gives  investors an idea of how much they are paying for a  company's  earning  power.  High P/E stocks are  typically  young, fast-growing  companies.  Low P/E  stocks  tend to be in  low-growth  or  mature industries,  in  stock  groups  that  have  fallen  out  of  favor,  or in  old, established,  blue-chip  companies  with long records of earnings  stability and regular  dividends.  Generally,  low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.

While most of the Series'  assets will be invested in U.S.  common  stocks,  the
Sub-Adviser may also invest in other securities,  including foreign  securities, debt securities, futures and options, in keeping with the Series' objective.

Under adverse or unstable market  conditions the Series could invest some or all of its assets in cash reserves  including money market securities and repurchase agreements.  Although the Series would do this only in seeking to avoid  losses, the Series may be unable to pursue its  investment  objective  during that time, and it could reduce the benefit  from any upswing in the market.  The Series may also  invest  up to 25% of its total  assets  in  Reserve  Investment  Fund,  an internally managed money market fund of the Sub-Adviser.  The Reserve Investment
Fund may be used to invest the cash reserves of the Series.

The  Series may sell  securities  for a variety  of  reasons,  such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Series P (High Yield Series)

FUND FACTS
--------------------------------------------------
Objective:  High current income and
            capital appreciation
Benchmark:  Lehman Brothers High Yield Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series  P  seeks  high  current  income.  Capital  appreciation  is a  secondary objective.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets (plus  borrowings for  investment  purposes) in a broad range of high-yield,  high risk debt  securities  rated in medium or lower rating  categories or determined by the  Investment  Manager to be of comparable quality ("junk bonds"). The Series will not purchase a debt security,  if at the time of  purchase,  it is rated in  default.  The debt  securities  in which the
Series  invests  will  primarily  be domestic  securities,  but may also include dollar  denominated  foreign  securities.  The Series may also  invest in equity securities,  including common and preferred stocks,  ADRs,  exchange-traded real estate  investment  trusts,  warrants,  rights,  and  a  variety  of  investment companies that seek to track and the  composition  and performance of a specific index. The Series' average weighted  maturity is expected to be between 5 and 15 years.

High yield  securities are debt securities that have been determined by a rating agency to have a lower  probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors  Service,  Inc. or
Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.

The Series  may also  invest a portion  of its  assets in  options  and  futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income or as a substitute for purchasing or selling  securities.  The Series may also invest in restricted securities as described under "Principal Risks."

The  Investment  Manager uses a  "bottom-up"  approach in  selecting  high yield securities.  The Investment  Manager  emphasizes  rigorous  credit  analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow,  general economic factors and market conditions and world market conditions.

To determine the relative value of a security,  the Investment  Manager compares the  security's  credit  risk and  yield to the  credit  risk and yield of other securities.  The Investment  Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential  for an upgrade of their credit  rating.  A rating  upgrade  typically would increase the value of the security.  The Investment  Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing  its value.  The  Investment  Manager  seeks to diversify  the Series'
holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better  relative  value;  (2) if a security's  credit rating has been changed; or (3) to meet redemption requests.

Under adverse or unstable market  conditions the Series could invest some or all of its assets in cash, U.S.  government  securities,  commercial  notes or money market  securities.  Although  the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series Q (Small Cap Value Series)

FUND FACTS
--------------------------------------------------
  Objective:  Capital growth
  Benchmark:  Russell 2000 Value Index and
              Russell 2000 Index
Sub-Adviser:  Strong Capital Management, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Q seeks capital growth.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes) in stocks of  small-capitalization  companies that the Series' Sub-Adviser,  Strong
Capital Management,  Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Series defines  small-capitalization companies as those companies with a market capitalization  substantially similar to that of  companies in the Russell  2500™ Index at the time of  purchase.  The
Sub-Adviser specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate  restructuring,  a new product or service, or a change in the political,  economic,  or social environment.  The Series may write put and call  options to limit its exposure to adverse  market  movements.
This  means that the  Series  sells an option to  another  party to either buy a stock from (call) or sell a stock to (put) the Series at a specified  price at a specified time. The  Sub-Adviser  may sell a stock when it believes  fundamental changes  will hurt the  company  over the long  term or when its  price  becomes excessive.

The Russell 2500™ Index is a market  capitalization  weighted U.S.  equity index published by Frank  Russell  Company.  The index is a subset of the Russell 3000
Index which measures the  performance of the 3,000 largest U.S.  companies.  The
Russell 2500™ Index measures the performance of the 2,500 smallest  companies in the Russell 3000 Index.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or cash-type  securities  (high-quality,  short-term  debt
securities  issued  by  corporations,   financial  institutions,   or  the  U.S.
government).  Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

Series S (Social Awareness Series)

FUND FACTS
--------------------------------------------------
Objective:  Capital appreciation
Benchmark:  Domini Social 400 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series S seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, in a well-diversified portfolio of equity securities that the Investment Manager
believes  have   above-average   earnings   potential  and  which  meet  certain
established  social  criteria.  The Series also may invest in companies that are included in the Domini 400 Social  Index(SM),  which companies will be deemed to comply with the Series' social  criteria.  The Domini 400 Social Index(SM) (DSI)
is  a  market  capitalization-weighted  common  stock  index.  It  monitors  the performance  of 400 U.S.  corporations  that pass multiple,  broad-based  social screens.  The DSI 400 consists of  approximately  250 companies  included in the
Standard & Poor's 500 Index,  approximately  100 additional  large companies not included in the S&P but providing industry representation,  and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.

The   Investment   Manager   uses  a   "bottom-up"   approach   when   selecting
growth-oriented  and value-oriented  stocks. The Series typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

After identifying  potential  investments,  the Investment Manager determines if the securities meet the Series' established social criteria. The Series does not invest in securities of companies that engage in the production of:

o  Nuclear energy
o  Alcoholic beverages
o  Tobacco products

Additionally,  the Series does not invest in companies that significantly engage in:

o  The manufacture of weapons
o  Practices that have a detrimental effect on the environment
o  The gambling industry

The Series seeks out companies that:

o  Contribute substantially to the communities in which they operate
o  Demonstrate a positive record on employment relations
o  Demonstrate  substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents
o  Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices  prohibited by the Series' social  criteria.
If the Investment  Manager  determines that securities held by the Series do not comply with its social criteria,  the security is sold within a reasonable time.
This requirement may cause the Series to sell the security at a  disadvantageous time.

The Series  may also  invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to increase returns, or to maintain exposure to the equity markets.

Under adverse or unstable market  conditions the Series could invest some or all of its assets in cash, U.S.  government  securities and money market securities.
Although  the Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series T (Technology Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term capital appreciation
  Benchmark:  Goldman Sachs Technology Index
Sub-Adviser:  Wellington Management Company, LLP

--------------------
INVESTMENT OBJECTIVE
--------------------

Series  T seeks  long-term  capital  appreciation  by  investing  in the  equity securities of technology companies.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets (plus borrowings for investment  purposes) in the equity  securities of technology  companies.  The technology  sector consists of companies that are engaged in the  development,  production,  or distribution of technology-related  products  or  services.  These  include  computer  software, computer hardware,  semiconductors and equipment,  communication  equipment, and internet and new media companies.  The Series is  non-diversified  as defined in the Investment  Company Act of 1940 and expects to hold  approximately  30 to 50 positions.  The Series will concentrate its investments in industries within the technology  sector.  The  Series  may  invest up to 40% of its  total  assets in foreign securities.

The Series may actively  trade its  investments  without regard to the length of time  they have  been  owned by the  Series.  This is  active  trading  and will increase  the costs the  Series  incurs  and may  increase  the amount of tax an investor pays on the Series' returns.

The Sub-Adviser,  Wellington  Management Company, LLP, uses fundamental analysis to choose  technology  securities  in  foreign  and U.S.  markets.  The  Series'
investment  approach  is based on  analyzing  the  competitive  outlook  for the technology  sector,  identifying  those  industries  likely to benefit  from the
current  and   expected   future   environment,   and   identifying   individual
opportunities. The Sub-Adviser's evaluation of technology companies rests on its solid knowledge of the overall  competitive  environment,  including  supply and demand characteristics,  trends,  existing product evaluations,  and new product developments  within the technology sector.  Fundamental  research is focused on direct contact with company management, suppliers, and competitors.

Asset  allocation  within the Series reflects the  Sub-Adviser's  opinion of the relative  attractiveness  of stocks  within  the  industries  of the  technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness,  and the number of undervalued  opportunities  in each industry.
Opportunities dictate the magnitude and frequency of changes in asset allocation among industries,  but some representation typically is maintained in each major industry,  including  computer software,  computer hardware,  semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

o  Anticipated change in operating results
o  Unrecognized or undervalued capabilities
o  The quality of management  indicates  that these factors will be converted to shareholder values

Stocks will be considered for sale from the Series when:

o  Target prices are achieved
o  Earnings  and/or  return  expectations  are  marked  down due to  fundamental changes in the company's operating outlook
o  More attractive value in a comparable company is available

The Series may invest in securities  denominated in any currency. The Series may invest a  portion  of its  assets  in  options,  futures  and  forward  currency contracts.  Generally,  these derivative instruments involve the obligation,  in the case of futures  and  forwards,  or the right,  in the case of  options,  to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

o  To adjust the portfolio's exposure to a particular currency
o  To manage risk
o  As a substitute for purchasing or selling securities

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  fixed-income  securities,  money  market  securities  or repurchase  agreements.  Although  the  Series  would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series V (Mid Cap Value Series)

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P MidCap 400/Barra Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series V seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets (plus  borrowings for  investment  purposes) in a diversified  portfolio of equity  securities that when,  purchased,  have market capitalizations  that are similar to those of  companies  in the S&P Mid Cap 400
Index.  The index  currently  consists of  securities  of companies  with market capitalizations  that range from $135 million to $8 billion.  Equity  securities include common stock, rights, options, warrants and convertible debt securities.
the Series may also invest in ADRs.

The  Investment   Manager   typically  chooses  equity  securities  that  appear
undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies,  the securities included in the Series' portfolio typically consist of small- to medium-sized companies.  The Series is subject to the risks associated with investing in small capitalization companies.

The  Series  also may invest a portion  of its  assets in  options  and  futures contracts.  These  instruments  may be used to hedge the Series'  portfolio,  to maintain exposure to the equity markets or to increase returns.

The Series may invest in a variety of investment companies, including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based  investments as a way of managing its cash position or to gain  exposure  to the equity  markets or a  particular  sector of the equity market, while maintaining  liquidity.  Certain investment company securities and other securities in which the Fund may invest are restricted  securities,  which are illiquid.

The Series may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series W (Main Street Growth and Income® Series)

FUND FACTS
--------------------------------------------------
  Objective:  High total return
  Benchmark:  S&P 500 Index
Sub-Adviser:  OppenheimerFunds, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series W seeks  high total  return  (which  includes  growth in the value of its shares as well as current income) from equity and debt securities.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series  pursues its  objective by investing  mainly in common stocks of U.S.
companies,  but it can also invest in other equity  securities such as preferred stocks and securities  convertible into common stocks.  Although the Series does not  have any  requirements  as to the  capitalization  of  issuers  in which it invests,  the Series'  Sub-Adviser,  OppenheimerFunds,  currently emphasizes the stocks of large-capitalization  companies in the portfolio. At times, the Series may increase the relative  emphasis of its  investments in small-cap and mid-cap stocks.  While the Series can buy foreign securities and debt securities such as bonds and notes,  currently it does not emphasize those investments.  The Series can also use hedging instruments and certain derivative investments.

In selecting securities for purchase or sale by the Series, the Sub-Adviser uses an investment process that combines  quantitative  models,  fundamental research about particular securities and individual judgment.  While this process and the inter-relationship  of factors used may change over time and its  implementation may vary in particular  cases, in general the selection process involves the use of:

o  Multi-factor  quantitative models: These include a group of "top-down" models that  analyze  data  such as  relative  valuations,  relative  price  trends, interest rates and the shape of the yield curve.  These help direct portfolio emphasis by market  capitalization  (small, mid, or large),  industries,  and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe  typically  including 2000 stocks,  selecting  stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

o  Fundamental research:  The Sub-Adviser uses internal research and analysis by
   other  market   analysts,   with   emphasis  on  current   company  news  and
   industry-related events.

o  Judgment:  The portfolio is then continuously  re-balanced,  using all of the tools described above.

Under adverse or unstable market  conditions,  the Series can invest some or all of its assets in cash,  fixed-income  securities,  money  market  securities  or repurchase  agreements.  Although  the  Series  would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series X (Small Cap Growth Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  Russell 2000™ Growth Index
Sub-Adviser:  RS Investment Management, L.P.

--------------------
INVESTMENT OBJECTIVE
--------------------

Series X seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series  pursues its investment  objective by investing,  under normal market conditions,  at least 80% of its net  assets  (plus  borrowings  for  investment purposes) in equity securities of companies with market  capitalizations of $750 million  or  less  at  the  time  of  investment  that,  in the  opinion  of the
Sub-Adviser,  RS Investment  Management,  L.P., have the potential for long-term capital  growth.  Equity  securities  include common and preferred  stocks,  and warrants and securities convertible into common or preferred stocks.

The Series may invest the  remainder of its assets in securities of companies of any size.  The Series may also engage in short sales of securities it expects to decline  in price.  The  Series  will  likely  invest a portion of its assets in technology and internet-related companies.

In selecting  investments  for the Series,  the  Sub-Adviser  seeks to invest in companies with sustainable  revenue and earnings  growth,  companies that have a sustainable  competitive  advantage,  superior  financial  characteristics,  and strong  management,  and companies that are not  widely-followed  by Wall Street analysts.  The Series may sell a stock when the  reasons for buying it no longer apply or when the stock's price fully reflects what the Sub-Adviser  believes to be the company's value.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  fixed-income  securities,  money  market  securities  or repurchase  agreements.  Although  the  Series  would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series Y (Select 25 Series)

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Y seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series pursues its objective by focusing its  investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth.  The Series is non-diversified as defined in the  Investment  Company  Act of  1940,  which  means  that it may hold a larger position  in a  smaller  number  of  securities  than a  diversified  fund.  The
Investment  Manager  selects what it believes to be premier growth  companies as the core  position  for the Series  using a  "bottom-up"  approach in  selecting growth  stocks.  Portfolio  holdings  will be  replaced  when one or more of the company's  fundamentals  have  changed  and,  in the  opinion of the  Investment
Manager, it is no longer a premier growth company.

The Series may invest a portion of its assets in options and futures  contracts.
These  instruments  may be used to hedge  the  Series'  portfolio,  to  maintain exposure to the equity markets or to increase returns.

The Series may also invest in a variety of investment companies, including those that seek to track the  composition  and  performance of a specific  index.  The
Series  may use these  index-based  investments  as a way of  managing  its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market  securities.  Although the Series would do this only in  seeking  to avoid  losses,  the Series may be unable to pursue its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Series Z (Alpha Opportunity Series)

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P 500 Index
Sub-Adviser:  Mainstream Investment Advisers, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Z seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Series  pursues its objective by investing  under normal market  conditions, approximately  50% of total  assets in an active value  strategy  managed by the
Series' Sub-Adviser,  Mainstream Investment Advisers,  LLC, and 50% of its total assets in a passive index strategy managed by the Investment Manager.  All daily cash inflows and outflows  will be allocated to the passive index portion of the
Series in order to minimize the potential negative impact of daily cash flows to the Sub-Adviser's investment strategy. Once a month, the Investment Manager will rebalance the Portfolio to an allocation of approximately 50% of total assets to each  strategy.  The  allocation  between  the  portions of the  portfolio  upon rebalancing may range between 40% and 60% of total assets to each strategy.

The  Series  pursues  its  active  value  strategy  by  investing  primarily  in publicly-traded  equity  securities,  principally common stocks, but to a lesser degree in  exchange  traded  funds,  convertible  bonds,  convertible  preferred stocks,  stock  warrants  and  rights.  If there is an  insufficient  number  of available  securities  meeting the  purchase  criteria of the  Sub-Adviser,  the
Series  may  also  hold a  portion  of its  assets  in  cash  and  money  market instruments, and such holdings may be substantial.  Dividend and interest income will be an  incidental  consideration.  The  Series  engages  in short  sales of securities believed to be overvalued.

The  Sub-Adviser  seeks to  identify  individual  stocks  with solid  underlying financial  fundamentals,  trading at levels  representing  value relative to the market  generally.  The Sub-Adviser  uses technical and  fundamental  methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative  strength index  ("RSI"),  price moving  averages,  and price relative to historical market averages.

The  Sub-Advsier  also uses  bottom-up  analysis by valuing the 2,000 or so most actively traded stocks in the marketplace.  The bottom-up analysis reviews stock prices in  relationship  to their stock price moving  averages and ranks them by their RSIs. A purchase  candidate is identified as a stock that is at fair value or  undervalued  to the  marketplace.  A sale candidate is identified as a stock that is expensive or  overbought.  These action  candidates  are then grouped by industry. The Sub-Adviser prefers that the candidates demonstrate heavy industry concentrations.  The  Sub-Adviser  also  considers  the industry and  underlying financial  fundamentals of the action  candidates.  Where the  fundamentals  are encouraging,  the stocks may be  purchased.  Stocks  with high RSIs may be sold.
Stocks with high RSIs and with deteriorating fundamentals may be sold short. The
Sub-Adviser  actively manages the active value portion of the Series'  portfolio and will buy and sell securities  frequently.  This active trading will increase the costs the Series  incurs and may increase the amount of tax an investor pays on the Series' returns.

A top down  evaluation of the stock and bond markets,  primarily  based on their
RSIs, is also used. A high RSI indicates  that the  marketplace  is expensive or overbought;  conversely, a low RSI indicates that the marketplace is inexpensive or oversold. The Sub-Adviser uses the RSI in combination with an analysis of the short-term  outlook for  corporate  earnings,  interest  rates,  currencies  and commodities to determine the overall stock to cash and long stock to short stock allocations.

The Series  pursues its passive  index  strategy by  investing in S&P 500 equity derivatives  backed by a portfolio  of fixed income  securities.  The Series may invest in futures contracts,  options,  options on futures contracts,  swaps and other derivative  instruments.  The value of equity  derivatives  closely tracks changes in the value of the index. The equity  derivatives may be purchased with a fraction  of the assets  that would be needed to  purchase  equity  securities directly,  so that the  remainder of the Series'  assets which are  allocated to this strategy may be invested in fixed income securities. The Investment Manager actively manages the fixed income securities backing the equity derivatives with a view toward enhancing the Series' total return.  The Series' overall portfolio duration is normally not expected to exceed one year.

Although this portion of the Series' portfolio does not normally invest directly in S&P 500 securities,  when equity derivatives appear to be overvalued relative to the S&P 500,  the Series may invest in a "basket" of S&P 500 stocks.  The S&P
500 Index is a well known stock  market index  composed of 500  selected  common stocks that represent approximately  two-thirds of the total market value of all
U.S. common stocks.  Individual  stocks are selected based on an analysis of the historical  correlation between the return of every S&P 500 stock and the return of the S&P 500 itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio,  dividend growth,  and cash flows to choose  among  stocks that  satisfy  the  correlation tests. Stocks chosen for the Series are not limited to those with any particular weighting  in the S&P 500.  The Series may also invest in exchange  traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipts.

The fixed  income  securities  in which the Series  invests  include  securities issued or guaranteed by the U.S. Government,  its agencies or instrumentalities;
corporate debt securities of U.S.  issuers,  including  convertible  securities;
mortgage  backed and other  asset-backed  securities;  and bank  certificates of deposit, fixed time deposits and bankers' acceptances,  The Series may invest up to 10% of its total assets in high yield  securities  ("junk  bonds") rated B or higher by Moody's or S&P, or, if unrated,  determined by the Investment  Manager to be of comparable quality.

Although the Series invests principally in U.S. securities, it may, from time to time,  invest in securities of companies  located outside the U.S.,  principally through ADRs traded on U.S. markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The following chart  summarizes the principal risks  applicable to the Series of the  Fund.  However,  the fact  that a  particular  risk is not  indicated  as a principal  risk for a Series  does not mean that the Series is  prohibited  from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example,  the risk of investing in smaller  companies is not listed as a principal  risk for Series A.
This  does not mean  that  Series A is  prohibited  from  investing  in  smaller companies,  only that the risk of smaller  companies is not one of the principal risks  associated  with  Series A. The  Portfolio  Manager(s)  for a Series  has
considerable leeway in choosing investment  strategies and selecting  securities that he or she believes will help the Series achieve its  investment  objective.
In seeking to meet its investment objective, a Series' assets may be invested in any  type  of  security  or  instrument  whose  investment  characteristics  are consistent with the Series' investment program.

------------------------------------------------------------------------------------------
                                A  B  C  D  E  G  H  I  J  N  O  P  Q  S  T  V  W  X  Y  Z
------------------------------------------------------------------------------------------
Market Risk                     o  o     o     o  o  o  o  o  o     o  o  o  o  o  o  o
------------------------------------------------------------------------------------------
Smaller Companies                                    o  o           o     o  o     o
------------------------------------------------------------------------------------------
Value Stocks                    o  o                 o        o     o  o  o  o
------------------------------------------------------------------------------------------
Growth Stocks                   o        o     o  o     o  o           o  o     o  o  o
------------------------------------------------------------------------------------------
Foreign Securities              o  o     o  o  o     o  o  o  o  o  o  o  o  o  o     o
------------------------------------------------------------------------------------------
Emerging Markets                         o           o              o     o
------------------------------------------------------------------------------------------
Options and Futures             o  o     o  o  o  o  o  o  o  o  o  o  o  o  o  o     o
------------------------------------------------------------------------------------------
Active Trading                     o     o                          o     o     o  o
------------------------------------------------------------------------------------------
Interest Rate Risk                 o  o     o              o     o
------------------------------------------------------------------------------------------
Credit Risk                           o     o              o     o
------------------------------------------------------------------------------------------
Prepayment Risk                       o     o              o     o
------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  o              o     o
------------------------------------------------------------------------------------------
Restricted Securities                 o     o        o  o  o  o  o  o     o  o     o
------------------------------------------------------------------------------------------
High Yield Securities                       o              o     o
------------------------------------------------------------------------------------------
Social Investing                                                       o
------------------------------------------------------------------------------------------
Focused Investment Strategy                                               o           o
------------------------------------------------------------------------------------------
Non-Diversification                            o                          o
------------------------------------------------------------------------------------------
Industry Concentration                         o                          o
------------------------------------------------------------------------------------------
Investment in
Investment Companies            o              o        o  o  o  o           o        o
------------------------------------------------------------------------------------------
Technology Stocks                                                         o        o
------------------------------------------------------------------------------------------
Overweighting                                        o                             o
------------------------------------------------------------------------------------------

An  investment  in the Series is not a deposit  of a bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an  investment  in the Series  will go up and down,  which means investors could lose money.

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

SMALLER  COMPANIES  -- While  potentially  offering  greater  opportunities  for capital growth than larger, more established companies, the equity securities of smaller  companies may be particularly  volatile,  especially  during periods of economic  uncertainty.  Securities of smaller  companies may present  additional risks because their earnings are less predictable, their share prices tend to be more  volatile  and their  securities  often are less liquid than  larger,  more established companies.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Series'  investments in value stocks may limit downside risk over time, a Series may, as a trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company  information and political  instability.  The risks may increase in underdeveloped capital markets.

EMERGING  MARKETS -- All of the risks of  investing  in foreign  securities  are heightened by investing in developing  countries and emerging market  countries.
The markets of developing  countries  historically  have been more volatile than the markets of developed  countries with mature  economies.  These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS  AND  FUTURES  --  Options  and  futures  may be used to hedge a Series'
portfolio,  to increase  returns or to gain exposure to a market  without buying individual securities.  However, there is the risk that such practices sometimes
may  reduce  returns  or  increase  volatility.   These  practices  also  entail
transactional expenses.

ACTIVE  TRADING -- Active trading will increase the costs a Series incurs and as a result,  may lower a Series'  performance.  It may also increase the amount of tax an investor pays on the Series' returns.

INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility  that interest  rates could rise  sharply,  causing the value of the
Series'  securities,  and share  price,  to decline.  Longer term bonds and zero coupon  bonds are  generally  more  sensitive  to  interest  rate  changes  than shorter-term bonds. Generally, the longer the average maturity of the bonds in a
Series,  the more a Series'  share price will  fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income  securities will not make  payments  on debt  securities  held by a  Series,  or  there  could be defaults on repurchase  agreements held by a Series.  Also, an issuer may suffer adverse changes in financial  condition that could lower the credit quality of a security,  leading to greater  volatility  in the price of the  security  and in shares of a Series.  A change in the  quality  rating of a bond can  affect  the bond's liquidity and make it more difficult for the Series to sell.

PREPAYMENT  RISK -- The  issuers of  securities  held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest  rates.  Securities  subject to prepayment  risk  generally  offer less potential  for  gains  when  interest  rates  decline,  and may  offer a greater potential for loss when interest rates rise. In addition,  rising interest rates may  cause  prepayments  to  occur  at a  slower  than  expected  rate,  thereby effectively  lengthening  the  maturity of the  security and making the security more  sensitive to interest  rate  changes.  Prepayment  risk is a major risk of mortgage-backed securities.

MORTGAGE-BACKED   SECURITIES  --  A  Series  which  invests  in  mortgage-backed securities  will  receive  payments  that are part  interest  and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans.  When a homeowner makes a prepayment,  the Series receives a larger portion  of its  principal  investment  back,  which  means that there will be a decrease in monthly interest payments. Some mortgage-backed  securities may have structures  that make  their  reaction  to  interest  rates  and  other  factors difficult to predict, making their prices very volatile.

Home  mortgage  loans are typically  grouped  together into "pools" by banks and other  lending  institutions,  and  interests  in these  pools  are then sold to investors,  allowing the bank or other  lending  institution  to have more money available to loan to home buyers.  When  homeowners  make interest and principal payments,  these  payments are passed on to the  investors in the pool.  Most of these  pools  are  guaranteed  by  U.S.  government  agencies  or by  government sponsored  private  corporations-familiarly  called "Ginnie Maes," "Fannie Maes"
and "Freddie Macs."

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities are generally considered illiquid and, therefore,  subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by a Series.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance with Rule 144A under the 1933 Act. Rule 144A
permits  the  resale  to  "qualified   institutional   buyers"  of   "restricted
securities"  that, when issued,  were not of the same class as securities listed on a  U.S.  securities  exchange  or  quoted  in  the  National  Association  of
Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of  increasing  the  amount  of a Series'  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES -- Higher yielding,  high risk debt securities may present additional  risk because  these  securities  may be less liquid than  investment grade bonds and they tend to be more  susceptible  to high interest rates and to real or perceived  adverse economic and competitive  industry  conditions.  High yield securities are subject to more credit risk than higher quality securities.

SOCIAL  INVESTING -- Social  investing may present  additional risks to a Series because it will limit the availability of investment  opportunities  compared to those of similar funds which do not impose such  restrictions on investment.  In addition,  if the Investment  Manager  determines  that  securities  held by the
Series do not comply with its social criteria, the Series must sell the security at a time when it may be disadvantageous to do so.

FOCUSED INVESTMENT  STRATEGY -- The typical  diversified stock mutual fund might hold  between 80 and 120 stocks in its  portfolio.  A Series  which  focuses its investments  in a smaller number of stocks may be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION  -- A non-diversified  Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single  securitymay have a greater impact on a Series' net asset value and total return.  A  non-diversified  Series is expected to be more volatile than a diversified Series.

INDUSTRY  CONCENTRATION  -- A Series is subject to industry  concentration  risk when it concentrates investments in industry or sector-specific stocks. Industry
concentration   risk  is  the  risk  that  the  Series'  return  could  be  hurt
significantly  by  problems   affecting  a  particular  sector.  A  sector  fund
concentrates  its  investments  in a  particular  industry  or group of  related industries and its  performance  may  significantly  increase or decrease due to developments in that sector.

INVESTMENT IN INVESTMENT COMPANIES -- Investment in other investment  companies, may include index-based investments such as SPDRs (based on the S&P 500), MidCap
SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index),  Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial  Average).
To the extent a Series invests in other investment companies,  it will incur its pro rata share of the underlying  investment companies' expenses. In addition, a
Series will be subject to the effects of business  and  regulatory  developments that affect an underlying  investment company or the investment company industry generally.

TECHNOLOGY STOCKS -- Companies in the rapidly changing field of technology often face unusually  high price  volatility,  both in terms of gains and losses.  The potential for wide variation in performance is based on the special risks common to these  stocks.  For  example,  products  or  services  that at  first  appear promising may not prove commercially  successful or may become obsolete quickly.
Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore  likely to be much more volatile than one with broader  diversification  that includes  investments  across industries and sectors.

The  level  of risk  will  be  increased  to the  extent  that  the  Series  has significant  exposure to smaller or unseasoned companies (those with less than a three-year  operating history),  which may not have established products or more experienced management.

OVERWEIGHTING --  Overweighting  investments in certain sectors or industries of the stock market  increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

ADDITIONAL  INFORMATION  -- For more  information  about the Series'  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus and the Statement of Additional Information.

PAST PERFORMANCE

The charts and tables on the  following  pages  provide some  indication  of the risks of investing in the Series by showing changes in each Series'  performance from year to year and by showing how the Series'  average  annual total  returns have compared to those of broad measures of market  performance.  No performance is shown for Series Z as it did not begin operations until May 2003. Fee waivers and/or expense  reimbursements for Series P, V and X during certain time periods reduced the expenses of those  Series and in the absence of such waivers  and/or reimbursements, the performance quoted would be reduced. The performance figures on the  following  pages do not reflect  fees and  expenses  associated  with an investment  in variable  insurance  products  offered by Security  Benefit  Life
Insurance Company.  Shares of the Series are available only through the purchase of such  products.  In addition,  some Series make a comparison to an index that more closely  reflects the  securities in which that Series  invests than does a broad  market  index.  As with  all  mutual  funds,  past  performance  is not a prediction of future results.

Series A (Equity Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1998            20.4%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -15.1%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----    ----
 13.7%   -1.7%   36.8%   22.7%   28.7%   25.4%    8.1%   -12.8%   -11.4%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series A                                         -11.4%       6.2%       10.9%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(1)                  -11.9%      10.7%       12.9%
--------------------------------------------------------------------------------
1  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
================================================================================

Series B (Large Cap Value Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q2 ended June 30, 1997                14.5%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -12.9%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----    ----
  9.6%   -3.0%   30.1%   18.3%   26.5%    7.9%    1.5%    -6.8%    -5.6%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series B                                          -5.6%       4.0%        7.8%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(1)                  -11.9%      10.7%       12.9%
--------------------------------------------------------------------------------
S&P 500/Barra Value Index (reflects no
deduction for fees, expenses or taxes)(2)        -11.7%       9.5%       13.1%
--------------------------------------------------------------------------------
The Dreyfus  Corporation was engaged to provide investment  advisory services to
Series B effective January 2, 2001.

1  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

2  The S&P  500/Barra  Value  Index is a  capitalization  weighted  index of all stocks  in the S&P 500  Index  that  have  low  price-to-book  ratios.  It is designed so that  approximately  50% of the market  capitalization of the S&P
   500 Index is in the S&P Barra Value Index.
================================================================================

Series C (Money Market Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q3 ended September 30, 2000            1.6%

                  LOWEST QUARTER
                  Q4 ended December 31, 2001             0.5%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----    ----
  2.6%    3.7%    5.4%    5.1%    5.2%    5.1%    4.6%     6.0%     3.8%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS AND YIELD
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series C                                           3.8%       4.9%        4.5%
--------------------------------------------------------------------------------
7-Day Yield                                        1.2%       ---         ---
================================================================================

Series D (Global Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            34.9%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -18.2%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----    ----
 31.6%    2.7%   10.9%   17.5%    6.5%   20.1%   53.7%     3.5%   -12.3%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series D                                         -12.3%      12.3%       11.8%
--------------------------------------------------------------------------------
MSCI World Index (reflects no deduction
for fees, expenses or taxes)(1)                  -16.8%       5.4%        8.1%
--------------------------------------------------------------------------------
OppenheimerFunds,  Inc. was engaged to provide  investment  advisory services to
Series D effective ___________________.

1  The MSCI World Index is an unmanaged  index that measures the  performance of over  1,400  securities  listed on  exchanges  in the U.S.,  Europe,  Canada,
   Australia, New Zealand and the Far East.
================================================================================

Series E (Diversified Income Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q1 ended March 31, 1993                5.9%

                  LOWEST QUARTER
                  Q1 ended March 31, 1994               -4.6%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----    ----
 12.6%   -6.9%   18.6%   -0.7%   10.0%    8.0%   -3.8%     8.6%     7.2%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series E                                           7.2%       5.9%        5.8%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
(reflects no deduction for
fees, expenses or taxes)(1)                        8.5%       7.4%        7.3%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes)(2)                        8.4%       7.4%        7.2%
--------------------------------------------------------------------------------
1  The Lehman Brothers Government/Credit Index is _____________________________.

2  The Lehman  Brothers  Aggregate Bond Index is an unmanaged  index that tracks investment grade bonds including U.S.  Treasury and agency issues,  corporate bond issues,  asset backed,  commercial  mortgage  backed and mortgage backed securities and Yankee issues.
================================================================================

Series G (Large Cap Growth Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            12.9%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -16.6%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                 2001       2002
                                 ----       ----
                                -15.4%      ____%

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
-------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
-------------------------------------------------------------------------------
Series G                                         -15.4%             -21.0%
-------------------------------------------------------------------------------
Russell 1000® Growth Index (reflects no
deduction for fees, expenses or taxes)(2)
-------------------------------------------------------------------------------
S&P 500/Barra Growth Index (reflects no
deduction for fees, expenses or taxes)(3)        -12.7%             -20.2%
-------------------------------------------------------------------------------
1  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

2  As of May 1, 2003,  the Series began  comparing  itself to the Russell  1000®
   Growth Index as it more closely reflects the types of investments made by the
   Series.  The Russell 1000® Growth Index is an unmanaged  index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher  price-to-book ratios and higher forecasted growth values.

3  The S&P  500/Barra  Growth Index is a  capitalization  weighted  index of all stocks  in the S&P 500  Index  that have  high  price-to-book  ratios.  It is designed so that  approximately  50% of the market  capitalization of the S&P
   500 Index is in the S&P 500/Barra Growth Index.
================================================================================

Series H (Enhanced Index Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q1 ended March 31, 2000                2.5%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -15.3%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          2000         2001        2002
                          ----         ----        ----
                         -10.2%       -13.0%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
-------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
-------------------------------------------------------------------------------
Series H                                         -13.0%               4.8%
-------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(2)                  -11.9%              -4.3%
-------------------------------------------------------------------------------
1  For the period  beginning  April 30, 1999 (date of inception) to December 31,
   2002.

2  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
================================================================================

Series I (International Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001             6.68%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -17.2%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          2000         2001        2002
                          ----         ----        ----
                         -20.4%       -24.4%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
-------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
-------------------------------------------------------------------------------
Series I                                         -24.4%             -8.8%
-------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)(2)                  -21.4%             -7.5%
-------------------------------------------------------------------------------
1  For the period  beginning  April 30, 1999 (date of inception) to December 31,
   2002.

2  The MSCI EAFE Index is a  capitalization  weighted  index that  monitors  the performance of stock on 16 exchanges  across Europe,  "Australasia,"  and the
   Far East.  Investments in these foreign  securities are subject to additional risks including currency rates, economic and monetary policy,  differences in auditing standards and risks related to political and economic developments.
================================================================================

Series J (Mid Cap Growth Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            38.8%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -28.9%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1993    1994   1995    1996    1997    1998    1999     2000     2001    2002
  ----    ----   ----    ----    ----    ----    ----     ----     ----    ----
 13.6%   -5.1%   19.5%   18.0%   20.0%   18.0%   61.9%    16.8%   -14.9%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series J                                         -14.9%      17.9%       17.1%
--------------------------------------------------------------------------------
S&P MidCap 400/BarraGrowth Index (reflects
no deduction for fees, expenses or taxes)(1)      -8.0%      17.8%       14.5%
--------------------------------------------------------------------------------
1  The S&P MidCap  400/Barra  Growth  Index is created by  Standard & Poor's and
   Barra by dividing the S&P MidCap 400 Index equally  between  growth and value based upon a Price to Book value calculation.  The S&P MidCap 400 Index is so rebalanced twice per year.
================================================================================

Series N (Managed Asset Allocation Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1996-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1998            11.5%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001           -8.3%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

         1996      1997      1998      1999     2000      2001      2002
         ----      ----      ----      ----     ----      ----      ----
         12.8%     18.4%     18.4%     9.7%     -0.9%     -5.1%     ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                                        LIFE OF
                                                 1 YEAR     5 YEARS    SERIES(1)
--------------------------------------------------------------------------------
Series N                                          -5.1%       7.7%        8.9%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(2)                  -11.9%      10.7%       14.2%
--------------------------------------------------------------------------------
Blended Index (reflects no deduction
for fees, expenses or taxes)(3)                   -3.8%       9.4%       11.4%
--------------------------------------------------------------------------------
1  For the period  beginning  June 1, 1995 (date of  inception)  to December 31,
   2002.

2  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

3  The Blended Index consists of 60% S&P 500 and 40% Lehman  Brothers  Aggregate
   Bond Index.  The Lehman  Brothers  Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed,  commercial mortgage backed and mortgage backed securities and Yankee issues.
================================================================================

Series O (Equity Income Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1996-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q2 ended June 30, 1999                13.0%

                  LOWEST QUARTER
                  Q3 ended September 30, 1999           -8.6%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

          1996      1997      1998     1999     2000      2001     2002
          ----      ----      ----     ----     ----      ----     ----
          20.0%     28.4%     9.0%     3.1%     12.9%     1.3%     ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                                        LIFE OF
                                                 1 YEAR     5 YEARS    SERIES(1)
--------------------------------------------------------------------------------
Series O                                           1.3%      10.6%       13.6%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(2)                  -11.9%      10.7%       14.2%
--------------------------------------------------------------------------------
S&P 500/Barra Value Index (reflects no
deduction for fees, expenses or taxes)(3)        -11.7%       9.5%       12.9%
--------------------------------------------------------------------------------
1  For the period  beginning  June 1, 1995 (date of  inception)  to December 31,
   2002.

2  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

3  The S&P  500/Barra  Value  Index is a  capitalization  weighted  index of all stocks  in the S&P 500  Index  that  have  low  price-to-book  ratios.  It is designed so that  approximately  50% of the market  capitalization of the S&P
   500 Index is in the S&P 500/Barra Value Index.
================================================================================

Series P (High Yield Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1997-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001             7.1%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001           -5.1%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

          1997        1998       1999        2000       2001       2002
          ----        ----       ----        ----       ----       ----
          13.4%       5.8%       1.3%       -1.5%       4.4%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                                        LIFE OF
                                                 1 YEAR     5 YEARS    SERIES(1)
--------------------------------------------------------------------------------
Series P                                           4.4%       4.6%       5.4%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Index (reflects
no deduction for fees, expenses or taxes)(2)      -5.3%       3.1%       4.2%(3)
--------------------------------------------------------------------------------
1  For the period  beginning  August 5, 1996 (date of inception) to December 31,
   2002.

2  The Lehman Brothers High Yield Index is ____________________________________.

3  Index  performance  is only  available to the Series at the beginning of each month.  The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2001.
================================================================================

Series Q (Small Cap Value Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            17.5%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -17.4%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2001        2002
                                ----        ----
                                22.2%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series Q                                          22.2%              17.6%
--------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction
for fees, expenses or taxes)(2)                    2.5%              -0.8%
--------------------------------------------------------------------------------
Russell 2000 Value Index (reflects no
deduction for fees, expenses or taxes)(3)         14.02%             19.25%
--------------------------------------------------------------------------------
1  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

2  The  Russell  2000  Index  measures  the  performance  of the 2,000  smallest companies in the Russell 3000 Index,  which represents  approximately  10% of the total market capitalization of the Russell 3000 Index.

3  The Russell 2000 Value Index  measures the  performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
================================================================================

Series S (Social Awareness Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1998            24.8%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -16.5%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1993    1994   1995    1996    1997    1998    1999     2000     2001    2002
  ----    ----   ----    ----    ----    ----    ----     ----     ----    ----
 11.9%   -3.7%   27.7%   18.8%   22.7%   31.4%   17.2%   -12.9%   -13.1%   ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series S                                         -13.1%       7.4%       10.5%
--------------------------------------------------------------------------------
Domini Social 400 Index (reflects no
deduction for fees, expenses or taxes)(1)        -12.1%      11.8%       13.8%
--------------------------------------------------------------------------------
1  The  Domini  Social(SM)  400  Index,  modeled  on the S&P 500,  is a socially screened, capitalization weighted index of 400 common stocks.
================================================================================

Series T (Technology Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            40.5%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -38.9%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2001        2002
                                ----        ----
                               -24.1%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series T                                         -24.1%             -36.8%
--------------------------------------------------------------------------------
Goldman Sachs Technology Index (reflects
no deduction for fees, expenses or taxes)(2)     -28.6%             -39.8%
--------------------------------------------------------------------------------
1  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

2  The Goldman Sachs Technology Index is a widely recognized, unmanaged index of technology stocks.
================================================================================

Series V (Mid Cap Value Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1998-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q2 ended June 30, 1999                21.9%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -19.4%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

              1998        1999        2000        2001        2002
              ----        ----        ----        ----        ----
              16.6%       18.9%       33.8%       11.1%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series V                                          11.1%              23.8%
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (reflects
no deduction for fees, expenses or taxes)(2)       7.1%              15.1%
--------------------------------------------------------------------------------
1  For the period  beginning  May 1, 1997 (date of  inception)  to December  31,
   2002.

2  The S&P MidCap  400/Barra  Value  Index is  created by  Standard & Poor's and
   Barra by dividing the S&P MidCap 400 Index equally  between  growth and value based upon a Price to Book value calculation.  The S&P MidCap 400 Index is so rebalanced twice per year.
================================================================================

Series W (Main Street Growth and Income® Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001             7.4%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -11.2%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                2001        2002
                                ----        ----
                               -10.0%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series W                                         -10.0%             -11.7%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(2)                  -11.9%             -12.1%
--------------------------------------------------------------------------------
1  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

2  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
================================================================================

Series X (Small Cap Growth Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1998-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            51.3%

                  LOWEST QUARTER
                  Q1 ended March 31, 2001              -26.8%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

              1998        1999        2000         2001        2002
              ----        ----        ----         ----        ----
              11.5%       87.2%       -8.7%       -27.9%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series X                                         -27.9%               6.8%
--------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction
for fees, expenses or taxes)(2)                    2.5%               3.0%(4)
--------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no
deduction for fees, expenses or taxes)(3)         -9.2%              -1.5%(4)
--------------------------------------------------------------------------------
1  For the period beginning October 15, 1997 (date of inception) to December 31,
   2002.

2  The  Russell  2000  Index  measures  the  performance  of the 2,000  smallest companies in the Russell 3000 Index,  which represents  approximately  10% of the total market capitalization of the Russell 3000 Index.

3  The Russell 2000 Growth Index measures the  performance of those Russell 2000 companies  with  higher  price-to-book  ratios and higher  forecasted  growth values.

4  Index  performance  is only  available to the Series at the beginning of each month.  The Russell 2000 Index and the Russell 2000 Growth Index are each for the period October 1, 1997 to December 31, 2001.
================================================================================

Series Y (Select 25 Series)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            21.6%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -19.1%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          2000        2001        2002
                          ----        ----        ----
                         -16.1%       -9.9%       ____%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 1 YEAR        LIFE OF SERIES(1)
--------------------------------------------------------------------------------
Series Y                                          -9.9%              -1.7%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)(2)                  -11.9%              -4.3%
--------------------------------------------------------------------------------
1  For the period  beginning  April 30, 1999 (date of inception) to December 31,
   2002.

2  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
================================================================================

FEES AND EXPENSES OF THE SERIES

-------------------------
ANNUAL OPERATING EXPENSES
-------------------------

Expenses that are deducted from Series assets.  The table below does not reflect the fees and expenses of the variable  insurance product through which shares of the Series are purchased.

================================================================================
SERIES A (EQUITY)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.01%
Other expenses..........................................................   0.07%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.83%
--------------------------------------------------------------------------------
SERIES B (LARGE CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.10%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.93%
--------------------------------------------------------------------------------
SERIES C (MONEY MARKET)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.50%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.58%
--------------------------------------------------------------------------------
SERIES D (GLOBAL)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.20%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.20%
--------------------------------------------------------------------------------
SERIES E (DIVERSIFIED INCOME)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.83%
--------------------------------------------------------------------------------
SERIES G (LARGE CAP GROWTH)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.01%
Other expenses..........................................................   0.22%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.23%
--------------------------------------------------------------------------------
SERIES H (ENHANCED INDEX)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.16%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.91%
--------------------------------------------------------------------------------
SERIES I (INTERNATIONAL)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.10%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   1.15%
TOTAL ANNUAL OPERATING EXPENSES.........................................   2.25%
--------------------------------------------------------------------------------
SERIES J (MID CAP GROWTH)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.01%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.84%
--------------------------------------------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.25%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.25%
--------------------------------------------------------------------------------
SERIES O (EQUITY INCOME)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.04%
Other expenses..........................................................   0.04%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.08%
--------------------------------------------------------------------------------
SERIES P (HIGH YIELD)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.11%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.86%
--------------------------------------------------------------------------------
SERIES Q (SMALL CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.18%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.18%
--------------------------------------------------------------------------------
SERIES S (SOCIAL AWARENESS)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.83%
--------------------------------------------------------------------------------
SERIES T (TECHNOLOGY)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.46%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.46%
--------------------------------------------------------------------------------
SERIES V (MID CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.02%
Other expenses..........................................................   0.08%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.85%
--------------------------------------------------------------------------------
SERIES W (MAIN STREET GROWTH AND INCOME®)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.25%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.25%
--------------------------------------------------------------------------------
SERIES X (SMALL CAP GROWTH)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.15%
TOTAL ANNUAL OPERATING EXPENSES.........................................   1.15%
--------------------------------------------------------------------------------
SERIES Y (SELECT 25)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Brokerage Plan Distribution (12b-1) fees(1).............................   0.00%
Other expenses..........................................................   0.13%
TOTAL ANNUAL OPERATING EXPENSES.........................................   0.88%
--------------------------------------------------------------------------------
SERIES Z (ALPHA OPPORTUNITY)
--------------------------------------------------------------------------------
Advisory fee............................................................   ____%
Brokerage Plan Distribution (12b-1) fees(1).............................   ____%
Other expenses(2).......................................................   ____%
TOTAL ANNUAL OPERATING EXPENSES.........................................   ____%
--------------------------------------------------------------------------------
1  Amounts included as distribution  expenses under this caption are the amounts received  by the  Fund's  distributor  under the  Brokerage  Plan in the last fiscal year in connection  with the purchase and sale of  securities  held by the Series.

2  Other expenses for Series Z are based upon estimated expenses.
================================================================================

EXAMPLE

This  example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each  Example  assumes  that you invest  $10,000 in a Fund for the time  periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Funds'  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

================================================================================
                                                1        3         5        10
                                              YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
Series A (Equity)..........................   $102     $126      $156      $248
Series B (Large Cap Value).................    103      129       161       258
Series C (Money Market)....................     99      119       143       222
Series D (Global)..........................    106      137       174       285
Series E (Diversified Income)..............    102      126       156       248
Series G (Large Cap Growth)................    106      138       176       288
Series H (Enhanced Index)..................    103      129       160       256
Series I (International)...................    116      166       224       384
Series J (Mid Cap Growth)..................    102      127       156       249
Series N (Managed Asset Allocation)........    106      138       177       290
Series O (Equity Income)...................    104      133       168       273
Series P (High Yield)......................    102      127       157       251
Series Q (Small Cap Value).................    105      136       173       283
Series S (Social Awareness)................    102      126       156       248
Series T (Technology)......................    108      144       187       311
Series V (Mid Cap Value)...................    102      127       157       250
Series W (Main Street Growth and Income®)..    106      138       177       290
Series X (Small Cap Growth)................    105      135       172       280
Series Y (Select 25).......................    102      128       158       253
Series Z (Alpha Opportunity)...............    ___      ___       ---       ---
================================================================================

You would pay the following expenses if you did not redeem your shares.

================================================================================
                                                1        3         5        10
                                              YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
Series A (Equity) .........................    $22     $ 68      $116      $248
Series B (Large Cap Value) ................     23       71       121       258
Series C (Money Market) ...................     19       60       103       222
Series D (Global) .........................     26       79       134       285
Series E (Diversified Income) .............     22       68       116       248
Series G (Large Cap Growth) ...............     26       80       136       288
Series H (Enhanced Index) .................     23       70       120       256
Series I (International) ..................     36      110       186       384
Series J (Mid Cap Growth) .................     22       68       116       249
Series N (Managed Asset Allocation) .......     26       80       137       290
Series O (Equity Income) ..................     24       75       128       273
Series P (High Yield) .....................     22       69       117       251
Series Q (Small Cap Value) ................     25       78       133       283
Series S (Social Awareness) ...............     22       68       116       248
Series T (Technology) .....................     28       87       147       311
Series V (Mid Cap Value) ..................     22       68       117       250
Series X (Main Street Growth and Income®)..     26       80       137       290
Series X (Small Cap Growth) ...............     25       77       132       280
Series Y (Select 25) ......................     22       69       118       253
Series Z (Alpha Opportunity) ..............     __       __       ---       ---
================================================================================

INVESTMENT MANAGER

Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636, is the Series'  Investment  Manager.  On December 31, 2002, the aggregate assets  of all of the  mutual  funds  under  the  investment  management  of the
Investment Manager were approximately $___ billion.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise  indicated.  For
Series  for which  the  Investment  Manager  has  retained  a  sub-adviser,  the
Investment   Manager,   and  not  the  Series  is  responsible  for  payment  of
sub-advisory fees.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of a Series to a  specified  level.  The  Investment
Manager  also  may  reimburse  expenses  of a Series  from  time to time to help maintain competitive expense ratios. These arrangements are voluntary,  in which case  they  may  be  terminated  at  any  time.  The  fees  without  waivers  or reimbursements are shown in the fee table on page 40.

            ========================================================
            MANAGEMENT FEES
            (expressed as a percentage of average net assets)
            --------------------------------------------------------
            Series A.........   0.75%      Series O.........   1.00%
            Series B.........   0.75%      Series P.........   0.75%
            Series C.........   0.50%      Series Q.........   1.00%
            Series D.........   1.00%      Series S.........   0.75%
            Series E.........   0.75%      Series T.........   1.00%
            Series G.........   1.00%      Series V.........   0.75%
            Series H.........   0.75%      Series W.........   1.00%
            Series I.........   1.10%      Series X.........   1.00%
            Series J.........   0.75%      Series Y.........   0.75%
            Series N.........   1.00%      Series Z*........   2.25%
            --------------------------------------------------------
            *This Series was not offered for sale until May 1, 2003.
            ========================================================

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the Investment Manager oversee the day-to-day operations of the following Series.

--------------------------------------------------------
SERIES A (EQUITY SERIES) AND SERIES Y (SELECT 25 SERIES)
--------------------------------------------------------

TERRY A. MILBERGER,  Senior Vice President and Senior  Portfolio  Manager of the
Investment Manager, has managed Series A (Equity Series) since 1989. He has been the manager of Series Y (Select 25 Series) since its inception in May 1999.  Mr.
Milberger has more than 25 years of investment  experience.  He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant  portfolio manager of the Investment Manager. He was then employed as Vice  President of Texas  Commerce Bank and managed its pension fund assets until he returned to the Investment  Manager in 1981. Mr. Milberger holds a bachelor's  degree in business and a M.B.A.  from the University of Kansas and is a Chartered Financial Analyst charterholder.

------------------------------------
SERIES E (DIVERSIFIED INCOME SERIES)
------------------------------------

CHRISTOPHER L. PHALEN,  Assistant  Vice  President and Portfolio  Manager of the
Investment  Manager,  has co-managed Series E (Diversified  Income Series) since
May 2000.  Prior to joining the  Investment  Manager in 1997, he was with Sprint
PCS as a pricing  analyst.  Prior to joining  Sprint PCS in 1997, Mr. Phalen was employed by Security  Benefit Group. Mr. Phalen graduated from the University of
Kansas with a bachelor of business  administration  and accounting  degree.  Mr.
Phalen  is a  Chartered  Financial  Analyst  charterholder  with  five  years of investment experience.

----------------------------------------------------------------------------
SERIES E (DIVERSIFIED INCOME SERIES) AND SERIES Z (ALPHA OPPORTUNITY SERIES)
----------------------------------------------------------------------------

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager,  has managed Series E  (Diversified  Income Series) since June 1997 and has been a manager of Series Z (Alpha Opportunity Series) since its inception in
May 2003. Mr. Bowser joined the Investment  Manager in 1992.  From 1989 to 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan
Bank of Topeka.  He was  employed at the Federal  Reserve Bank of Kansas City in
1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior  Financial  Analyst and Assistant  Controller.  He graduated  with a bachelor  of science  degree  from  Kansas  State  University  in 1982.  He is a
Chartered Financial Analyst charterholder.

----------------------------------
SERIES G (LARGE CAP GROWTH SERIES)
----------------------------------

MARK MITCHELL,  Vice President and Portfolio Manager of the Investment  Manager,
has  managed  the  Series G (Large  Cap  Growth  Series)  and  Series S  (Social
Awareness Series) since joining the Investment  Manager in September 2002. Prior to  joining  the  Investment  Manager,  Mr.  Mitchell  had  worked  for GE Asset
Management  since  July  1997 as a  technology  sector  portfolio  manager.  Mr.
Mitchell  holds a bachelor of science  degree from the  University  of Nebraska, with an emphasis in finance. He is a Chartered Financial Analyst charterholder.

--------------------------------------------------------------------
SERIES J (MID CAP GROWTH SERIES) AND SERIES V (MID CAP VALUE SERIES)
--------------------------------------------------------------------

JAMES P. SCHIER,  Vice President and Senior Portfolio  Manager of the Investment
Manager,  has managed  Series J (Mid Cap Growth  Series)  since January 1998 and
Series V (Mid Cap Value  Series)  since its  inception in 1997.  He has 20 years experience  in  the  investment  field  and  is a  Chartered  Financial  Analyst charterholder.  While  employed by the Investment  Manager,  he also served as a research  analyst.  Prior to joining the  Investment  Manager in 1995,  he was a portfolio  manager for Mitchell Capital  Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio  Manager for Fourth Financial.
Prior to 1988, Mr. Schier served in various  positions in the  investment  field for Stifel  Financial,  Josepthal & Company and Mercantile  Trust  Company.  Mr.
Schier  earned a bachelor of business  degree from the  University of Notre Dame and a M.B.A. from Washington University.

----------------------------
SERIES P (HIGH YIELD SERIES)
----------------------------

DAVID G.  TOUSSAINT,  Assistant  Vice  President  and  Portfolio  Manager of the
Investment  Manager,  has managed Series P (High Yield Series) since April 2000.
Mr. Toussaint has 12 years of investment experience and is a Chartered Financial
Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining  the  Investment  Manager  in 2000,  he was with  Allstate  Insurance
Company as an investment analyst and served in various  managerial  positions in their  investment  operations  group.  Mr.  Toussaint  earned a bachelor of arts degree in Economics from the University of Illinois,  a master of science degree in  Accountancy  from DePaul  University  and a M.B.A.  from the  University  of
Chicago.

SUB-ADVISERS

The Investment Manager and the Series have received from the U.S. Securities and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive  information about the new sub-adviser within 90 days of the change. The
order  allows  the  Series  to  operate  more   efficiently   and  with  greater
flexibility.  The  Investment  Manager  provides  the  following  oversight  and evaluation services to those Series which use a sub-adviser:

o  Performing initial due diligence on prospective sub-advisers for the Series
o  Monitoring the performance of the sub-advisers
o  Communicating performance expectations to the sub-advisers
o  Ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the  sub-advisers,  there is no certainty  that any  sub-adviser  or Series will obtain favorable results at any given time.

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New
York,  New York  10166,  to provide  investment  advisory  services to Series B, effective January 2, 2001.  Founded in 1947, as of December 31, 2002 The Dreyfus
Corporation  managed   approximately  $___  billion  in  over  ___  mutual  fund
portfolios.

The Investment Manager has engaged  OppenheimerFunds,  Inc., 498 Seventh Avenue,
New York, New York 10018, to provide  investment  advisory  services to Series D and Series W. OppenheimerFunds, Inc. has operated as an investment adviser since
January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $____  billion in assets as of  December  31,  2002,  including  other
Oppenheimer funds with more than ___ million shareholder accounts.

The  Investment  Manager  has  engaged  Mainstream   Investment  Advisers,   LLC
("Mainstream") to provide investment  sub-advisory  services with respect to the active  value  portion of the assets of Series Z.  Mainstream,  101 West  Spring
Street,  Fourth Floor, New Albany,  Indiana 47150,  managed  approximately  $144 million in client assets as of December 31, 2002. For its sub-advisory services, the Investment Manager will pay Mainstream from the Investment Manager's assets, and not from Series Z's assets, a sub-advisory fee equal to an annual percentage of the  average  daily net  assets of Series Z  managed  by  Mainstream,  plus a performance fee based on the cumulative gain earned on the portion of Series Z's assets  managed by  Mainstream,  subject to prior high water marks and reduction due to loss  carryforwards from prior years. Fees paid by the Investment Manager will not  necessarily  be  attributable  to fees it receives  as the  investment adviser of Series Z and may, in fact, exceed such investment  advisory fees. The nature of the  performance  fee is such  that the  Investment  Manager  will pay
Mainstream  a higher  performance  fee when the total return of the active value portion  of the  Series is  higher  and a lower  performance  fee when the total return of that portion of the Series is lower. Accordingly,  the performance fee may give Mainstream an incentive to make riskier or more speculative investments than might be the case in the absence of such a performance  based fee.  Members of  the  staff  of  the  Securities  and  Exchange  Commission  previously  have questioned  whether the approval and  implementation of investment  advisory and sub-advisory  arrangements comparable to those in place with respect to Series Z is consistent with applicable federal and/or state laws and regulations, and the
Securities and Exchange  Commission or its staff, or both, may take the position that approval and implementation of the investment  advisory and/or sub-advisory agreements  and fees  applicable to Series Z violates  federal and/or state laws and regulations.

The Investment  Manager has engaged Deutsche Asset  Management,  Inc.  (formerly
Morgan Grenfell,  Inc.),  345 Park Avenue,  New York, New York 10154, to provide investment  advisory services to Series H. Deutsche Asset  Management,  Inc. was founded in 1838 as Morgan  Grenfell,  Inc.  and has  provided  asset  management services since 1953. As of December 31, 2002,  Deutsche Asset  Management,  Inc.
had approximately $___ billion in assets under management.

Deutsche  Asset  Management,  Inc. is an indirect  wholly  owned  subsidiary  of
Deutsche Bank AG  ("Deutsche  Bank").  Deutsche  Bank is a major global  banking institution  that is engaged in a wide range of  financial  services,  including investment management,  mutual funds, retail and commercial banking,  investment banking and insurance.

The Investment Manager has engaged Templeton  Investment Counsel,  LLC, 500 East
Broward Boulevard, Ft. Lauderdale, Florida 33394, to provide investment advisory services to Series I. Templeton,  together with its  affiliates,  as of December
31, 2002, managed over $___ billion in assets.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage
Reserve,  Menomonee  Falls,  Wisconsin  53051,  to provide  investment  advisory services to Series Q.  Strong was  established  in 1974 and as of  December  31,
2002, managed over $__ billion in assets.

The Investment  Manager has engaged RS Investment  Management,  L.P., 388 Market
Street, San Francisco, California 94111, to provide investment advisory services to Series X. RS Investments was established in 1993 and as of December 31, 2002, managed over $___ billion in assets.

The Investment Manager has engaged Wellington  Management Company, LLP, 75 State
Street, Boston, Massachusetts,  02109 to provide investment advisory services to
Series T.

Wellington  Management  is a limited  liability  partnership  which  traces  its origins to 1928.  As of December 31, 2002,  Wellington  Management  managed over
$____  billion in assets on behalf of  investment  companies,  employee  benefit plans, endowments, foundations and other institutions.

The  Investment  Manager has engaged T. Rowe Price  Associates,  Inc.,  100 East
Pratt Street, Baltimore,  Maryland 21202 to provide investment advisory services to Series N and  Series O. T. Rowe  Price  Associates,  Inc.  is a  wholly-owned subsidiary of T. Rowe Price Group,  Inc.,  which was formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price was founded in
1937.  As of  December  31,  2002,  T.  Rowe  Price and its  affiliates  managed approximately  $_____  billion  in  investments  for  approximately  __  million individual and institutional accounts.

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the  Sub-Advisers  oversee the day-to-day operations of the following Series:

---------------------------------
SERIES B (LARGE CAP VALUE SERIES)
---------------------------------

VALERIE  J. SILL was named the  portfolio  manager  of Series B (Large Cap Value
Series) in July 2001.  Ms. Sill has been a portfolio  manager for Dreyfus  since
1996.  She is  also  executive  vice  president  of  The  Boston  Company  Asset
Management,  Inc. (TBCAM), an affiliate of Dreyfus and is a member of the equity policy group of TBCAM. She previously  served as director of equity research and as an equity research  analyst for TBCAM.  Currently,  she is the Chairperson of the Equity  Policy Group at TBCAM.  Ms. Sill is a graduate of Wellesley  College and  received  her M.B.A.  from  Harvard  Business  School.  She is a  Chartered
Financial Analyst charterholder.

------------------------
SERIES D (GLOBAL SERIES)
------------------------

WILLIAM L. WILBY,  Senior Vice President and Director of International  Equities
of  OppenheimerFunds,  has been the  manager of Series D (Global  Series)  since
November 1998.  Prior to joining  Oppenheimer  in 1991, he was an  international investment  strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers,
Mr. Wilby was a managing director and portfolio manager at AIG Global Investors.
He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager.  Before starting his career in portfolio management,  Mr. Wilby was an  international  financial  economist  at  Northern  Trust Bank and at the
Federal  Reserve Bank in Chicago.  Mr. Wilby is a graduate of the United  States
Military  Academy  and  holds  a M.A.  and a  Ph.D.  in  International  Monetary
Economics from the University of Colorado.  He is a Chartered  Financial Analyst
charterholder.

--------------------------------
SERIES H (ENHANCED INDEX SERIES)
--------------------------------

DEAN S. BARR,  President and Head of Global  Quantitative Index Strategies,  has
been  co-manager  of Series H (Enhanced  Index  Series)  since he joined DAMI in
September 1999. Prior to joining DAMI, he was Chief Investment Officer of Active
Quantitative  Strategies  at State Street Global  Advisors.  He has a bachelor's degree from Cornell  University  and a MBA in finance  from New York  University
Graduate School of Business.

MANISH  KESHIVE,  Vice  President  of DAMI,  has  been  co-manager  of  Series H
(Enhanced Index Series) since  September 1999. He joined DAMI in 1996.  Prior to joining DAMI,  he was a student  earning a B.S.  degree in  Technology  from the
Indian Institute of Technology in 1993 and a M.S. degree from the  Massachusetts
Institute of Technology in 1995.

ERIC T. LOBBEN,  Vice  President and Head Portfolio  Manager of Enhanced  Equity
Index and Quantitative Active Equity Strategies, has been co-manager of Series H
(Enhanced  Index Series) since May of 2001.  Mr. Lobben joined DAMI in 1981 as a researcher on various asset allocation  topics and equity alpha  strategies.  He has a BSE from Princeton University and a MBA from New York University.

-------------------------------
SERIES I (INTERNATIONAL SERIES)
-------------------------------

ANTONIO T. DOCAL,  Vice  President  of  Templeton  has been  manager of Series I
(International Series) since September 2002. Prior to joining Templeton in 2001,
Mr. Docal was vice president and director at Evergreen  Funds. Mr. Docal holds a
M.B.A. degree from the Sloan School of Management at the Massachusetts Institute
of Technology and a B.A. degree from Trinity  College in Connecticut.  Mr. Docal is also a Chartered Financial Analyst charterholder.

------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION SERIES)
------------------------------------------

EDMUND  M.  NOTZON,  Managing  Director  of T.  Rowe  Price  Group  and a Senior
Portfolio  Manager in the firm's Taxable Bond  Department,  has managed Series N
(Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe
Price in 1989 and has been managing  investments since 1991. Prior to joining T.
Rowe Price,  Mr. Notzon was Director of the Analysis and Evaluation  Division at
the U.S. Environmental Protection Agency.

-------------------------------
SERIES O (EQUITY INCOME SERIES)
-------------------------------

BRIAN C.  ROGERS,  Director and  Managing  Director of T. Rowe Price Group,  and
Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series)
since its  inception  in 1995.  He  joined  T.  Rowe  Price in 1982 and has been managing investments since 1983.

---------------------------------
SERIES Q (SMALL CAP VALUE SERIES)
---------------------------------

I. CHARLES RINALDI,  portfolio manager at Strong, has been the manager of Series
Q (Small Cap Value  Series)  since its  inception in May of 2000. He has over 25 years of  investment  experience.  He joined Strong in December  1997.  Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management
Corporation  (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St.  Michael's  College in 1965 and his Masters of
Business Administration in Finance from Babson College in 1970.

----------------------------
SERIES T (TECHNOLOGY SERIES)
----------------------------

WELLINGTON  MANAGEMENT  COMPANY'S  GLOBAL  TECHNOLOGY  TEAM has managed Series T
(Technology  Series) since its inception in May 2000. The Global Technology Team is  comprised  of a group of  global  industry  analysts  who  focus on  various sub-sectors of the Technology industry.  The Global Technology Team is supported by a significant number of specialized  fundamental,  quantitative and technical analysts; macro-economic analysts and traders.

------------------------------------------------
SERIES W (MAIN STREET GROWTH AND INCOME® SERIES)
------------------------------------------------

CHARLES ALBERS, Senior Vice President at OppenheimerFunds, has co-managed Series
W (Main Street Growth and Income® Series) since its inception in May 2000. Prior to  joining  OppenheimerFunds  in 1998,  Mr.  Albers  was  with  the  investment management subsidiary of The Guardian Life Insurance Company. Mr. Albers holds a bachelor  of  arts  from  Kenyon  College  and a  M.B.A.  degree  from  Columbia
University. He is a Chartered Financial Analyst charterholder.

NIKOLAOS D. MONOYIOS, Vice President at OppenheimerFunds,  has co-managed Series
W (Main Street Growth and Income® Series) since its inception in May 2000. Prior to  joining  OppenheimerFunds  in 1998,  Mr.  Monoyios  was with the  investment management subsidiary of The Guardian Life Insurance Company. Mr. Monoyios holds a bachelor of arts in economics  from Princeton  University and a M.B.A.  degree from Columbia University. He is a Chartered Financial Analyst charterholder.

MARK ZAVANELLI, Associate Portfolio Manager at OppenheimerFunds,  has co-managed
Series W (Main  Street  Growth and Income®  Series)  since its  inception in May
2000. Prior to joining  OppenheimerFunds in 1998, Mr. Zavanelli was President of
Waterside Capital Management, a registered investment advisor (from August 1995)
and a financial  research  analyst  for Elder  Research  (from June  1997).  Mr.
Zavanelli  holds a bachelor of science from the Wharton  School,  University  of
Pennsylvania. He is a Chartered Financial Analyst charterholder.

----------------------------------
SERIES X (SMALL CAP GROWTH SERIES)
----------------------------------

WILLIAM J.  WOLFENDEN III has been manager of Series X (Small Cap Growth Series)
since September 2002 and has been with RS Investments since April 2001. Prior to that,  Mr.  Wolfenden had been at Dresdner RCM Global  Investors  since 1994. He holds a B.A. from Southern  Methodist  University and a M.B.A.  from  Vanderbilt
University.

-----------------------------------
SERIES Z (ALPHA OPPORTUNITY SERIES)
-----------------------------------

WILLIAM H.  JENKINS,  Manager of  Mainstream,  has been a co-manager of Series Z
(Alpha Opportunity Series) managing the active value portion of the Series since its inception in May 2003.  He has more than 33 years of investment  experience.
Mr.  Jenkins  co-founded  Mainstream  Investment  Advisers,  LLC, an  investment adviser  registered with the SEC, in July 1997. He spent the prior 15 years with
Providian Corporation as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian,  in addition to his equity portfolio management responsibilities.  Prior to Providian, he worked as a portfolio  manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a bachelor's degree from Grove City
College  and a M.B.A.  from New York  University.  He is a  Chartered  Financial
Analyst charterholder.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance  Company  purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells  shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

The Fund may suspend the right of  redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted,  in accordance with the provisions of Rule 12b-1 under the
Investment Company Act of 1940, a Brokerage  Enhancement Plan (the "Plan").  The
Plan uses available  brokerage  commissions to promote the sale and distribution of Fund shares  (through the sale of variable  insurance  products funded by the
Fund).

Under the Plan, the Fund may direct the  Investment  Manager or a sub-advisor to use certain broker-dealers for securities transactions.  (The duty of best price and execution  still applies to these  transactions.)  These are  broker-dealers that have agreed either (1) to pay a portion of their  commission  from the sale and purchase of  securities  to the  Distributor  or other  introducing  brokers
("Brokerage  Payments"),  or (2)  to  provide  brokerage  credits,  benefits  or services ("Brokerage Credits").  The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and  administrative costs) to finance  activities that are meant to result in the sale of the Fund's shares, including:

o  Holding or participating in seminars and sales meetings promoting the sale of the Fund's shares
o  Paying marketing fees requested by broker-dealers who sell the Fund
o  Training sales personnel
o  Creating and mailing advertising and sales literature
o  Financing  any other  activity  that is intended to result in the sale of the
   Fund's shares

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions from one Series of the Fund to inure to the benefit of other Series as well.  The Plan is not expected to increase the brokerage  costs of the Fund.
For more information  about the Plan,  please read the "Portfolio  Transactions"
section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders  dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually.  Such dividends and  distributions  will be  reinvested  in  additional  shares of the
Series.

You may purchase shares of the Series only indirectly  through the purchase of a variable annuity or variable life insurance  contract issued by Security Benefit
Life Insurance  Company.  The  prospectus for such variable  annuity or variable life insurance  contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share  (NAV) of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the Exchange is open.  The  Exchange is open Monday  through  Friday,  except on observation of the following  holidays:  New Year's Day, Martin Luther King, Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

Each Series' NAV is generally  based upon the market value of securities held in the Series'  portfolio.  If market prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security  and the close of trading  on the NYSE,  events  occur that  materially affect the value of the security,  the Series may value the security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case, the Series' net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets on  weekends  or other days when the Series  does not price its shares.  Therefore,  the NAV of Series holding foreign  securities may change on days when shareholders will not be able to buy or sell shares of the Series.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their  respective  portfolios  and the various  kinds of  management practices that may be used in the  portfolios.  The Series'  holdings of certain types of  investments  cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.
While  the  percentage  limitations  provide a useful  level of  detail  about a
Series'  investment  program,  they should not be viewed as an accurate gauge of the potential  risk of the  investment.  For example,  in a given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Series'  share price than its  weighting in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the  performance  of the Series'  other  investments.  The
Portfolio Managers have considerable  leeway in choosing  investment  strategies and selecting  securities they believe will help a Series achieve its objective.
In seeking to meet its investment objective,  a Series may invest in any type of security or instrument whose investment  characteristics are consistent with the
Series' investment program.

The following  pages  describe some of the  investments  that may be made by the
Series, as well as some of the management practices of the Series.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic  investments,  which means a Series may at times be unable to sell its foreign  investments  at  desirable  prices.  For the same reason,  a  Series  may  at  times  find  it  difficult  to  value  its  foreign investments.  Brokerage  commissions  and other  fees are  generally  higher for foreign investments than for domestic investments.  The procedures and rules for settling foreign  transactions  may also involve delays in payment,  delivery or recovery  of money or  investments.  Foreign  withholding  taxes may  reduce the amount of income  available to distribute to  shareholders  of the Series.  Each
Series other than Series C may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign  investments are typically increased  in less  developed  and  developing  countries,  which are  sometimes referred to as emerging markets. For example,  political and economic structures in  these  countries  may be young  and  developing  rapidly,  which  can  cause instability.  These  countries are also more likely to experience high levels of inflation,  deflation or currency devaluation,  which could hurt their economies and securities  markets.  For these and other  reasons,  investments in emerging markets are often considered speculative.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies.

CONVERTIBLE  SECURITIES  AND  WARRANTS  -- Each  Series  other than Series C may invest in debt or preferred equity securities  convertible into, or exchangeable
for,  equity  securities.   Traditionally,   convertible  securities  have  paid
dividends  or  interest  at rates  higher  than  common  stocks  but lower  than nonconvertible  securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are  convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are  options  to buy a stated  number of shares of common  stock at a  specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED  SECURITIES  -- An underlying  pool of assets,  such as credit card receivables,  automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap  obligation,  which is used to change the cash flows  on the  underlying  assets.  As an  example,  a swap may be used to allow floating rate assets to back a fixed rate  obligation.  Credit  quality  depends primarily on the quality of the underlying  assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities'  weighted  average life and may lower their return.  The value of these securities also may change because of actual or perceived changes in the  creditworthiness  of the originator,  the servicing agent, the financial institution  providing credit support,  or swap counterparty.  Series E, N and P may invest in asset-backed securities.

MORTGAGE-BACKED  SECURITIES  --  Series E, N and P may  invest  in a variety  of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar  characteristics  to  back a  certificate  or  bond,  which  is  sold to investors such as the Series.  Interest and principal  payments generated by the underlying  mortgages  are passed  through to the  investors.  The three largest issuers of these  securities are the Government  National  Mortgage  Association
(GNMA), the Federal National Mortgage  Association  (Fannie Mae) and the Federal
Home Loan Mortgage  Corporation  (Freddie Mac). GNMA  certificates are backed by the full faith and credit of the U.S.  Government,  while others, such as Fannie
Mae and Freddie Mac  certificates,  are only  supported by the ability to borrow from the U.S.  Treasury or supported  only by the credit of the agency.  Private mortgage bankers and other institutions also issue  mortgage-backed  securities.
Mortgage-backed  securities are subject to scheduled and  unscheduled  principal payments as homeowners pay down or prepay their mortgages. As these payments are received,  they must be reinvested  when  interest  rates may be higher or lower than on the original mortgage security.  Therefore,  these securities are not an effective  means of locking in  long-term  interest  rates.  In  addition,  when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par),  causing a loss for any investor who may have  purchased  the security at a price above par. In such an  environment, this risk limits the potential price  appreciation  of these  securities and can negatively  affect a Series' net asset  value.  When rates  rise,  the prices of mortgage-backed  securities  can be expected to decline,  although  historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional  mortgage-backed  securities in which these Series may invest include
COLLATERALIZED  MORTGAGE  OBLIGATIONS  (CMOs) and stripped mortgage  securities.
CMOs are debt  securities  that  are  fully  collateralized  by a  portfolio  of mortgages or  mortgage-backed  securities.  All interest and principal  payments from the underlying mortgages are passed through to the CMOs in such a way as to create,  in most  cases,  more  definite  maturities  than is the case  with the underlying  mortgages.  CMOs may pay fixed or variable  rates of  interest,  and certain  CMOs  have  priority  over  others  with  respect  to  the  receipt  of prepayments.  Stripped  mortgage  securities  (a type of  potentially  high-risk derivative)  are created by  separating  the  interest  and  principal  payments generated by a pool of mortgage-backed  securities or a CMO to create additional classes of  securities.  Generally,  one class  receives only interest  payments
(IOs)  and  another  receives  principal  payments  (POs).   Unlike  with  other
mortgage-backed  securities  and POs, the value of IOs tends to move in the same direction as interest  rates.  The Series can use IOs as a hedge against falling prepayment  rates (interest rates are rising) and/or a bear market  environment.
POs can be used as a hedge against rising  prepayment  rates (interest rates are falling) and/or a bull market environment.  IOs and POs are acutely sensitive to interest  rate  changes  and to the rate of  principal  prepayments.  A rapid or unexpected  increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs.
These  securities  are very volatile in price and may have lower  liquidity than most  other  mortgage-backed  securities.  Certain  non-stripped  CMOs  may also exhibit these  qualities,  especially  those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition,  if interest  rates rise rapidly and  prepayment  rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of  longer-term  securities  and become more  volatile.  There is no guarantee a
Series' investment in CMOs, IOs, or POs will be successful,  and a Series' total return could be adversely affected as a result.

INITIAL PUBLIC  OFFERING -- A Series'  investment in securities  offered through initial public offerings (IPOs) may have a magnified  performance impact, either positive or negative,  on any Series and  particularly  those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience  substantially  similar  performance  by investing in IPOs. A Series'
investments in IPOs may make it subject to more erratic price movements than the overall equity  market.  Series T and X may be  particularly  susceptible to IPO risk.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager or relevant  Sub-Adviser's credit analysis. A real or perceived economic downturn  or higher  interest  rates could  cause a decline in  high-yield  bond prices by  lessening  the  ability  of issuers to make  principal  and  interest payments.  These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition,  the entire  junk bond  market can  experience  sudden and sharp price swings due to a variety of factors,  including  changes in  economic  forecasts,
stock  market  activity,   large  or  sustained  sales  by  major  investors,  a
high-profile default, or just a change in the market's psychology.  This type of volatility  is usually  associated  more with stocks  than bonds,  but junk bond investors  should be prepared for it. Series B, D, E, I, N, O, P, W, X and Z may invest in high yield securities.

HARD ASSET SECURITIES -- Hard Asset Securities are equity  securities of issuers which  are  directly  or  indirectly  engaged  to a  significant  extent  in the exploration,  development  or  distribution  of one or  more  of the  following:
precious metals;  ferrous and non-ferrous metals; gas, petroleum,  petrochemical and/or other  commodities  (collectively,  "Hard  Assets").  The  production and marketing of Hard Assets may be affected by actions and changes in  governments.
In addition,  Hard Asset securities may be cyclical in nature. During periods of economic or financial  instability,  the securities of some Hard Asset companies may be subject to broad price fluctuations,  reflecting the volatility of energy and basic  materials  prices and the possible  instability  of supply of various
Hard Assets.  In addition,  some Hard Asset companies also may be subject to the risks generally  associated with  extraction of natural  resources,  such as the risks of mining and oil drilling,  and the risks of the hazard  associated  with natural resources, such as fire, drought, increased regulatory and environmental costs,  and  others.  Securities  of Hard Asset  companies  may also  experience greater price  fluctuations  than the relevant Hard Asset.  In periods of rising
Hard Asset prices,  such securities may rise at a faster rate, and,  conversely, in times of falling  Hard Asset  prices,  such  securities  may suffer a greater price decline.  Each of the Series which invest in equity  securities as part of their investment program may invest in hard asset securities.

GUARANTEED  INVESTMENT  CONTRACTS  ("GICS") -- Series C may invest in GICs. When investing  in GICs, a Series  makes cash  contributions  to a deposit fund of an
insurance  company's  general  account.   The  insurance  company  then  credits
guaranteed  interest to the deposit  fund on a monthly  basis.  The GICs provide that this guaranteed  interest will not be less than a certain minimum rate. The insurance  company may assess  periodic  charges  against a GIC for expenses and service  costs  allocable to it, and the charges will be deducted from the value of the deposit  fund.  A Series may invest only in GICs that have  received  the requisite  ratings  by one or more  nationally  recognized  statistical  ratings organizations.  Because a Series may not receive the  principal  amount of a GIC from the insurance  company on 7 days' notice or less,  the GIC is considered an illiquid  investment.  In determining average portfolio  maturity,  GICs will be deemed to have a maturity equal to the period of time  remaining  until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- Many of the Series may utilize futures contracts, options on futures and may purchase  call and put options and write call and put options on a "covered"  basis.  A call option is "covered" if a Series owns the security underlying  the call or has an absolute  right to acquire the  security  without additional cash consideration (or, if additional cash consideration is required, cash or cash  equivalents in such amount as are held in a segregated  account by the Custodian).  Futures (a type of potentially  high-risk derivative) are often used to manage or hedge risk  because they enable the investor to buy or sell an asset  in  the  future  at  an  agreed-upon  price.  Options  (another  type  of potentially  high-risk  derivative)  give the  investor  the  right  (where  the investor  purchases the options),  or the obligation  (where the investor writes
(sells) the options),  to buy or sell an asset at a  predetermined  price in the future.  Those Series which invest in non-dollar  denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any  number  of  reasons,  including:  to manage exposure  to changes in  securities  prices and  foreign  currencies,  to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting  overall exposure to certain markets;  in an effort to enhance income;
to protect the value of portfolio securities;  and to adjust portfolio duration.
Futures contracts and options may not always be successful hedges;  their prices can be highly volatile.  Using them could lower a Series' total return,  and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID  INSTRUMENTS -- Certain hybrid  instruments  (which are  derivatives) can combine the characteristics of securities, futures and options. For example, the principal  amount,  redemption  or  conservation  terms of a  security  could be related to the market price of some commodity, currency or securities index. The risks of such  investments  would  reflect  the risks of  investing  in futures, options and securities,  including  volatility and illiquidity.  Such securities may bear interest or pay dividends at below market (or even relatively  nominal)
rates.  Under certain  conditions,  the  redemption  value of such an investment could be zero.  Hybrids can have volatile prices and limited liquidity and their use by a Series may not be  successful.  Each  Series  other  than  Series C may invest in hybrid instruments.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (i.e. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities  the Series  anticipates  purchasing at a later date. To the extent a Series enters into these types of transactions,  it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay.  Interest  rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the  party  selling  the cap to the  extent  that a  specified  index  exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the  floor  to  the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued",  "forward  commitment" or "delayed delivery" securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When a Series  purchases  securities  on this  basis,  there is a risk  that the securities  may not be  delivered  and that the  Series  may incur a loss.  Each
Series,  other than Series C, may purchase or sell  securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic,  and for certain Series,  foreign money market instruments as well as certificates of deposit,  bank  demand  accounts  and  repurchase  agreements.  The  Series  may
establish  and  maintain   reserves  as  the  Investment   Manager  or  relevant
Sub-Adviser  believes is  advisable  to  facilitate  the Series' cash flow needs
(e.g.,  redemptions,  expenses and,  purchases of portfolio  securities)  or for temporary, defensive purposes.

SHARES OF OTHER  INVESTMENT  COMPANIES -- Other than as noted below for Series N and Series O, a Series'  investment in shares of other investment  companies may not exceed  immediately  after  purchase 10% of the Series'  total assets and no more  than 5% of its  total  assets  may be  invested  in the  shares of any one investment company.  Investment in the shares of other investment  companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.  Each  Series,  other  than  Series C, may  invest in the shares of other investment companies. Series N and Series O may invest up to 25% of their assets in shares of the T. Rowe Price Reserve  Investment  Fund, an internally  managed money market fund at T. Rowe Price.

BORROWING -- Borrowings may be collateralized  with Series assets. To the extent that a Series purchases  securities while it has outstanding  borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Series'  portfolio.  Money borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  A Series also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income,  Series D, G,
I, N, O, Q, T, and W may lend their portfolio  securities to certain  borrowers.
Any such loan will be  continuously  secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other  extensions of credit,  consist of possible delay in receiving  additional collateral  or in the recovery of the  securities  or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed by the  Investment  Manager to be of good  standing and will not be made unless, in the judgment of the Investment Manager,  the consideration to be earned from such loans would justify the risk.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to  obtain  additional  information,  you may write to SBL  Fund,  One  Security
Benefit  Place,   Topeka,   Kansas   66636-0001,   or  call  (785)  438-3000  or
1-800-888-2461.

FINANCIAL HIGHLIGHTS

The financial  highlights table is intended to help you understand the financial performance  during the past five years,  or the period since  commencement of a
Series.  Certain  information  reflects  financial  results for a single  Series share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series  assuming  reinvestment  of all  dividends  and  distributions.  This  information  has  been  derived  from financial  statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's  financial  statements,  is included in its annual report, which is available upon request.

==========================================================================================
SERIES A (EQUITY SERIES)
------------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                    2002    2001(d)     2000(d)       1999        1998(d)
                                    ----    -------     -------       ----        -------
PER SHARE DATA
Net asset value beginning of period.        $28.50       $35.51       $34.27       $29.39

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........          0.06         0.06         0.11         0.17
Net gain (loss) on securities
  (realized & unrealized)...........         (3.14)       (4.27)        2.56         7.05
                                             -----        -----        -----        -----
Total from investment operations....         (3.08)       (4.21)        2.67         7.22

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................         (0.05)       (0.01)       (0.27)       (0.17)
Distributions (from capital gains)..         (3.01)       (2.79)       (1.16)       (2.17)
                                             -----        -----        -----        -----
Total distributions.................         (3.06)       (2.80)       (1.43)       (2.34)
                                             -----        -----        -----        -----
NET ASSET VALUE END OF PERIOD.......        $22.36       $28.50       $35.51       $34.27
                                             =====        =====        =====        =====
TOTAL RETURN(b).....................        (11.4)%      (12.8)%         8.1%        25.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)       $790.602   $1,004,968   $1,396,995   $1,307,332
Ratio of expenses to
  average net assets................          0.83%        0.83%        0.81%        0.81%
Ratio of net investment income
  (loss) to average net assets......          0.26%        0.16%        0.31%        0.59%
Portfolio turnover rate.............            20%          41%          49%          39%
==========================================================================================

==========================================================================================
SERIES B (LARGE CAP VALUE SERIES)
------------------------------------------------------------------------------------------
                                                            FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                    2002   2001(d)(k)    2000(d)      1999        1998(d)
                                    ----   ----------    -------      ----        -------
PER SHARE DATA
Net asset value beginning of period.         $19.93      $24.39      $ 39.81       $41.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........           0.18        0.43         0.57         0.83
Net gain (loss) on securities
  (realized & unrealized)...........          (1.29)      (2.06        (0.65)        2.60
                                              -----       -----       ------        -----
Total from investment operations....          (1.11)      (1.63)       (0.08)        3.43

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................          (0.23)      (0.74)       (0.85)       (0.71)
Distributions (from capital gains)..            ---         ---       (14.49)       (4.51)
Distributions (in excess
  of capital gains).................            ---       (2.09)         ---          ---
                                              -----       -----       ------        -----
Total distributions.................          (0.23)      (2.83)      (15.34)       (5.22)
                                              -----       -----       ------        -----
NET ASSET VALUE END OF PERIOD.......         $18.59      $19.93      $ 24.39       $39.81
                                              =====       =====       ======        =====
TOTAL RETURN(b).....................          (5.6)%      (6.8)%         1.5%         7.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)        $563,240    $684,459   $1,051,832   $1,196,979
Ratio of expenses to
  average net assets................           0.93%       0.83%        0.82%        0.80%
Ratio of net investment income
  (loss) to average net assets......           0.89%       1.08%        2.00%        2.02%
Portfolio turnover rate.............            145%        145%          73%         119%
==========================================================================================

==========================================================================================
SERIES C (MONEY MARKET SERIES)
------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                    2002      2001        2000      1999(a)     1998(a)(d)
                                    ----      ----        ----      -------     ----------
PER SHARE DATA
Net asset value beginning of period.         $12.69      $12.04      $12.53       $12.53

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........           0.54        0.80        0.57         0.68
Net gain (loss) on securities
  (realized & unrealized)...........          (0.09)      (0.08)      (0.01)       (0.06)
                                              -----       -----       -----        -----
Total from investment operations....           0.45        0.72        0.56         0.62

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................          (0.94)      (0.07)      (1.05)       (0.62)
Distributions (from capital gains)..            ---         ---         ---          ---
                                              -----       -----       -----        -----
Total distributions.................          (0.94)      (0.07)      (1.05)       (0.62)
                                              -----       -----       -----        -----
NET ASSET VALUE END OF PERIOD.......         $12.20      $12.69      $12.04       $12.53
                                              =====       =====       =====        =====
TOTAL RETURN(b).....................            3.8%        6.0%        4.6%         5.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)        $131,277    $119,372    $153,589     $128,083
Ratio of expenses to
  average net assets................           0.58%       0.58%       0.57%        0.57%
Ratio of net investment income
  (loss) to average net assets......           3.50%       5.79%       4.61%        4.99%
Portfolio turnover rate.............             ---         ---         ---          ---
==========================================================================================

==========================================================================================
SERIES D (GLOBAL SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      2002      2001        2000        1999        1998
                                      ----      ----        ----        ----        ----
PER SHARE DATA
Net asset value beginning of period.           $ 8.49      $ 9.08      $ 6.74      $ 6.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........                          ---        0.02        0.03
Net gain (loss) on securities
  (realized & unrealized)...........            (0.97)       0.37        3.29        1.18
                                                -----       ------      -----       -----
Total from investment operations....            (0.97)       0.37        3.31        1.21

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................              ---         ---         ---       (0.09)
Distributions (from capital gains)..            (0.94)      (0.96)      (0.97)      (0.52)
Distributions (in excess of
  capital gains)....................            (0.27)        ---         ---         ---
                                                -----       -----       -----       -----
Total distributions.................            (1.21)      (0.96)      (0.97)      (0.61)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $ 6.31      $ 8.49      $ 9.08      $ 6.74
                                                =====       =====       =====       =====
TOTAL RETURN(b).....................           (12.3)%        3.5%       53.7%       20.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $431,252    $565,950    $525,748    $349,794
Ratio of expenses to
  average net assets................             1.20%       1.21%       1.21%       1.26%
Ratio of net investment income
  (loss) to average net assets......             0.07%     (0.08)%       0.32%       0.92%
Portfolio turnover rate.............               41%         55%         76%        166%
==========================================================================================

==========================================================================================
SERIES E (DIVERSIFIED INCOME SERIES)
------------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                      2002     2001(l)      2000        1999       1998(d)
                                      ----     -------      ----        ----       -------
PER SHARE DATA
Net asset value beginning of period.           $11.37      $10.55      $12.42      $12.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........             0.58        0.75        0.76        0.74
Net gain (loss) on securities
  (realized & unrealized)...........             0.20        0.15       (1.22)       0.19
                                                -----       -----       -----       -----
Total from investment operations....             0.78        0.90       (0.46)       0.93

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................            (0.75)      (0.08)      (1.41)      (0.76)
Distributions (from capital gains)..              ---         ---         ---         ---
                                                -----       -----       -----       -----
Total distributions.................            (0.75)      (0.08)      (1.41)      (0.76)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $11.40      $11.37      $10.55      $12.42
                                                =====       =====       =====       =====
TOTAL RETURN(b).....................              7.2%        8.6%      (3.8)%        8.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $142,538    $122,147    $136,632    $154,722
Ratio of expenses to
  average net assets................             0.83%       0.84%       0.82%       0.83%
Ratio of net investment income
  (loss) to average net assets......             5.67%       6.52%       6.34%       6.31%
Portfolio turnover rate.............               46%         63%         25%         70%
==========================================================================================

===========================================================================
SERIES G (LARGE CAP GROWTH SERIES)
---------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                          ---------------------------------
                                          2002      2001(d)      2000(d)(h)
                                          ----      -------      ----------
PER SHARE DATA
Net asset value beginning of period.                $ 7.98        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........                 (0.02)        (0.02)
Net gain (loss) on securities
  (realized & unrealized)...........                 (1.21)        (2.00)
                                                     -----         -----
Total from investment operations....                 (1.23)        (2.02)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................                   ---           ---
Distributions (from capital gains)..                   ---           ---
                                                     -----         -----
Total distributions.................                   ---           ---
                                                     -----         -----
NET ASSET VALUE END OF PERIOD.......                $ 6.75        $ 7.98
                                                     =====         =====
TOTAL RETURN(b).....................                (15.4)%       (20.2)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                $15,689       $12,139
Ratio of expenses to
  average net assets................                  1.23%         1.28%
Ratio of net investment income
  (loss) to average net assets......                (0.30)%       (0.47)%
Portfolio turnover rate.............                     4%            5%
===========================================================================

================================================================================
SERIES H (ENHANCED INDEX SERIES)
--------------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                     -------------------------------------------
                                     2002       2001         2000        1999(g)
                                     ----       ----         ----        -------
PER SHARE DATA
Net asset value beginning of period.           $ 9.95       $11.15       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........             0.05         0.05         0.04
Net gain (loss) on securities
  (realized & unrealized)...........            (1.34)       (1.18)        1.19
                                                -----        -----        -----
Total from investment operations....             1.29        (1.13)        1.23

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................            (0.04)         ---        (0.04)
Distributions (from capital gains)..              ---          ---        (0.04)
Distributions (in excess
  of capital gains).................              ---        (0.07)         ---
                                                -----        -----        -----
Total distributions.................            (0.04)       (0.07)       (0.08)
                                                -----        -----        -----
NET ASSET VALUE END OF PERIOD.......           $ 8.62       $ 9.95       $11.15
                                                =====        =====        =====
TOTAL RETURN(b).....................           (13.0)%      (10.2)%        12.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)           $42,112      $45,820      $25,023
Ratio of expenses to
  average net assets................             0.91%        0.96%        1.04%
Ratio of net investment income
  (loss) to average net assets......             0.57%        0.55%        0.82%
Portfolio turnover rate.............               29%          58%          52%
================================================================================

==========================================================================================
SERIES I (INTERNATIONAL SERIES)
------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED DECEMBER 31
                                            ----------------------------------------------
                                            2002     2001(d)     2000(c)(d)     1999(c)(g)
                                            ----     -------     ----------     ----------
PER SHARE DATA
Net asset value beginning of period.........         $10.35       $13.00         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          (0.04)       (0.09)         (0.04)
Net gain (loss) on securities
   (realized & unrealized)..................          (2.49)       (2.56)          3.04
                                                      -----        -----          -----
Total from investment operations............          (2.53)       (2.65)          3.00

LESS DISTRIBUTIONS:
Dividends (from net investment income)......            ---          ---            ---
Distributions (from capital gains)..........            ---          ---            ---
                                                      -----        -----          -----
Total distributions.........................            ---          ---            ---
                                                      -----        -----          -----
NET ASSET VALUE END OF PERIOD...............         $ 7.82       $10.35         $13.00
                                                      =====        =====          =====
TOTAL RETURN(a).............................         (24.4)%      (20.4)%          30.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........         $15,999      $18,071         $9,857
Ratio of expenses to average net assets.....           2.25%        2.28%          2.25%
Ratio of net investment income
   (loss) to average net assets.............         (0.54)%      (0.98)%        (0.70)%
Portfolio turnover rate.....................            175%         139%            98%
==========================================================================================

==========================================================================================
SERIES J (MID CAP GROWTH SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      2002     2001(d)     2000(d)      1999       1998(d)
                                      ----     -------     -------      ----       -------
PER SHARE DATA
Net asset value beginning of period.           $32.82      $30.15      $22.51      $21.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........            (0.13)      (0.12)      (0.05)      (0.04)
Net gain (loss) on securities
  (realized & unrealized)...........            (4.43)       5.37       11.65        3.70
                                                -----       -----       -----       -----
Total from investment operations....            (4.56)       5.25       11.60        3.66

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................              ---         ---         ---       (0.14)
Distributions (from capital gains)..            (4.14)      (2.58)      (3.96)      (2.34)
                                                -----       -----       -----       -----
Total distributions.................            (4.14)       2.58       (3.96)      (2.48)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $24.12      $32.82      $30.15      $22.51
                                                =====       =====       =====       =====
TOTAL RETURN(b).....................           (14.9)%       16.8%       61.9%       18.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $470,236    $603,714    $429,528    $271,281
Ratio of expenses to
  average net assets................             0.84%       0.82%       0.82%       0.82%
Ratio of net investment income
  (loss) to average net assets......           (0.53)%     (0.38)%     (0.25)%     (0.21)%
Portfolio turnover rate.............               39%         33%         55%         94%
==========================================================================================

==========================================================================================
SERIES N (MANAGED ASSET ALLOCATION SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      2002      2001        2000        1999        1998
                                      ----      ----        ----        ----        ----
PER SHARE DATA
Net asset value beginning of period.           $16.08      $16.94      $16.01      $13.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........             0.33        0.39        0.38        0.26
Net gain (loss) on securities
  (realized & unrealized)...........            (1.10)      (0.52)       1.15        2.26
                                                -----       -----       -----       -----
Total from investment operations....            (0.77)      (0.13)       1.53        2.52

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................            (0.44)      (0.04)      (0.60)      (0.24)
Distributions (from capital gains)..            (1.24)      (0.69)        ---       (0.15)
                                                -----       -----       -----       -----
Total distributions.................            (1.68)      (0.73)      (0.60)      (0.39)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $13.63      $16.08      $16.94      $16.01
                                                =====       =====       =====       =====
TOTAL RETURN(b).....................            (5.1)%      (0.9)%        9.7%       18.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)           $87,348     $88,581     $98,487     $76,121
Ratio of expenses to
  average net assets................             1.25%       1.25%       1.17%       1.22%
Ratio of net investment income
  (loss) to average net assets......             2.34%       2.31%       2.45%       2.49%
Portfolio turnover rate.............               98%         44%         24%         10%
==========================================================================================

==========================================================================================
SERIES O (EQUITY INCOME SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      2002     2001(d)      2000        1999        1998
                                      ----     -------      ----        ----        ----
PER SHARE DATA
Net asset value beginning of period.           $17.66      $17.27      $18.35      $17.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........             0.21        0.31        0.30        0.29
Net gain (loss) on securities
  (realized & unrealized)...........              ---        1.76        0.19        1.30
                                                -----       -----       -----       -----
Total from investment operations....             0.21        2.07        0.49        1.59

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................            (0.30)      (0.04)      (0.59)      (0.25)
Distributions (from capital gains)..            (1.57)      (1.64)      (0.98)      (0.61)
                                                -----       -----       -----       -----
Total distributions.................            (1.87)      (1.68)      (1.57)      (0.86)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $16.00      $17.66      $17.27      $18.35
                                                =====       =====       =====       =====
TOTAL RETURN(a).....................              1.3%       12.9%        3.1%        9.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $186,826    $178,756    $207,022    $204,070
Ratio of expenses to
  average net assets................             1.08%       1.10%       1.09%       1.08%
Ratio of net investment income
  (loss) to average net assets......             1.32%       1.74%       1.66%       1.93%
Portfolio turnover rate.............               21%         68%         35%         20%
==========================================================================================

==========================================================================================
SERIES P (HIGH YIELD SERIES)
------------------------------------------------------------------------------------------
                                                FISCAL YEAR ENDED DECEMBER 31
                                    ------------------------------------------------------
                                    2002    2001(d)(l)     2000      1999(c)    1998(c)(d)
                                    ----    ----------     ----      -------    ----------
PER SHARE DATA
Net asset value beginning of period.         $14.25       $15.51     $16.80      $17.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........           1.26         1.12       1.30        0.89
Net gain (loss) on securities
  (realized & unrealized)...........          (0.63)       (1.36)     (1.08)       0.12
                                              -----        -----      -----       -----
Total from investment operations....          (0.63)       (0.24)      0.22        1.01

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................          (1.28)       (1.02)     (1.37)      (1.63)
Distributions (from capital gains)..            ---          ---      (0.10)      (0.18)
Return of Capital...................            ---          ---      (0.04)        ---
                                              -----        -----      -----       -----
Total distributions.................          (1.28)       (1.02)     (1.51)      (1.81)
                                              -----        -----      -----       -----
NET ASSET VALUE END OF PERIOD.......         $13.60       $14.25     $15.51      $16.80
                                              =====        =====      =====       =====
TOTAL RETURN(b).....................            4.4%       (1.5)%       1.3%        5.8%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)         $29,384      $22,616    $19,152     $14,949
Ratio of expenses to
  average net assets................           0.86%        0.87%      0.18%       0.18%
Ratio of net investment income
  (loss) to average net assets......           8.73%        8.06%      8.55%       8.17%
Portfolio turnover rate.............             80%          34%        29%         87%
==========================================================================================

===========================================================================
SERIES Q (SMALL CAP VALUE SERIES)
---------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                          ---------------------------------
                                          2002      2001(d)      2000(d)(h)
                                          ----      -------      ----------
PER SHARE DATA
Net asset value beginning of period.                $10.74        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........                 (0.04)        (0.02)
Net gain (loss) on securities
  (realized & unrealized)...........                  2.41          0.76
                                                     -----         -----
Total from investment operations....                  2.37          0.74

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................                   ---           ---
Distributions (from capital gains)..                 (0.32)          ---
                                                     -----         -----
Total distributions.................                 (0.32)          ---
                                                     -----         -----
NET ASSET VALUE END OF PERIOD.......                $12.79        $10.74
                                                     =====         =====
TOTAL RETURN(b).....................                  22.2%          7.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                $58,198       $10,427
Ratio of expenses to
  average net assets................                  1.18%         1.49%
Ratio of net investment income
  (loss) to average net assets......                (0.42)%       (0.41)%
Portfolio turnover rate.............                    47%           81%
===========================================================================

==========================================================================================
SERIES S (SOCIAL AWARENESS SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      2002     2001(d)     2000(d)      1999       1998(d)
                                      ----     -------     -------      ----       -------
PER SHARE DATA
Net asset value beginning of period.           $27.62      $31.71      $28.40      $22.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........             0.04       (0.02)       0.07        0.09
Net gain (loss) on securities
  (realized & unrealized)...........            (3.55)      (4.07)       4.60        6.78
                                                -----       -----       -----       -----
Total from investment operations....            (3.51)      (4.09)       4.67        6.87

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................              ---         ---       (0.16)      (0.06)
Distributions (from capital gains)..            (0.53)        ---       (1.20)      (0.66)
Distributions (in excess
  of capital gains).................            (0.94)        ---         ---         ---
                                                -----       -----       -----       -----
Total distributions.................            (1.47)        ---       (1.36)      (0.72)
                                                -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD.......           $22.64      $27.62      $31.71      $28.40
                                                =====       =====       =====       =====
TOTAL RETURN(b).....................           (13.1)%     (12.9)%       17.2%       31.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $158,686    $208,709    $236,576    $152,641
Ratio of expenses to
  average net assets................             0.83%       0.83%       0.82%       0.82%
Ratio of net investment income
  (loss) to average net assets......             0.17%     (0.05)%       0.29%       0.47%
Portfolio turnover rate.............               10%         24%         24%         23%
==========================================================================================

===========================================================================
SERIES T (TECHNOLOGY SERIES)
---------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                          ---------------------------------
                                          2002      2001(d)      2000(d)(h)
                                          ----      -------      ----------
PER SHARE DATA
Net asset value beginning of period.                $ 6.13         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........                 (0.05)         (0.05)
Net gain (loss) on securities
  (realized & unrealized)...........                 (1.43)         (3.82)
                                                     -----          -----
Total from investment operations....                 (1.48)         (3.87)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................                   ---            ---
Distributions (from capital gains)..                   ---            ---
                                                     -----          -----
Total distributions.................                   ---            ---
                                                     -----          -----
NET ASSET VALUE END OF PERIOD.......                $ 4.65         $ 6.13
                                                     =====          =====
TOTAL RETURN(b).....................                (24.1)%       (38.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                $18,033        $16,035
Ratio of expenses to
  average net assets................                  1.46%          1.50%
Ratio of net investment income
  (loss) to average net assets......                (1.21)%        (1.23)%
Portfolio turnover rate.............                   223%           222%
===========================================================================

==========================================================================================
SERIES V (MID CAP VALUE SERIES)
------------------------------------------------------------------------------------------
                                                  FISCAL YEAR ENDED DECEMBER 31
                                       ---------------------------------------------------
                                       2002      2001(d)      2000       1999      1998(c)
                                       ----      -------      ----       ----      -------
PER SHARE DATA
Net asset value beginning of period.             $22.19      $16.73     $14.83     $13.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........               0.09        0.08       0.03       0.03
Net gain (loss) on securities
  (realized & unrealized)...........               2.31        5.57       2.66       2.14
                                                  -----       -----      -----      -----
Total from investment operations....               2.40        5.65       2.69       2.17

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................              (0.08)        ---      (0.05)     (0.08)
Distributions (from capital gains)..              (1.02)      (0.19)     (0.74)     (0.39)
                                                  -----       -----      -----      -----
Total distributions.................              (1.10)      (0.19)     (0.79)     (0.47)
                                                  -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.......             $23.49      $22.19     $16.73     $14.83
                                                  =====       =====      =====      =====
TOTAL RETURN(b).....................               11.1%       33.8%      18.9%      16.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)            $166,860    $115,551    $42,885    $18,523
Ratio of expenses to
  average net assets................               0.85%       0.84%      0.84%      0.71%
Ratio of net investment income
  (loss) to average net assets......               0.43%       0.55%      0.32%      0.42%
Portfolio turnover rate.............                 50%         35%        57%        72%
==========================================================================================

===========================================================================
SERIES W (MAIN STREET GROWTH AND INCOME® SERIES)
---------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                          ---------------------------------
                                          2002      2001(d)      2000(d)(i)
                                          ----      -------      ----------
PER SHARE DATA
Net asset value beginning of period.                $ 9.01        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........                  0.01           ---
Net gain (loss) on securities
  (realized & unrealized)...........                 (0.91)        (0.98)
                                                     -----         -----
Total from investment operations....                 (0.90)        (0.98)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................                 (0.01)          ---
Distributions (from capital gains)..                   ---         (0.01)
                                                     -----         -----
Total distributions.................                 (0.01)        (0.01)
                                                     -----         -----
NET ASSET VALUE END OF PERIOD.......                $ 8.10        $ 9.01
                                                     =====         =====
TOTAL RETURN(b).....................                (10.0)%        (9.8)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                $37,579       $26,638
Ratio of expenses to
  average net assets................                  1.25%         1.23%
Ratio of net investment income
  (loss) to average net assets......                  0.14%         0.14%
Portfolio turnover rate.............                    67%           57%
===========================================================================

==========================================================================================
SERIES X (SMALL CAP GROWTH SERIES)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                     -----------------------------------------------------
                                     2002      2001         2000       1999(c)     1998(c)
                                     ----      ----         ----       -------     -------
PER SHARE DATA
Net asset value beginning of period.          $17.55       $19.40      $10.67      $ 9.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........           (0.09)       (0.07)        ---        0.02
Net gain (loss) on securities
  (realized & unrealized)...........           (4.80)       (1.59)       9.27        1.07
                                               -----        -----       -----       -----
Total from investment operations....           (4.89)       (1.66)       9.27        1.09

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................             ---          ---       (0.02)      (0.02)
Distributions (from capital gains)..             ---          ---       (0.52)        ---
Distributions (in excess
  of capital gains).................             ---        (0.18)        ---         ---
Return of capital...................             ---        (0.01)        ---         ---
                                               -----        -----       -----       -----
Total distributions.................             ---        (0.19)      (0.54)      (0.02)
                                               -----        -----       -----       -----
NET ASSET VALUE END OF PERIOD.......          $12.66       $17.55      $19.40      $10.67
                                               =====        =====       =====       =====
TOTAL RETURN(b).....................          (27.9)%       (8.7)%       87.2%       11.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)          $73,408     $114,283     $44,095      $5,621
Ratio of expenses to
  average net assets................            1.15%        1.13%       0.57%       0.59%
Ratio of net investment income
  (loss) to average net assets......          (0.66)%      (0.44)%         ---       0.26%
Portfolio turnover rate.............             353%         335%        283%        367%
==========================================================================================

================================================================================
SERIES Y (SELECT 25 SERIES)
--------------------------------------------------------------------------------
                                            FISCAL YEAR ENDED DECEMBER 31
                                     -------------------------------------------
                                     2002       2001        2000(d)      1999(g)
                                     ----       ----        -------      -------
PER SHARE DATA
Net asset value beginning of period.           $10.38       $12.37       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........            (0.02)       (0.02)       (0.01)
Net gain (loss) on securities
  (realized & unrealized)...........            (1.01)       (1.97)        2.38
                                                -----        -----        -----
Total from investment operations....            (1.03)       (1.99)        2.37

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)................              ---          ---          ---
Distributions (from capital gains)..              ---          ---          ---
                                                -----        -----        -----
Total distributions.................              ---          ---          ---
                                                -----        -----        -----
NET ASSET VALUE END OF PERIOD.......           $ 9.35       $10.38       $12.37
                                                =====        =====        =====
TOTAL RETURN(b).....................            (9.9)%      (16.1)%        23.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)           $52,998      $65,011      $31,399
Ratio of expenses to
  average net assets................             0.88%        0.89%        0.97%
Ratio of net investment income
  (loss) to average net assets......           (0.20)%      (0.16)%      (0.16)%
Portfolio turnover rate.............               38%          68%          54%
================================================================================

(a)  Net  investment  income per share has been  calculated  using the  weighted monthly average number of capital shares outstanding.

(b)  Total return does not take into account any of the expenses associated with an investment in variable  insurance  products  offered by Security Benefit
     Life Insurance  Company.  Shares of a series of SBL Fund are available only through the purchase of such products.

(c)  Fund  expenses  for  Series I, P, V and X were  reduced  by the  Investment
     Manager during the period.  Expense ratios absent such reimbursement  would have been as follows:

                ------------------------------------------------
                             2000      1999      1998      1997
                ------------------------------------------------
                Series I     2.38%     4.20%      ---       ---
                ------------------------------------------------
                Series P      ---      0.86%     0.93%     1.14%
                ------------------------------------------------
                Series V      ---       ---      0.89%     1.14%
                ------------------------------------------------
                Series X      ---      1.33%     1.59%     1.98%
                ------------------------------------------------

(d)  Expense  ratios were  calculated  without the reduction for custodian  fees earnings  credits and marketing fees paid  indirectly.  Expense ratios with such reductions would have been as follows:

            ---------------------------------------------------------
                         2001      2000      1999     1998      1997
            ---------------------------------------------------------
            Series A     0.82%     0.82%      ---     0.81%     0.81%
            ---------------------------------------------------------
            Series B     0.83%     0.82%      ---     0.80%     0.83%
            ---------------------------------------------------------
            Series C      ---       ---       ---     0.57%     0.58%
            ---------------------------------------------------------
            Series E      ---       ---       ---     0.83%     0.83%
            ---------------------------------------------------------
            Series G     1.22%     1.23%      ---      ---       ---
            ---------------------------------------------------------
            Series I     2.24%     2.24%      ---      ---       ---
            ---------------------------------------------------------
            Series J     0.83%     0.82%      ---     0.82%     0.82%
            ---------------------------------------------------------
            Series O     1.08%      ---       ---      ---       ---
            ---------------------------------------------------------
            Series P      ---       ---       ---     0.18%     0.31%
            ---------------------------------------------------------
            Series Q     1.17%     1.23%      ---      ---       ---
            ---------------------------------------------------------
            Series S     0.84%     0.83%      ---     0.82%     0.83%
            ---------------------------------------------------------
            Series T     1.44%     1.48%      ---      ---       ---
            ---------------------------------------------------------
            Series V     0.83%      ---       ---      ---       ---
            ---------------------------------------------------------
            Series W     1.24%     1.17%      ---      ---       ---
            ---------------------------------------------------------
            Series Y      ---      0.89%      ---      ---       ---
            ---------------------------------------------------------

(e)  Series V was initially  capitalized on May 1, 1997,  with a net asset value of $10 per share.  Percentage  amounts for the period have been annualized, except for total return.

(f)  Series X was initially  capitalized  on October 15, 1997,  with a net asset value  of $10 per  share.  Percentage  amounts  for the  period  have  been annualized, except for total return.

(g)  Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share.  Percentage  amounts  for the period  have been annualized, except for total return.

(h)  Series G, Q, T and W were initially  capitalized  on May 1, 2000,  with net asset  values of $10.00 per share.  Percentage  amounts for the period have been annualized, except for total return.

(i)  The Dreyfus  Corporation  became sub-advisor for Series B effective January
     2, 2001. Prior to January 2, 2001,  advisory  services were provided by the
     Investment Manager.

(j)  Effective  January 1, 2001,  the Funds adopted the  provisions of the AICPA
     Audit and Accounting  Guide for Investment  Companies and began  amortizing premiums  on fixed  income  securities.  The effect of this  change for the period ended December 31, 2001,  was to decrease net investment  income per share by less than 1/2 of a cent,  increase  net  realized  and  unrealized gains  and  losses  per  share  by less  than  1/2 of a cent  and  increase
     (decrease)  the ratio of net  investment  income to average net assets from
     (0.02)% to 0.12%. Per share, ratios and supplemental data for periods prior to  January  1, 2001  have not been  restated  to  reflect  this  change in presentation.

APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

The types of  instruments  that will form the major  part of Series  C's  (Money
Market Series) investments are described below:

U.S.  GOVERNMENT  SECURITIES -- Federal agency  securities are debt  obligations which principally result from lending programs of the U.S.  Government.  Housing and agriculture have traditionally  been the principal  beneficiaries of federal credit  programs,  and agencies  involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

U.S.  Treasury  bills are issued with  maturities  of any period up to one year.
Three-month  bills are currently  offered by the Treasury on a 13-week cycle and are auctioned  each week by the  Treasury.  Bills are issued in bearer form only and are sold only on a discount basis,  and the difference  between the purchase price  and the  maturity  value  (or the  resale  price if they are sold  before maturity) constitutes the interest income for the investor.

CERTIFICATES  OF DEPOSIT -- A  certificate  of deposit is a  negotiable  receipt issued by a bank or savings and loan  association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term  notes  issued in bearer form by large  well-known  corporations  and finance companies.  Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit  arrangement  designed to enable  businesses  to obtain  funds to finance commercial  transactions.  Generally,  an  acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted" by a bank that, in effect, unconditionally  guarantees  to pay the  face  value  of the  instrument  on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime  rating is the  highest  commercial  paper  rating  assigned  by Moody's
Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote  relative  strength  within this  highest classification. Among the factors considered by Moody's in assigning ratings are the  following:  (1)  evaluation of the  management of the issuer;  (2) economic
evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of
speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)
liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such obligations.

Commercial  paper  rated "A" by  Standard & Poor's  Corporation  ("S&P") has the
highest  rating and is  regarded  as having  the  greatest  capacity  for timely payment.  Commercial  paper rated A-1 by S&P has the following  characteristics:
(1)  liquidity  ratios are  adequate to meet cash  requirements;  (2)  long-term senior  debt is rated "A" or  better;  (3) the issuer has access to at least two additional  channels  of  borrowing;  (4) basic  earnings  and cash flow have an upward trend with allowance made for unusual circumstances;  (5) typically,  the issuer's  industry  is well  established  and the issuer  has a strong  position within the  industry;  and (6) the  reliability  and quality of  management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE,  INC. -- AAA. Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt-edge."  Interest payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various  protective  elements  are  likely to  change,  such  changes  as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

BA.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest  rated  class of bonds,  and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

NOTE:  Moody's  applies  numerical  modifiers 1, 2 and 3 in each generic  rating classification  from Aa through B. The  modifier 1 indicates  that the  security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking,  and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S  CORPORATION  -- AAA.  Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominantly  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance  with the terms of  obligations.  BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

NOTE:  Standard & Poor's  ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

The  Fund's  prospectus  is to be used with the  attached  variable  annuity  or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Fund's   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Fund's toll-free  telephone  number  listed above.  The Fund's  Statement of Additional
Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                         SBL Fund..........   811-02753

                                    SBL FUND
                                    FORM N-1A

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

To be filed by amendment.

--------------------------------------------------------------------------------
SBL FUND

Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a Prospectus.  It should be read in  conjunction  with the SBL Fund  Prospectus  dated May 1, 2003,  as it may be supplemented  from time to time.  A  Prospectus  may be  obtained by writing the
Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785)
438-3000 or (800) 888-2461.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2003
RELATING TO THE SBL FUND PROSPECTUS DATED MAY 1, 2003
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

Banc of America Securities, LLC
9 West 57th Street
New York, New York 10019

INDEPENDENT AUDITORS
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

WHAT IS SBL FUND?...........................................................   3

INVESTMENT OBJECTIVES

   Special Risks Associated with Low-Rated and

APPENDIX A
   Description of Short-Term Instruments....................................  74
   Description of Commercial Paper Ratings..................................  74
   Description of Corporate Bond Ratings....................................  74

--------------------------------------------------------------------------------
WHAT IS SBL FUND?

SBL Fund (the "Fund"), a Kansas  corporation,  was organized by Security Benefit
Life  Insurance  Company  ("SBL") on May 26, 1977,  and serves as the investment vehicle for certain SBL variable  annuity and variable life  insurance  separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding  variable  annuity and variable life insurance  contracts issued by SBL. The Fund reserves the right to expand the class of persons  eligible  to  purchase  shares of any Series of the
Fund or to reject any offer.

The  Fund is an  open-end  management  investment  company  of the  series  type registered under the Investment  Company Act of 1940, which currently issues its shares in twenty  series:  Series A,  Series B,  Series C,  Series D,  Series E,
Series G,  Series H, Series I, Series J, Series N, Series O, Series P, Series Q,
Series  S,  Series T,  Series V,  Series  W,  Series  X,  Series Y and  Series Z
("Series").  The assets of each Series are held  separate from the assets of the other Series and each Series has investment  objectives  which differ from those of the other Series.

SBL,  organized  originally as a fraternal benefit society under the laws of the
State of Kansas,  commenced business February 22, 1892, and became a mutual life insurance  company  under its present name on January 2, 1950. It became a stock company  under a mutual  holding  company  structure on July 31, 1998.  Its home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001.  SBL
is licensed in the District of Columbia and all states except New York.

All investment  companies are required to operate within the limitations imposed by their  fundamental  investment  policies.  (See  "Investment  Objectives  and
Policies of the Series" and "Investment Restrictions.")

As an open-end  investment  company,  the Fund provides an  arrangement by which investors  may invest in a company  which  itself  invests in  securities.  Each
Series  represents  a  diversified  securities  portfolio  (other than Series G,
Series T and Series Y which are non-diversified portfolios within the meaning of the Investment Company Act of 1940) under professional management, and the value of shares held by SBL's  separate  accounts will  fluctuate  with changes in the value of the Series' portfolio  securities.  As an open-end company, the Fund is obligated  to redeem its shares upon demand at current net asset value  ("NAV").
(See "Sale and Redemption of Shares.")

Professional  investment  advice is  provided  to the Fund and to each Series by
Security  Management  Company,  LLC (the "Investment  Manager").  The Investment
Manager has engaged The Dreyfus  Corporation  ("Dreyfus") to provide  investment
advisory   services   to   Series  B  of  the   Fund;   OppenheimerFunds,   Inc.
("Oppenheimer") to provide investment advisory services to Series D and Series W of the Fund;  Deutsche Asset  Management,  Inc.  ("DAMI") to provide  investment advisory services to Series H of the Fund;  Templeton  Investment  Counsel,  LLC
("Templeton") to provide  investment  advisory services to Series I of the Fund;
Wellington   Management  Company,  LLP  ("Wellington   Management")  to  provide
investment  advisory services to Series T of the Fund; T. Rowe Price Associates,
Inc. ("T. Rowe Price") to provide investment advisory services to Series N and O of the Fund; Strong Capital  Management,  Inc.  ("Strong") to provide investment advisory services to Series Q of the Fund; RS Investment  Management,  L.P. ("RS
Investments") to provide  investment  advisory services to Series X of the Fund;
and Mainstream  Investment  Advisers,  LLC  ("Mainstream") to provide investment advisory services to Series Z of the Fund.

Pursuant  to an  investment  advisory  contract  with the Fund,  the  Investment
Manager is paid an annual  advisory  fee of 0.75% of the  average  net assets of
Series A,  Series B,  Series E, Series H, Series J, Series P, Series S, Series V
and Series Y; 0.50% of the  average net assets of Series C; 1.00% of the average net assets of Series D, Series G, Series N, Series O, Series Q, Series T, Series
W and  Series X; 1.10% of the  average  net assets of Series I; and 2.25% of the average  net  assets of Series  Z,  computed  daily  and  payable  monthly.  The
Investment  Manager  has agreed  that the total  annual  expenses of each Series
(including  the management  compensation  but excluding  brokerage  commissions, interest,  taxes  and  extraordinary  expenses)  will  not  exceed  any  expense limitation imposed by any state. (See page 57 for a discussion of the Investment
Manager  and  the  Investment   Advisory   Contract.)  The  Fund  also  receives
administrative,  accounting  and transfer  agency  services from the  Investment
Manager for which the Fund pays a fee.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

The investment  objective and policies of each Series are described below. There are  risks  inherent  in the  ownership  of any  security  and  there  can be no assurance that such  objectives  will be achieved.  The objectives and policies, except those enumerated under "Investment  Restrictions," may be modified at any time without stockholder approval.

To comply with  regulations  under Section 817(h) of the Internal  Revenue Code, each Series of the SBL Fund is required to diversify its  investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented  by securities of any one issuer,  no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities  of any  three  issuers,  and no  more  than  90% is  represented  by securities  of any four issuers.  As to U.S.  Government  securities,  each U.S.
Government agency and instrumentality is to be treated as a separate issuer.

SERIES A (EQUITY  SERIES)  -- The  investment  objective  of Series A is to seek long-term  capital growth by investing in those securities which, in the opinion of the Investment  Manager,  have the most long-term  capital growth  potential.
Series A seeks to achieve its  objective  by  investing  primarily  in a broadly diversified  portfolio of common stocks (which may include  American  Depositary
Receipts  (ADRs)  or  securities  with  common  stock  characteristics,  such as securities  convertible  into common stocks.  See the discussion of ADRs and the risks  associated  with  investing  in ADRs under  "Investment  Methods and Risk
Factors."  Series A may also invest in  preferred  stocks,  bonds and other debt securities.  Income  potential  will be  considered  to the  extent  doing so is consistent  with Series A's investment  objective of long-term  capital  growth.
Series A may invest its assets  temporarily in cash and money market instruments for defensive  purposes.  Series A invests for  long-term  growth of capital and does not intend to place emphasis upon short-term trading profits.

Series A may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  Series A may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

From  time to time,  Series A may  purchase  securities  on a  "when-issued"  or
"delayed delivery basis" in excess of customary  settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market  fluctuation  and no interest or dividends  accrue to the Series prior to the settlement date.  Series A will segregate cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Assets may be segregated by the Series' custodian or on the Series' books. Series A may also invest up to 5% of its total assets in warrants  (other than those attached to other  securities)  which  entitle the holder to buy equity  securities  at a specific price during or at the end of a particular  period. A warrant ceases to have value if it is not exercised  prior to its  expiration  date.  Series A may also invest in options and futures contracts.

Series A will invest, under normal circumstances, at least 80% of its net assets in equity securities.  Should the Series change its policy of investing at least
80% of its net  assets in the type of  investment  suggested  by its  name,  the
Series will  provide  shareholders  at least 60 days notice  prior to making the change.

SERIES B (LARGE CAP VALUE SERIES) -- The investment  objective of Series B is to provide long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in  large-capitalization  value  companies  (those whose total market value is $5 billion or greater at the time of purchase).  Assets of the Series may be invested in various types of securities, which may include (i)
common stocks; (ii) securities  convertible into common stocks;  (iii) preferred stocks; (iv) warrants;  (v) securities of other investment  companies;  and (vi)
foreign securities  denominated in U.S. dollars.  See the discussion of ADRs and the risks associated with investing in ADRs under  "Investment  Methods and Risk
Factors."  From time to time,  Series B may purchase  government  bonds or money market securities on a temporary basis for defensive purposes.

The Series may enter into futures  contracts (a type of derivative)  (or options thereon) to hedge all or a portion of the  portfolio,  as an efficient  means of adjusting  its exposure to the stock market or to increase  returns.  The Series will not use futures  contracts for leveraging  purposes.  The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts  used for  non-hedging  purposes  will not  equal  more than 5% of the
Series' NAV.  The Series may also write call and put options on a covered  basis and purchase put and call options on securities and financial  indices.  Futures contracts,  options and risks  associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

The Series may engage in short  selling.  In these  transactions  a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently  at the market price at the time of replacement.  The price at such time may be more or less than the price at which the  security was sold by the fund, which would result in a loss or gain, respectively.

Securities  will not be sold short if,  after  effect is given to any such short sale,  the total market value of all  securities  sold short would exceed 25% of the value of the Series'  net assets.  The Series may not make a short sale that would result in the Series  having sold short in the  aggregate  more than 5% of the outstanding securities of any class of an issuer.

The Series  also may make  short  sales  "against  the box," in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series'  net assets be in  deposits on short sales  against the box.

Until the Series  closes its short  position or replaces the borrowed  security, the Series will:  (a)  segregate  permissible  liquid  assets in an amount that, together with the amount deposited with the broker as collateral,  always equals the current value of the security sold short;  or (b) otherwise  cover its short position.

The  Series  also may enter  into  reverse  repurchase  agreements  with  banks, broker/dealers or other financial institutions. See the discussion of repurchase agreements and risks  associated with investing in repurchase  agreements  under
"Investment Methods and Risk Factors."

The Series may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the  commitment  to  purchase.  For a  discussion  of  such  securities,  see
"Investment Methods and Risk Factors" - "When-Issued Securities."

The Series may invest up to 15% of the value of its net assets in  securities as to which a liquid trading market does not exist,  provided such  investments are consistent with the Series' investment  objective.  See "Investment  Methods and
Risk Factors" - "Restricted Securities."

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES C (MONEY  MARKET  SERIES) -- The  investment  objective of Series C is to seek as high a level of current  income as is consistent  with  preservation  of capital.  The Series will attempt to achieve its objective by investing at least
95% of its total assets,  measured at the time of  investment,  in a diversified and liquid portfolio of primarily the highest quality money market  instruments,
which  may  include   restricted   securities  as  discussed  under  "Rule  144A
Securities"  below.  The  Series may also  invest up to 5% of its total  assets, measured at the time of investment,  in money market instruments that are in the second-highest  rating category for short-term debt obligations.  The Series may invest in money market  instruments  with maturities of not longer than thirteen months, consisting of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United  States  Government  or its agencies  (such as the Small
Business  Administration,  the Federal  Housing  Administration  and  Government
National Mortgage Association),  or instrumentalities (such as Federal Home Loan
Banks and Federal Land Banks),  and instruments fully  collateralized  with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit  Insurance  Corporation,  and  instruments  fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's
Corporation,  or other corporate debt  instruments  rated Aaa or Aa or better by
Moody's or AAA or AA or better by Standard & Poor's,  subject to the limitations on investment in instruments in the  second-highest  rating category,  discussed below. (See the Appendix for a description of the commercial paper and corporate bond ratings.)

Series C may  acquire one or more of the above  types of  securities  subject to repurchase  agreements.  A  repurchase  transaction  involves a purchase  by the
Series of a  security  from a  selling  financial  institution,  such as a bank, savings and loan association or  broker/dealer,  which agrees to repurchase such security  at a specified  price and at a fixed time in the  future,  usually not more than seven days from the date of purchase. Not more than 10% of the Series'
net assets  will be  invested  in  illiquid  assets,  which  include  repurchase agreements  with  maturities  of more than seven  days.  See the  discussion  of repurchase agreements under "Investment Methods and Risk Factors."

Series C may borrow  money  from  banks as a  temporary  measure  for  emergency purposes or to facilitate  redemption  requests.  Borrowing is discussed in more detail under "Investment Methods and Risk Factors."

Series C may invest in  certificates  of  deposit  issued by banks or other bank demand accounts,  pending  investment in other securities,  or to meet potential redemptions or expenses.

VARIABLE RATE  INSTRUMENTS.  Series C may invest in instruments  having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments").  The interest rate on a Variable
Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective  standard  such as a bank's prime rate or the 91-day U.S.  Treasury
Bill rate. The Series does not purchase  certain  Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally,  the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for  fixed-rate  obligations.  Series C determines the maturity of Variable Rate
Instruments  in accordance  with Rule 2a-7 under the  Investment  Company Act of
1940 which  generally  allows the Series to consider the  maturity  date of such instruments  to be the  period  remaining  until  the next  readjustment  of the interest rate rather than the maturity date on the face of the instrument.

Series C may also invest in guaranteed  investment  contracts ("GICs") issued by insurance  companies subject to the Series' policy that not more than 10% of the total net assets  will be  invested  in  illiquid  securities.  See  "Investment
Methods and Risk Factors" for a discussion of GICs.

RULE 144A  SECURITIES.  Certain of the  securities  acquired  by Series C may be restricted as to disposition under federal  securities laws,  provided that such restricted  securities  are eligible for resale  pursuant to Rule 144A under the
Securities  Act of 1933.  Rule 144A,  adopted  by the  Securities  and  Exchange
Commission  in 1990,  provides a  nonexclusive  safe harbor  exemption  from the registration  requirements  of the  Securities  Act for the  resale  of  certain securities to certain qualified buyers.  One of the primary purposes of the Rule is to create resale  liquidity for certain  securities  that would  otherwise be treated as illiquid investments. In accordance with its investment policies, the
Fund is not  permitted  to  invest  more  than 10% of its  total  net  assets in illiquid  securities.  The Investment  Manager,  under procedures adopted by the
Board of Directors,  will determine whether securities eligible for resale under
Rule 144A are  liquid or not.  Investing  in Rule 144A  securities  may have the effect of  increasing  the amount of the  Series'  assets  invested  in illiquid assets. See "Investment Methods and Risk Factors" - "Restricted Securities."

Series C may invest only in U.S.  dollar  denominated  money market  instruments that present  minimal  credit risk and, with respect to 95% of its total assets, measured  at the  time of  investment,  that  are of the  highest  quality.  The
Investment  Manager will determine  whether a security  presents  minimal credit risk under procedures adopted by the Fund's Board of Directors.  A security will be considered to be highest quality (1) if rated in the highest rating category,
(e.g.,  Aaa or Prime-1 by Moody's or AAA or A-1 by Standard & Poor's) by (i) any
two nationally recognized statistical rating organizations  ("NRSRO's") or, (ii)
if rated by only one NRSRO,  by that NRSRO;  (2) if issued by an issuer that has short-term debt obligations of comparable maturity,  priority,  and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO,  by that NRSRO;  or (3) an unrated  security that is of comparable quality to a security in the highest rating category as determined by the  Investment  Manager  and whose  acquisition  is approved or ratified by the
Board of Directors. With respect to 5% of its total assets, measured at the time of investment,  the Series may also invest in money market  instruments that are in the  second-highest  rating category for short-term debt  obligations  (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money  market  instrument will  be  considered  to be in the  second-highest  rating  category  under  the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

Series C may not invest more than 5% of its total  assets,  measured at the time of  investment,  in the  securities  of any one issuer  that are of the  highest quality  or more  than the  greater  of 1% of its total  assets  or  $1,000,000, measured at the time of investment,  in securities of any one issuer that are in the  second-highest  rating category,  except that these  limitations  shall not apply to U.S. Government securities. The Series may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest  quality,  provided that the Series has no more than one such  investment  outstanding  at any  time.  In the  event  that an  instrument acquired by the Series is downgraded,  the Investment Manager,  under procedures approved by the Board of  Directors,  (or the Board of  Directors  itself if the
Investment  Manager becomes aware that a security has been downgraded  below the second-highest  rating  category and the Investment  Manager does not dispose of the security  within five business  days) shall promptly  reassess  whether such security presents minimal credit risk and determine whether or not to retain the instrument.  In the event that an  instrument  is  acquired  by the Series  that ceases to be eligible  for the Series,  the  Investment  Manager  will  promptly dispose of such  security in an orderly  manner,  unless the Board of  Directors determines that this would not be in the best interests of the Series.

While  Series C does not  intend  to  engage in  short-term  trading,  portfolio securities  may be sold without regard to the length of time that they have been held. A portfolio  security could be sold prior to maturity to take advantage of new investment  opportunities  or yield  differentials,  or to preserve gains or limit losses due to changed  economic  conditions or the financial  condition of the  issuer,  or for other  reasons.  While  Series C is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since  brokerage  commissions are not normally  paid  in  connection  with  the  purchase  or  sale  of  money  market instruments.

Series C will invest in money market  instruments of varying  maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with  preservation of capital and liquidity.  While investing only in high quality money market instruments,  investment in Series C is not without risk.  The market value of fixed  income  securities  is  generally  affected by changes in the level of interest  rates.  An  increase  in  interest  rates will generally reduce the market value of fixed income investments,  and a decline in interest rates will  generally  increase  their value.  Instruments  with longer maturities are subject to greater  fluctuations  in value from general  interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per  share.  (See  "Determination  of Net Asset  Value.")  To reduce the effect of fluctuating interest rates on the NAV of its shares, Series
C intends to maintain a weighted  average  maturity in its portfolio of not more than 90 days. In addition to general  market risks,  Series C's  investments  in non-government  obligations  are subject to the ability of the issuer to satisfy its  obligations.  See the Appendix for a description of the principal  types of securities and instruments in which Series C will invest.

SERIES D (GLOBAL  SERIES)  -- The  investment  objective  of Series D is to seek long-term  growth of capital  primarily  through  investment  in  securities  of companies  domiciled in foreign  countries and the United States.  Series D will seek to achieve its objective through  investment in a diversified  portfolio of securities which, under normal circumstances,  will consist primarily of various types of common stocks,  which may include ADRs, and equivalents  (the following
constitute  equivalents:   convertible  debt  securities,  REITs,  warrants  and
options).  See  "Investment  Methods and Risk  Factors" -  "American  Depositary
Receipts." Series D may also invest in preferred stocks, swap agreements,  bonds and other debt  obligations,  which include money market  instruments of foreign and domestic companies and U.S. Government and foreign governments, governmental agencies and international organizations.  For a full description of the Series'
investment objective and policies, see the Prospectus.

Certain  of  the  securities  purchased  by  Series  D may be  restricted  as to disposition  under the federal  securities  laws,  provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the  Securities  Act of 1933 and subject to the Fund's policy that not more  than  10% of  total  net  assets  will be  invested  in  illiquid securities.  The Series'  Sub-Adviser,  under procedures adopted by the Board of
Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.  In making this  determination,  the  Sub-Adviser,  under the supervision  of the Board of Directors,  will consider  trading  markets for the specific  security  taking into account the  unregistered  nature of a Rule 144A security. In addition, the Sub-Adviser may consider: (1) the frequency of trades and  quotes;  (2) the number of dealers  and  potential  purchasers;  (3) dealer undertakings  to make a market;  and (4) the nature of the  security  and of the marketplace trades (e.g. the time needed to dispose of the security,  the method of soliciting offers and the mechanics of transfer).  The liquidity of Rule 144A securities  will be  monitored  and if as a result of changed  conditions  it is determined that a Rule 144A security is no longer liquid, Series D's holdings of illiquid  securities  will be  reviewed to  determine  what,  if any,  steps are required  to assure  that it does not invest  more than 10% of its net assets in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities, and there may be undesirable delays in selling illiquid securities.  See "Investment
Methods and Risk Factors" - "Restricted Securities."

In  seeking  to  achieve  its  investment  objective,  Series D can,  but is not required, to engage in the following investment practices:

TRANSACTION HEDGING. When Series D enters into contracts for purchase or sale of a portfolio  security  denominated in a foreign currency,  it may be required to settle a purchase  transaction in the relevant  foreign  currency or receive the proceeds of a sale in that currency. In either event, Series D will be obligated to  acquire  or  dispose  of such  foreign  currency  as is  represented  by the transaction by selling or buying an equivalent  amount of United States dollars.
Furthermore,  the Series may wish to "lock in" the United States dollar value of the  transaction  at or near  the  time  of a  purchase  or  sale  of  portfolio securities  at the  exchange  rate or rates then  prevailing  between the United
States  dollar and the  currency in which the foreign  security is  denominated.
Therefore, Series D can, for a fixed amount of United States dollars, enter into a forward  foreign  exchange  contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing,
Series D will  attempt to  insulate  itself  against  possible  losses and gains resulting from a change in the relationship between the United States dollar and the foreign  currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as  "transaction  hedging." To effect the  translation  of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, Series D can purchase or sell foreign currencies  on a "spot"  (i.e.  cash)  basis or on a forward  basis  whereby the
Series purchases or sells a specific amount of foreign currency,  at a price set at the time of the contract,  for receipt of delivery at a specified  date which may be any fixed number of days in the future.

Such spot and  forward  foreign  exchange  transactions  may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United
States  dollar and the relevant  foreign  currency when foreign  securities  are purchased or sold for settlement beyond customary  settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of Series D's portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO  HEDGING.  Some or all of Series D's portfolio  will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of  portfolio  securities,  the value of the  portfolio  in United  States dollars is subject to  fluctuations  in the  exchange  rate between such foreign currencies  and the United  States  dollar.  When, in the opinion of the Series'
Sub-Adviser, OppenheimerFunds, Inc. ("Oppenheimer"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate  potential changes in the  United  States  dollar  value of the  portfolio,  Series D can enter into a forward  foreign  currency  exchange  contract by which the United States dollar value  of the  underlying  foreign  portfolio  securities  can be  approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United
States dollar value of the Series'  portfolio  only during the period before the maturity  of the  forward  contract  (which  will not be in excess of one year).
Series D, for  hedging  purposes  only,  can also  enter into  forward  currency exchange  contracts  to  increase  its  exposure  to  a  foreign  currency  that
Oppenheimer  expects to increase in value  relative to the United States dollar.
Series D will not attempt to hedge all of its foreign  portfolio  positions  and will enter into such transactions only to the extent, if any, deemed appropriate by  Oppenheimer.  Hedging  against a decline in the value of  currency  does not eliminate  fluctuations in the prices of portfolio  securities or prevent losses if the prices of such securities decline. The Series seeks to limit its exposure in foreign currency exchange  contracts in a particular  foreign currency to the amount  of its  assets  denominated  in that  currency  or a  closely-correlated currency.  The precise  matching of the amounts under forward  contracts and the value of its securities  involved will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence of market  movements  between the date the forward contract is entered into and the date it is sold.

REPURCHASE  AGREEMENTS.  A  repurchase  transaction  involves a purchase  by the
Series of a  security  from a  selling  financial  institution,  such as a bank, savings and loan association or  broker/dealer,  which agrees to repurchase such security  at a specified  price and at a fixed time in the  future,  usually not more than seven days from the date of purchase. Not more than 10% of the Series'
net assets  will be  invested  in  illiquid  assets,  which  include  repurchase agreements  with  maturities  of more than seven  days.  See the  discussion  of repurchase agreements under "Investment Methods and Risk Factors."

FORWARD  COMMITMENTS.  Series D may make contracts to purchase  securities for a fixed  price  at a  future  date  beyond  customary  settlement  time  ("forward commitments")  because  new  issues  of  securities  are  typically  offered  to investors,  such as Series D, on that basis.  Forward commitments involve a risk of loss if the  value of the  security  to be  purchased  declines  prior to the settlement  date.  This risk is in  addition  to the risk of decline in value of
Series D's other assets. Although the Series will enter into such contracts with the intention of acquiring the securities,  Series D may dispose of a commitment prior to settlement if  Oppenheimer  deems it appropriate to do so. Series D may realize short-term profits or losses upon the sale of forward commitments.

COVERED CALL OPTIONS.  The Series can buy and sell certain kinds of put and call options.  Series D may write only covered call options. Since it can be expected that a call  option  will be  exercised  if the market  value of the  underlying security  increases to a level  greater than the exercise  price,  this strategy will generally be used when Oppenheimer  believes that the call premium received by the Series,  plus  anticipated  appreciation  in the price of the  underlying security,  up to the  exercise  price  of the  call,  will be  greater  than the appreciation in the price of the security. Up to 25% of the Series' total assets may be subject to written  calls.  Series D can  purchase  put and call  options written by others.  Series D intends to limit such  transactions to less than 5%
of total Series assets. See the discussion of writing covered call options under
"Investment Methods and Risk Factors."

SERIES E (DIVERSIFIED INCOME SERIES) -- The investment  objective of Series E is to provide current income with security of principal. In pursuing its investment objective, the Series will invest in a broad range of debt securities, including
(i) securities issued by U.S. and Canadian corporations;  (ii) securities issued
or   guaranteed   by  the   U.S.   government   or  any  of  its   agencies   or
instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds;  (iii)  securities  issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities,  and foreign corporations,  provided that such securities are denominated in U.S. dollars; (v) higher yielding,  high risk debt securities
(commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a
U.S.  branch  of  a  foreign  bank  ("Yankee  CDs");   (vii)   investment  grade
mortgage-backed   securities  ("MBSs");  (viii)  investment  grade  asset-backed securities;  (ix) zero coupon  securities and (x) interest rate, index and total return swap agreements. It is anticipated that the Series will maintain a dollar weighted average duration of 3 to 10 years.

Series E may invest in corporate debt securities  rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase,  or if unrated,  of  equivalent quality  as  determined  by  the  Investment  Manager.  See  Appendix  A  for  a
description  of  corporate  bond  ratings.  Included in such  securities  may be convertible  bonds or bonds with warrants  attached which are rated at least Baa or BBB at the  time  of  purchase,  or if  unrated,  of  equivalent  quality  as determined by the Investment Manager. A "convertible bond" is a bond,  debenture or  preferred  share  which may be  exchanged  by the owner for common  stock or another security,  usually of the same company,  in accordance with the terms of the issue.  A "warrant"  confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or
BBB by S&P have speculative characteristics.

Series  E may  invest  up to 25% of its  net  assets  in  higher  yielding  debt securities in the lower rating (higher risk) categories of the recognized rating services  (commonly  referred  to as  "junk  bonds").  Such  securities  include securities  rated Ba or lower by Moody's or BB or lower by S&P and are  regarded as  predominantly  speculative with respect to the ability of the issuer to meet principal and interest payments.  The Series will not invest in junk bonds which are rated in default at the time of purchase.  However,  the Investment  Manager will not rely  principally  on the  ratings  assigned  by the  rating  services.
Because the Series may invest in lower rated or unrated securities of comparable quality,  the  achievement  of the  Series'  investment  objective  may be  more dependent on the Investment  Manager's own credit analysis than would be true if investing in higher rated securities.  See "Investment Methods and Risk Factors"
for a discussion of the risks associated with investing in such securities.

U.S.  Government  securities  are  obligations  of or  guaranteed  by  the  U.S.
Government, its agencies or instrumentalities. These include bills, certificates of  indebtedness,  notes and bonds  issued by the  Treasury  or by  agencies  or instrumentalities of the U.S. Government.  Some U.S. Government securities, such as Treasury  bills and bonds,  are supported by the full faith and credit of the
U.S.  Treasury,  others are  supported by the right of the issuer to borrow from
the  Treasury;   others,   such  as  those  of  the  Federal  National  Mortgage
Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student
Loan   Marketing   Association,   are  supported  only  by  the  credit  of  the
instrumentality.  Although U.S. Government securities are guaranteed by the U.S.
Government,  its  agencies or  instrumentalities,  shares of the Fund are not so guaranteed in any way. The  diversification  rules under  Section  817(h) of the
Internal  Revenue  Code limit the ability of Series E to invest more than 55% of
its  assets  in  the   securities   of  any  one  U.S.   Government   agency  or
instrumentality.

Series E may purchase securities which are obligations of, or guaranteed by, the
Dominion of Canada or provinces thereof, and Canadian corporate debt securities.
Canadian  securities  would not be purchased if subject to the foreign  interest equalization tax and unless payable in U.S. dollars.

For fixed-income securities such as corporate debt securities or U.S. Government securities,  the market value is  generally  affected by changes in the level of interest  rates.  An increase  in interest  rates will tend to reduce the market value of fixed-income investments,  and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce  higher  yields,  are  subject to  potentially  greater  capital appreciation and depreciation than obligations with shorter maturities.

Series E may invest in Yankee CDs which are  certificates of deposit issued by a
U.S. branch of a foreign bank  denominated in U.S.  dollars and held in the U.S.
Yankee CDs are subject to somewhat  different  risks than are the obligations of domestic banks. The Series also may invest in debt securities  issued by foreign governments,  their  agencies and  instrumentalities  and foreign  corporations, provided that such  securities  are  denominated  in U.S.  dollars.  The Series'
investments  in foreign  securities,  including  Canadian  securities,  will not exceed 25% of the Series' net assets. See "Investment  Methods and Risk Factors"
for a discussion of the risks associated with investing in foreign securities.

Series E may invest without limit in investment grade mortgage-backed securities
(MBSs),  including mortgage pass-through  securities and collateralized mortgage obligations  (CMOs).  The  Series  may  invest  up to 10% of its net  assets  in securities known as "inverse floating  obligations,"  "residual interest bonds,"
or  "interest-only"  (IO) or  "principal-only"  (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. For a
discussion  of  MBSs  and  the  risks  associated  with  such  securities,   see
"Investment Methods and Risk Factors."

Series  E may  also  invest  without  limit  in  investment  grade  asset-backed securities.  These include secured debt instruments  backed by automobile loans, credit card loans,  home equity loans,  manufactured  housing  loans,  and other types of secured loans providing the source of both principal and interest.  For a  discussion  of the  different  types of  asset-backed  securities  and  their associated risks, see "Investment Methods and Risk Factors."

The Series may enter into interest rate, index and total return swap agreements.
Series   E  may  buy   and   sell   futures   contracts,   exchange-traded   and
over-the-counter  put and call  options,  including  index  options,  securities options,  and options on futures,  provided  that a call or put may be purchased only if after such  purchase,  the value of all call and put options held by the
Series will not exceed 5% of the Series' total assets. The Series may write only covered put and call options.

The Series may invest in zero coupon  securities  which are debt securities that pay no cash income but are sold at substantial  discounts from their face value.
Certain  zero  coupon  securities  also are sold at  substantial  discounts  but provide for the  commencement of regular  interest  payments at a deferred date.
See  "Investment  Methods  and Risk  Factors"  for a  discussion  of zero coupon securities.

Series E may acquire  certain  securities  that are restricted as to disposition under the federal  securities laws,  including  securities that are eligible for resale to  qualified  institutional  investors  pursuant  to Rule 144A under the
Securities Act of 1933,  subject to the Series' policy that not more than 15% of the Series' net assets will be  invested  in illiquid  assets.  See  "Investment
Methods and Risk Factors" for a discussion of restricted securities.

Series E may purchase  securities on a "when issued" or "delayed delivery" basis in excess of  customary  settlement  periods for the type of security  involved.
Securities  purchased on a when issued basis are subject to market  fluctuations and no interest or dividends  accrue to the Series prior to the settlement date.
Series E will segregate case or liquid  securities equal in value to commitments for such when  issued  securities.  Assets may be  segregated  with the  Series'
custodian or on the Series' books.

Series E may invest in repurchase  agreements on an overnight basis and may also enter into "reverse  repurchase  agreements"  and "roll  transactions."  See the discussion of repurchase agreements under "Investment Methods and Risk Factors."
The Series may borrow  money from banks as a  temporary  measure  for  emergency purposes or to facilitate  redemption  requests.  Borrowing is discussed in more detail  under  "Investment  Methods and Risk  Factors."  Pending  investment  in
securities  or  to  meet  potential  redemptions,   the  Series  may  invest  in
certificates  of deposit,  bank demand  accounts and high  quality  money market instruments.

Series E may, for defensive purposes,  invest part or all of its assets in money market instruments such as those appropriate for investment by Series C.

SERIES G (LARGE CAP GROWTH  SERIES) -- The  investment  objective of Series G is long-term  capital  growth.  It pursues this  objective by primarily  investing, under normal  circumstances,  at least 80% of its net assets in common stock and other equity securities of large  capitalization  companies that, in the opinion of the Investment Manager,  have long-term capital growth potential.  The Series invests  primarily in a portfolio of common stocks,  which may include  American
Depositary  Receipts  ("ADRs") or securities with common stock  characteristics, such as securities convertible into common stocks. The Series also may invest in preferred  stocks,  bonds and other debt securities.  Since investments are made based on their potential for long-term  capital growth,  any current income that the Series may earn is expected to be  incidental  to the objective of long-term capital  growth.  Series G invests for long-term  growth of capital and does not intend to place emphasis upon  short-term  trading  profits.  The Series defines large capitalization  companies as those whose total market value is at least $5 billion  at the time of  purchase.  The  Series is  non-diversified  within  the meaning of the  Investment  Company Act of 1940,  which means that it may hold a larger position in a smaller number of securities than a diversified  series. In addition,  Series G is permitted to concentrate  its investments in a particular industry or group of industries.

The Investment Manager uses a growth-oriented  strategy to choose stocks,  which means  that is invests in  companies  whose  earnings  are  believed  to be in a relatively  strong growth trend. In identifying  companies with favorable growth prospects,  the  Investment  Manager  considers  factors such as  prospects  for above-average  sales and  earnings  growth;  high  return on  invested  capital;
overall  financial  strength;   competitive  advantages,   including  innovative
products and services;  effective  research,  product development and marketing;
and stable, capable management.

To manage risk in  declining or volatile  markets,  the  Investment  Manager may invest more in cash,  fixed-income  securities  and stocks that provide  income.
Fixed-income  securities  include  U.S.  government  securities,   foreign  debt
securities that are denominated in U.S.  dollars and high yield securities (also referred to as "junk bonds").  Although the Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective during  that time,  and it could  reduce  the  benefit  from any  upswing in the market.

Series G may purchase securities that have not been registered under the federal securities  laws,  provided that the securities are eligible for resale pursuant to Rule 144A.

The Series may enter into futures  contracts (a type of derivative)  (or options thereon) to hedge all or a portion of its portfolio or as an efficient  means of adjusting  its exposure to the stock market or to increase  returns.  The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices.

The Series may invest in a variety of Investment Companies, including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based investments as a way of managing its cash position, to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

From time to time,  the Series may purchase  securities  on a  "when-issued"  or
"delayed delivery" basis in excess of customary  settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market  fluctuation  and no interest or dividends  accrue to the Series prior to the settlement  date. The Series will segregate cash or liquid  securities equal in value to commitments  for such  when-issued or delayed  delivery  securities.
Assets may be segregated by the Series' custodian,  or on the Series' books. The
Series  also  may  invest  in  warrants  (other  than  those  attached  to other securities)  which  entitle  the holder to buy equity  securities  at a specific price  during or at the end of a  particular  period.  A warrant  ceases to have value if it is not exercised  prior to its expiration  date. For a discussion of the risks associated with the securities and investment  techniques available to
Series  G,  see the  "Investment  Methods  and  Risk  Factors"  section  of this statement of additional information.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES H (ENHANCED INDEX SERIES) -- The investment objective of the Series is to outperform  the  Standard & Poor's 500  Composite  Stock  Price  index (the "S&P
500® Index") through stock selection resulting in different weightings of common stocks relative to the index.

The Series will primarily include the common stock of companies  included in the
S&P 500.  The S&P 500 is an index of 500 common  stocks,  most of which trade on the New York Stock Exchange Inc. (the "NYSE").  The Sub-Adviser,  Deutsche Asset
Management,  Inc.  ("DAMI"),  believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.  The Series may also invest in the shares of other investment companies.

In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks  representative  of the  holdings  of the  index.  It then  uses a set of quantitative  criteria that are designed to indicate  whether a particular stock will  predictably  generate  returns  that  will  exceed  or be  less  than  the performance of the S&P 500. Based on these criteria,  the Sub-Adviser determines whether the Series should overweight,  underweight or hold a neutral position in the stock relative to the  proportion of the S&P 500 that the stock  represents.
While the majority of the issues held by the Series will have neutral weightings to the S&P 500,  approximately 150 will be over or underweighted relative to the index. In addition,  the  Sub-Adviser  may determine  based on the  quantitative criteria  that  certain  S&P 500 stocks  should not be held by the Series in any amount.  The Series may invest in REITs.  As an operating  policy,  under normal market  conditions,  the Series will invest at least 80% of its assets in equity securities of companies in the index and in futures contracts  representative of the  stocks in the index.  The  Sub-Adviser  intends  to monitor  the sector and security  weightings of the Series  relative to the  composition  of the S&P 500
Index. The Sub-Adviser  will overweight and underweight  securities in the index based on whether they believe a stock will generate  returns that will exceed or be less than the index.  While the Series seeks to modestly  outperform  the S&P
500  Index,  the  Series  expects  that  its  returns  will  have a  coefficient correlation  of 0.90% to the S&P 500 Index.  The  Sub-Adviser  believes that the various  quantitative  criteria  used  to  determine  which  issues  to  over or underweight  will balance each other so that the overall risk of the Series will not be materially different than risk of the S&P 500 itself.

ABOUT THE S&P 500. The S&P 500 is a well-known  stock market index that includes common stocks of 500 companies from several  industrial  sectors  representing a significant  portion of the market value of all common stocks publicly traded in the United States,  most of which are listed on the NYSE.  Stocks in the S&P 500 are  weighted  according  to their market  capitalization  (i.e.,  the number of shares outstanding  multiplied by the stock's current price). The composition of the S&P 500 is  determined  by S&P and is based on such  factors  as the  market capitalization  and  trading  activity  of  each  stock  and its  adequacy  as a representation of stocks in a particular industry group, and may be changed from time to time.  "Standard & Poor's®,"  "S&P 500®,"  "Standard & Poor's  500," and
"500" are trademarks of the McGraw-Hill Companies, Inc.

The Series is not sponsored,  endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

INVESTMENT  CONSIDERATIONS.  The Series may be appropriate for investors who are willing to endure stock market  fluctuations  in pursuit of  potentially  higher long-term  returns.  The Series  invests  primarily  for  growth.  The Series is intended to be a  long-term  investment  vehicle and is not  designed to provide investors with a means of speculating on short-term market movements.

As a mutual fund investing  primarily in common stocks, the Series is subject to market  risk--i.e.,  the possibility  that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods  when stock  prices  generally  rise and periods  when prices  generally decline.

As a diversified mutual fund, no more than 5% of the assets of the Series may be
invested  in  the   securities  of  one  issuer  (other  than  U.S.   Government
Securities), except that up to 25% of the Series' assets may be invested without regard to this  limitation.  The  Series  will not  invest  more than 25% of its assets in the  securities of issuers in any one industry.  In the unlikely event that the S&P 500 should  concentrate to an extent greater than that amount,  the
Series'  ability to achieve its objective  may be impaired.  No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

The Fund may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate  full  investment  in the S&P  500  while  retaining  a cash  fund  for management  purposes,  to facilitate  trading, to reduce transaction costs or to seek higher  investment  returns  when a futures  contract,  option,  warrant or convertible  security is priced more  attractively  than the  underlying  equity security  or S&P 500.  These  instruments  may be  considered  derivatives.  See
"Investment  Methods  and Risk  Factors"  for more  information  about  futures, options and warrants.

The  following  discussion  contains more  detailed  information  about types of instruments in which the Series may invest and strategies  the  Sub-Adviser  may employ in pursuit of the Series' investment objective.

OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the
S&P 500, the Series may invest in the equity  securities  of companies  that are not included in the S&P 500. These equity  securities may include  securities of companies that are the subject of publicly announced acquisitions or other major corporate  transactions.  Securities of some of these companies may perform much like  a  fixed  income  investment  because  the  market  anticipates  that  the transaction  will likely be  consummated,  resulting  in a cash  payment for the securities.  In such cases,  the Series may enter into securities  index futures contracts  and/or  related  options as described in this statement of additional information  in order to  maintain  its  exposure  to the  equity  markets  when investing  in these  companies.  While this  strategy  is  intended  to generate additional gains for the Series without materially  increasing the risk to which the Series is subject,  there can be no assurance that the strategy will achieve its intended results.

SHORT-TERM  INSTRUMENTS.  When the Series experiences large cash inflows through the sale of securities and desirable equity  securities that are consistent with the Series' investment objective are unavailable in sufficient  quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities.  Short-term  instruments consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  Government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable quality in the opinion of the Sub-Adviser;  (iii)
commercial paper; (iv) bank obligations,  including  negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.
At the  time the  Series  invests  in  commercial  paper,  bank  obligations  or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt  rated AA or  higher  by S&P or Aa or  higher  by  Moody's  or  outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available,  the instrument must be of comparable  quality in the opinion of the Sub-Adviser.

U.S.  GOVERNMENT  OBLIGATIONS.  The Series may invest in  obligations  issued or
guaranteed  by  U.S.  Government,  its  agencies  or  instrumentalities.   These
obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United  States,  the Series must look  principally  to the federal agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Series may invest that are not backed by the full faith and credit of the United States include,  but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service,  each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations, and  obligations  of the Federal  Farm Credit  System and the Federal  Home Loan
Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include  obligations of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.  The Series may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for  these  securities  can  take  place a month or more  after  the date of the purchase  commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase  commitment  date or at the time the settlement  date is fixed.  The value of such  securities  is  subject to market fluctuation  and no interest  accrues to the Portfolio  until  settlement  takes place. See "Investment  Methods and Risk Factors" - "When Issued Securities" for
more information.

EQUITY  INVESTMENTS.  The Series may invest in equity  securities  listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities.  They may or may not pay dividends or carry  voting  rights.  Common  stock  occupies  the most  junior  position in a company's capital structure.

REVERSE REPURCHASE AGREEMENTS.  The Series may borrow for temporary or emergency purposes,  such as meeting larger than anticipated  redemption requests, and not for leverage,  by among other things,  agreeing to sell portfolio  securities to financial  institutions such as banks and  broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase  agreement").  At the time the Series  enters into a reverse  repurchase  agreement it will  segregate cash or other  liquid  assets  having a value  equal  to the  repurchase  price, including accrued interest.  Assets may be segregated by the Series'  custodian, or on the Series' books. Reverse repurchase agreements involve the risk that the market  value  of the  securities  sold by the  Series  may  decline  below  the
repurchase  price  of  those  securities.   Reverse  repurchase  agreements  are
considered to be borrowings by the Series.

CONVERTIBLE  SECURITIES.  Convertible  securities  may  be  debt  securities  or preferred stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock,  usually of the same company, at specified prices within a certain period of time.

The terms of any  convertible  security  determine  its  ranking in a  company's capital  structure.  In the case of  subordinated  convertible  debentures,  the holders'  claims on assets and earnings are  subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of  preferred  stock,  the  holders'  claims on assets and earnings are subordinated  to the  claims of all  creditors  and are  senior to the claims of common shareholders.

DERIVATIVES.  The Series may invest in  various  instruments  that are  commonly known as derivatives.  Generally, a derivative is a financial  arrangement,  the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment,  although they may be more volatile or less liquid than more traditional  debt securities.  There are, in fact,  many  different  types of  derivatives  and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional  hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining  exposure to a  particular  securities market without investing directly in those securities.

The Series will only use derivatives for hedging purposes. While derivatives can be used as  leveraged  investments,  the Series may not use them to leverage its net assets.  Derivatives  will not be used to increase  portfolio risk above the level that would be achieved using only traditional  investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be  purchased  for the  Series.  The  Series  will not  invest in such instruments  as part of a  temporary  defensive  strategy  (in  anticipation  of declining  stock  prices) to protect  against  potential  market  declines.  See
"Investment  Methods and Risk  Factors" for more  information  about options and futures.

Series H will invest, under normal circumstances, at least 80% of its net assets
in  equity   securities  of  companies  in  the  index  and  futures   contracts
representative of the stocks that make up the index.  Should the Series consider any change to its policy of investing at least 80% of its net assets in the type of investment  suggested by its name,  the Series will provide  shareholders  at least 60 days notice prior to making the change.

SERIES I  (INTERNATIONAL  SERIES)  -- The  investment  objective  of Series I is long-term capital  appreciation.  The Series pursues its objective by investing, under  normal  circumstances,  at least  65% of its  assets  in at  least  three different  countries,  other than the United  States.  The Series  normally will invest  primarily in equity  securities of companies  located outside the United
States, including emerging markets.

There can be no assurance  that the  investment  objective of the Series will be achieved.  The  Series is  designed  for  investors  who are  willing  to accept short-term  domestic  and/or  foreign  stock market  fluctuations  in pursuit of potentially higher long-term returns.

The Series is not itself a balanced  investment plan.  Investors should consider their  investment  objective  and  tolerance  for risk when making an investment decision.

The value of the  Series'  investments  varies  based upon many  factors.  Stock values  fluctuate,  sometimes  dramatically,  in response to the  activities  of individual  companies and general market and economic  conditions.  Because many foreign investments are denominated in foreign currencies,  changes in the value of these currencies can  significantly  affect the Series' share price.  General economic  factors in the various  world  markets can also impact the value of an investor's  investment.  When an investor  sells his or her shares,  they may be worth more or less than what the investor paid for them.

The  following  is a discussion  of the various  investments  of and  techniques employed by the Series.  Additional information about the investment policies of the Series appears in "Investment Methods and Risk Factors" herein.

The Series may invest a portion of its assets in smaller companies. For purposes of  this  Series,  smaller  company  stocks  are  generally  those  with  market capitalizations  of less than $1 billion.  The Series also  invests in American,
European and Global Depositary Receipts, which are certificates typically issued by a bank or trust  company  that  give  their  holders  the  right  to  receive securities  issued by a foreign or domestic  company.  The Series,  from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The  Series  may  invest in  futures  contracts,  options,  options  on  futures contracts and other derivative strategies. These investments, when made, are for hedging purposes. If the Series uses futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Series NAV after  taking into account  unrealized  profits and losses on the contracts.

Under  adverse  market  conditions,  the Series  could invest some or all of its assets in cash or money  market  securities.  Although  the Series would do this only in  seeking  to avoid  losses,  the  Series  may be unable  to  pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may also utilize the following  investments and investment techniques and practices: borrowing, investment company securities, convertible securities,
debt   obligations   (including   low  rated  and  unrated   debt   securities),
mortgage-backed  securities,   American  Depositary  Receipts  ("ADRs"),  Global
Depositary Receipts ("GDRS"),  European Depositary Receipts ("EDRs"),  Rule 144A
securities,  when-issued and delayed  deliver  securities,  securities  lending,
repurchase  agreements,   and  foreign  currency  exchange   transactions.   See
"Investment Methods and Risk Factors" for further information.

SERIES J (MID CAP GROWTH SERIES) -- The  investment  objective of Series J is to seek capital appreciation by investing, under normal circumstances, at least 80%
of its net assets in a diversified  portfolio of equity  securities  with market capitalizations  of $10  billion  or  below  at the  time  of  purchase.  Equity securities  include  common  stock,  preferred  stock,  ADRs,  rights,  options, warrants, and convertible securities. See "Investment Methods and Risk Factors."
On a temporary basis,  there may be times when Series J may invest its assets in cash or money market instruments for defensive purposes.

Securities  will be  selected  on the  basis of their  appreciation  and  growth potential. Current income will not be a factor in selecting investments, and any such income  should be  considered  incidental.  Securities  considered  to have capital  appreciation  and growth  potential  will often  include  securities of smaller  and  less  mature  companies.  These  companies  often  have  a  unique proprietary  product or  profitable  market niche and the potential to grow very
rapidly.   Such  companies  may  present  greater   opportunities   for  capital
appreciation  because of high potential  earnings  growth,  but may also involve greater  risk.  They  may have  limited  product  lines,  markets  or  financial resources,  and they may be  dependent  on a small or  inexperienced  management team. Their securities may trade less frequently and in limited volume, and only in the over-the-counter  market or on smaller securities exchanges. As a result, the securities of smaller  companies may have limited  marketability  and may be subject to more abrupt or erratic  changes in value than  securities  of larger, more established companies.

Series  J  may  also  invest  in  larger  companies  where   opportunities   for
above-average capital appreciation appear favorable.

Series J may purchase  securities on a "when-issued" or "delayed delivery basis"
in excess of  customary  settlement  periods for the type of security  involved.
Securities  purchased on a when-issued  basis are subject to market  fluctuation and no interest or dividends  accrue to the Series prior to the settlement date.
Series J will segregate cash or liquid  securities equal in value to commitments for such when-issued or delayed delivery securities. Assets may be segregated by the Series' custodian, or on the Series' books. See "Investment Methods and Risk
Factors" -  "When-Issued  Securities."  The  Series  may also  invest in options contracts. See "Investment Methods and Risk Factors."

The Series may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio,  or as an efficient  means of adjusting its exposure to the stock market.  The Series will not use futures  contracts for  leveraging purposes.  The Series will limit its use of futures  contracts  so that  initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal  more than 5% of the  Series'  NAV.  Futures  contracts  (and  options thereon) and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

The Series may invest in a variety of investment companies, including those that seek to track the composition  and  performance of a specific index.  The Series may use these index-based investments as a way of managing its cash position, to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining  liquidity.  Certain investment company securities and other securities in which the Series may invest are restricted securities, which may be illiquid.

In seeking capital appreciation,  Series J may, during certain periods, trade to a substantial  degree in securities for the short term.  That is, the Series may be  engaged  essentially  in  trading  operations  based  on  short-term  market considerations,  as distinct from  long-term  investments  based on  fundamental evaluations of securities.  This  investment  policy is speculative and involves substantial risk.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- The investment objective of Series
N is to  seek  a  high  level  of  total  return  by  investing  primarily  in a diversified group of fixed income and equity securities.

The Series is designed to balance the  potential  appreciation  of common stocks with the income and  principal  stability of bonds over the long term.  Over the long term, the Series expects to allocate its assets so that  approximately  40%
of such  assets  will be in the fixed  income  sector  (as  defined  below)  and approximately  60% in the equity  sector (as defined  below).  This mix may vary over shorter time periods within the ranges set forth below:

-------------------------------- ------------
                                    RANGE
-------------------------------- ------------
Fixed Income Sector..........      30-50%
Equity Sector................      50-70%
-------------------------------- ------------

The  primary  consideration  in varying  from the 60-40  allocation  will be the outlook of the Series'  Sub-Adviser,  T. Rowe Price  Associates,  Inc. ("T. Rowe
Price"),  for the different markets in which the Series invests.  Shifts between the fixed income and equity  sectors will normally be done gradually and T. Rowe
Price will not attempt to  precisely  "time" the market.  There is, of course no guarantee that T. Rowe Price's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective.  The Series will maintain cash reserves to facilitate the Series' cash flow needs  (redemptions,  expenses and purchases of Series  securities) and it may invest in cash reserves  without limitation for temporary defensive purposes.

Assets  allocated to the fixed income  portion of the Series  primarily  will be invested  in  U.S.  and  foreign  investment  grade  bonds,  high  yield  bonds, short-term  investments  and  currencies,  as needed to gain exposure to foreign markets.  Assets allocated to the equity portion of the Series will be allocated among growth- and  value-oriented  stocks,  domestic and  international  stocks, small- to large-cap stocks, currencies and futures.

The Series' fixed income sector will be allocated among investment  grade,  high yield,  U.S. and non-dollar debt securities and currencies  generally within the ranges indicated below:

                    =======================================
                                                     RANGE
                    ---------------------------------------
                    Investment Grade.............   50-100%
                    High Yield...................    0-30%
                    Non-dollar...................    0-30%
                    Cash Reserves................    0-20%
                    =======================================

Investment  grade debt  securities  include long,  intermediate  and  short-term investment  grade  debt  securities  (e.g.,  AAA,  AA, A or BBB by S&P or if not rated,  of  equivalent  investment  quality  as  determined  by T. Rowe  Price).
Non-dollar  debt  securities  include  non-dollar   denominated  government  and
corporate  debt  securities  or  currencies  of at least  three  countries.  See
"Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing" for
a discussion of the risks involved in foreign investing.  High-yield  securities include  high-yielding,  income-producing  debt  securities  in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible  securities.  Quality will generally range from  lower-medium to low and the Series may also purchase  bonds in default if, in the opinion of T. Rowe
Price, there is significant potential for capital appreciation. Lower-rated debt
obligations  are  generally   considered  to  be  high  risk  investments.   See
"Investment  Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield,  lower-rated debt  securities.  Securities which may be held as cash reserves include liquid short-term  investments of one year or less having the highest ratings by at least one established rating  organization,  or if not rated, of equivalent investment quality as determined by T. Rowe Price or shares in an internal money market fund managed by T. Rowe Price. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

While the  maturities  of the  fixed  income  securities  will vary with T. Rowe
Price's view of market  conditions,  the weighted  average maturity of the fixed income  portion as a whole  (except for cash  reserves) is expected to be in the range of 7-12 years.

The Series'  equity  portion  will be allocated  among  large,  medium and small capitalization, U.S. and non-dollar equity securities, currencies and futures.

Large Cap securities generally include stocks of well-established companies with capitalization over $5 billion which can produce increasing dividend income. The
Series  exposure  to  smaller  market  cap  companies  is  not  expected  to  be substantial  and will not constitute  more than 30% of the equity portion of the portfolio.

Non-dollar  securities,  which may comprise up to 35% of the equity portfolio of the Series, include foreign currencies and common stocks of established non-U.S.
companies. Investments may be made solely for capital appreciation or solely for income or any  combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of the Series'
portfolio  broadly among countries and to normally have at least three different countries represented.  The countries of the Far East and Western Europe as well as South  Africa,  Australia,  Canada,  and other  areas  (including  developing countries) may be included. Under unusual circumstances, however, investment may be  substantially  in one or two  countries.  Some of the countries in which the
Series may invest may be  considered to be  developing  and may involve  special risks.  For a  discussion  of  the  risks  involved  in  investment  in  foreign securities,  see  "Investment  Methods  and Risk  Factors" -  "Certain  Risks of
Foreign Investing."

Futures  may be  used  to  gain  exposure  to  equity  markets  where  there  is insufficient cash to purchase a diversified portfolio of stocks.  Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.

Medium and small cap  securities  include  common  stocks of small  companies or companies which offer the possibility of accelerated  earnings growth because of rejuvenated  management,  new  products or  structural  changes in the  economy.
Current  income is not a factor in the selection of these  stocks.  Higher risks are often  associated with smaller  companies.  These companies may have limited product lines,  markets and financial  resources,  or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less  frequently and in limited volume and move more abruptly than securities of larger  companies.  However,  securities of smaller  companies may offer greater
potential  for  capital   appreciation   since  they  are  often  overlooked  or
undervalued by investors.

The Series'  foreign  investments  are also subject to currency  risk  described under "Investment Methods and Risk Factors" - "Currency Fluctuations." To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency  transactions  involving the purchase and sale of
forward  foreign  currency   exchange   contracts.   Although  forward  currency
transactions  will be used primarily to protect the Series from adverse currency movements,  they also involve the risk that anticipated  currency movements will not be  accurately  predicted  and the Series'  total  return could be adversely affected as a result. For a discussion of forward currency  transactions and the risks  associated  with such  transactions,  see  "Investment  Methods  and Risk
Factors" - "Forward  Currency  Contracts and Related  Options" and "Purchase and
Sale of Currency Futures Contracts and Related Options." Purchases by the Series
of currencies in  substitution of purchases of stocks and bonds will subject the
Series to risks different from a fund invested solely in stocks and bonds.

The Series' investments include, but are not limited to, equity and fixed income securities  of various types and the Series may utilize the  investment  methods and investment vehicles described below.

The Series may enter into futures  contracts (a type of derivative)  (or options thereon) to hedge all or a portion of its portfolio,  as a hedge against changes in prevailing  levels of interest  rates or currency  exchange  rates,  or as an efficient  means of  adjusting  its  exposure to the bond,  stock,  and currency markets. The Series will not use futures contracts for leveraging purposes.  The
Series will limit its use of futures  contracts so that initial margin  deposits or premiums on such contracts used for non-hedging  purposes will not equal more than 5% of the Series'  NAV.  The Series may also write call and put options and purchase put and call options on securities,  financial indices, and currencies.
The  aggregate  market value of the Series'  portfolio  securities or currencies covering call or put options will not exceed 25% of the Series' net assets.  The
Series may enter into foreign futures and options  transactions.  As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the  characteristics of futures,  options and securities, known as "hybrid  instruments."  For a discussion  of such  instruments  and the risks involved in investing therein,  see "Investment  Methods and Risk Factors"
-- "Hybrid Instruments."

The Series may acquire illiquid securities in an amount not exceeding 15% of net assets.  Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5% of its total assets in restricted securities (other than  securities  eligible for resale under Rule 144A of the  Securities  Act of
1933). Series N may invest in securities on a "when-issued" or "delayed delivery basis"  in excess  of  customary  settlement  periods  for the type of  security involved.  For a  discussion  of  restricted  and  when-issued  securities,  see
"Investment Methods and Risk Factors."

The Series may  invest in  asset-backed  securities,  which  securities  involve certain  risks.  For a  discussion  of  asset-backed  securities  and the  risks involved in investment in such securities,  see the discussion under "Investment
Methods and Risk Factors." The Series may invest in  mortgage-backed  securities issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities or institutions such as banks,  insurance  companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates,  are not. The Series may also invest in collateralized  mortgage  obligations  (CMOs)
and stripped  mortgage  securities  (a type of  derivative).  Stripped  mortgage securities  are  created by  separating  the  interest  and  principal  payments generated  by  a  pool  of  mortgage-backed  bonds  to  create  two  classes  of securities,  "interest  only" (IO) and  "principal  only" (PO) bonds.  There are risks  involved  in  mortgage-backed  securities,  CMOs  and  stripped  mortgage securities.  See  "Investment  Methods  and  Risk  Factors"  for  an  additional discussion of such securities and the risks involved therein.

The Series may invest in zero coupon  securities  which are debt securities that pay no cash income but are sold at substantial  discounts from their face value.
Certain  zero  coupon  securities  also are sold at  substantial  discounts  but provide for the  commencement of regular  interest  payments at a deferred date.
See  "Investment  Methods  and Risk  Factors"  for a  discussion  of zero coupon securities.

While the Series will remain  invested in primarily  common stocks and bonds, it
may,  for  temporary  defensive  purposes,   invest  in  cash  reserves  without
limitation.  The Series may  establish  and  maintain  reserves as T. Rowe Price believes is advisable to facilitate  the Series' cash flow needs.  Cash reserves include money market  instruments,  including  shares of the Reserve  Investment
Fund, a T. Rowe Price money market fund established for the exclusive use of the
T. Rowe  Price  family of mutual  funds and other  clients  of T. Rowe Price and repurchase agreements, in the two highest categories.  Short-term securities may be  held in the  equity  sector  as  collateral  for  futures  contracts.  These securities  are  segregated  and may not be available  for the Series' cash flow needs.

The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants.  As a fundamental  policy,  for the purpose of realizing  additional income, the Series may lend securities with a value of up to 33 1/3% of its total  assets to  broker-dealers,  institutional investors,  or other  persons.  Any such loan will be  continuously  secured  by collateral  at  least  equal  to the  value  of  the  securities  loaned.  For a discussion of the  limitations on lending and risks of lending,  see "Investment
Methods and Risk  Factors" - "Lending of Portfolio  Securities."  The Series may
also invest in real estate investment trusts (REITs).  For a discussion of REITs and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

FIXED INCOME SECURITIES.  Fixed income securities in which the Series may invest include, but are not limited to, those described below.

U.S.  GOVERNMENT  OBLIGATIONS.  Bills,  notes,  bonds and other debt  securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S.  GOVERNMENT  AGENCY  SECURITIES.  Issued or guaranteed  by U.S.  Government sponsored  enterprises and federal agencies.  These include securities issued by
the  Federal  National  Mortgage   Association,   Government  National  Mortgage
Association,   Federal  Home  Loan  Bank,  Federal  Land  Banks,   Farmers  Home
Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and
the Tennessee  Valley  Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

BANK  OBLIGATIONS.  Certificates  of deposit,  bankers'  acceptances,  and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank  by  a  borrower,  usually  in  connection  with  international  commercial transactions.  Certificates  of deposits may have fixed or variable  rates.  The
Series may invest in U.S. banks,  foreign branches of U.S. banks,  U.S. branches of foreign banks and foreign branches of foreign banks.

SAVINGS  AND LOAN  OBLIGATIONS.  Negotiable  certificates  of deposit  and other short-term debt obligations of savings and loan associations.

COLLATERALIZED   MORTGAGE   OBLIGATIONS   (CMOS).  CMOs  are  obligations  fully
collateralized  by a portfolio  of  mortgages  or  mortgage-related  securities.
Payments of principal and interest on the  mortgages  are passed  through to the holders of the CMOs on the same schedule as they are received,  although certain classes  of CMOs have  priority  over  others  with  respect  to the  receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Series  invests,  the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

MORTGAGE-BACKED   SECURITIES.    Mortgage-backed   securities   are   securities
representing  interest in a pool of mortgages.  After purchase by the Series,  a security  may cease to be rated or its rating may be reduced  below the  minimum required for purchase by the Series.  Neither  event will require a sale of such security by the Series.  However,  T. Rowe Price will consider such event in its determination of whether the Series should continue to hold the security. To the extent  that the  ratings  given by  Moody's  or S&P may  change  as a result of changes in such  organizations or their rating systems,  the Series will attempt to use comparable  ratings as standards for  investments in accordance  with the investment policies contained in the Fund's Prospectus.

The Series may also invest in the securities of certain supranational  entities, such as the International Development Bank.

For a  discussion  of  mortgage-backed  securities  and certain  risks  involved therein, see this Statement of Additional  Information and the Fund's Prospectus
under "Investment Methods and Risk Factors."

ASSET-BACKED  SECURITIES.  The Series may invest a portion of its assets in debt obligations  known  as  asset-backed  securities.  The  credit  quality  of most asset-backed  securities  depends  primarily on the credit quality of the assets underlying  such  securities,  how well  the  entity  issuing  the  security  is insulated  from  the  credit  risk of the  originator  or any  other  affiliated entities  and the amount  and  quality of any  credit  support  provided  to the securities.  The rate of principal payment on asset-backed  securities generally depends on the rate of  principal  payments  received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is  difficult  to predict with precision and actual yield to maturity may be more or less than the  anticipated yield to maturity.

AUTOMOBILE  RECEIVABLE  SECURITIES.   The  Series  may  invest  in  asset-backed
securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable
Securities").

CREDIT  CARD  RECEIVABLE  SECURITIES.  The  Series  may  invest in  asset-backed securities backed by receivables from revolving credit card agreements  ("Credit
Card Receivable Securities").

OTHER ASSETS. T. Rowe Price  anticipates that asset-backed  securities backed by assets other than those described above will be issued in the future. The Series may invest in such  securities  in the future if such  investment  is  otherwise consistent with its investment objective and policies. For a discussion of these securities,  see  this  Statement  of  Additional  Information  and  the  Fund's
Prospectus under "Investment Methods and Risk Factors."

In addition to the investments  described in the Fund's  Prospectus,  the Series may invest in the following:

ADDITIONAL  FUTURES AND OPTIONS  CONTRACTS.  Although  the Series has no current intention of engaging in financial  futures or options  transactions  other than those  described  above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those  involved in the futures and options described above.

SERIES O (EQUITY INCOME  SERIES) -- The  investment  objective of Series O is to seek to provide  substantial  dividend  income and also capital  appreciation by investing primarily in dividend-paying  common stocks of established  companies.
In pursuing  its  objective,  the Series  emphasizes  companies  with  favorable prospects for increasing dividend income, and secondarily, capital appreciation.
Over time, the income  component  (dividends and interest earned) of the Series'
investments  is expected to be a  significant  contributor  to the Series' total return.  Total return is expected to consist  primarily  of dividend  income and secondarily of capital appreciation (or depreciation).

The Series may invest up to 25% of its total assets in U.S.  dollar  denominated and non U.S. dollar  denominated  securities  issued by foreign  issuers.  For a discussion of the risks  involved in foreign  securities  investments,  see this
Statement of Additional Information and the Prospectus under "Investment Methods and Risk Factors."

The investment  program of the Series is based on several  premises.  First, the
Series'  Sub-Adviser,  T. Rowe Price,  believes that, over time, dividend income can  account  for a  significant  component  of the  total  return  from  equity investments. Second, dividends are normally a more stable and predictable source of return  than  capital  appreciation.  While the  price of a  company's  stock generally  increases or decreases in response to short-term  earnings and market fluctuations,  its dividends are generally less volatile. Finally, T. Rowe Price believes  that stocks which  distribute  a high level of current  income tend to have less price volatility than those which have below average dividends.

To achieve its objective, the Series, under normal circumstances, will invest at least  80% of its net  assets  in common  stocks,  with 65% in  income-producing common stocks,  whose prospects for dividend growth and capital appreciation are
considered   favorable  by  T.  Rowe  Price.  To  enhance  capital  appreciation potential,  the  Series  also uses a  value-oriented  approach,  which  means it invests in stocks it believes are currently  undervalued by various measures and may be  temporarily  out of favor in the market place.  The Series'  investments will  generally  be  made  in  companies  which  share  some  of  the  following characteristics: established operating histories; above-average current dividend yields  relative to the S&P 500; low  price-earnings  ratios relative to the S&P
500; sound balance  sheets and other  financial  characteristics;  and low stock price relative to company's  underlying  value as measured by assets,  earnings, cash flow or business franchises.

The Series may also  invest its assets in fixed  income  securities  (corporate, government, and municipal bonds of various maturities).  The Series would invest in  municipal  bonds when the expected  total return from such bonds  appears to exceed the total  returns  obtainable  from  corporate  or  government  bonds of similar credit quality.

Series O may invest in debt  securities of any type without regard to quality or rating.  Such  securities  would  be  purchased  in  companies  which  meet  the investment criteria for the Series. Such securities may include securities rated below investment  grade (e.g.,  securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security  (commonly  referred to as a "junk bond") if  immediately  after such  purchase the Series would have more than 10% of its total assets invested in such  securities.  See "Investment
Methods  and Risk  Factors" -  "Special  Risks  Associated  with  Low-Rated  and
Comparable  Unrated Debt  Securities"  for a discussion of the risks  associated with investing in such securities.

Although the Series will invest  primarily in U.S.  common  stocks,  it may also purchase other types of securities, for example, foreign securities, convertible securities,  real estate investment trusts (REITs) and warrants, when considered consistent  with the  Series'  investment  objective  and  program.  The Series'
investments in foreign  securities  include  non-dollar  denominated  securities traded outside of the U.S. and dollar denominated  securities traded in the U.S.
(such as ADRs).  The Series may invest up to 25% of its total  assets in foreign securities.  See the  discussions  of the risks  associated  with  investing  in foreign securities under "American Depositary Receipts," "Currency Fluctuations"
and "Certain Risks of Foreign Investing."

The Series may also engage in a variety of investment management practices, such as buying and selling  futures and options.  The Series may buy and sell futures contracts  (and options on such  contracts) to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets;  in an effort to enhance income;  as a cash management tool; or to protect the value of portfolio securities. The Series may purchase or write (sell) call and put options on securities,  financial indices, and foreign  currencies.  It is the Series' operating policy that initial margin deposits and premiums on options used for  non-hedging  purposes  will not equal more than 5% of the Series' NAV and, with respect to options on securities,  the total market value of  securities  against  which the Series has written call or put options may not exceed 25% of its total  assets.  The Series will not commit more  than 5% of its  total  assets  to  premiums  when  purchasing  call or put options.  The  Series  may also  invest up to 10% of its total  assets in hybrid instruments  which are described under  "Investment  Methods and Risk Factors" -
"Hybrid  Instruments." Also see the discussions of futures,  options and forward currency transactions under "Investment Methods and Risk Factors."

The Series may also invest in restricted  securities described under "Investment
Methods and Risk Factors." The Series' investment in such securities, other than
Rule 144A securities, is limited to 5% of its net assets. Series O may invest in securities  on a  "when-issued"  or "delayed  delivery  basis" as  discussed  in
"Investment  Methods and Risk  Factors."  The Series may borrow up to 33 1/3% of its  total  assets;  however,  the  Series  may  not  purchase  securities  when borrowings exceed 5% of its total assets.  The Series may hold a certain portion of its assets in money market securities,  including shares of the T. Rowe Price
Reserve  Investment  Fund, a T. Rowe Price money market fund established for the exclusive  use of the T. Rowe Price family of mutual funds and other  clients of
T. Rowe Price and repurchase  agreements,  in the two highest rating categories, maturing in one year or less. For temporary,  defensive purposes, the Series may invest without limitation in such securities.  The Series may lend securities to broker-dealers,  other institutions, or other persons to earn additional income.
The value of loaned  securities  may not  exceed  33 1/3% of the  Series'  total assets.  See  "Investment  Methods  and Risk  Factors" - "Lending  of  Portfolio
Securities" for a discussion of the risks associated with securities lending.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES P (HIGH YIELD SERIES) -- The investment  objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances,  the  Series  will seek its  investment  objective  by  investing primarily in a broad range of income producing securities,  including (i) higher yielding,  higher risk, debt securities  (commonly referred to as "junk bonds");
(ii) preferred stock;  (iii)  securities  issued by foreign  governments,  their agencies and  instrumentalities,  and foreign  corporations,  provided that such securities are  denominated in U.S.  dollars;  (iv)  mortgage-backed  securities
("MBSs"); (v) asset-backed  securities;  (vi) securities issued or guaranteed by the U.S.  Government  or any of its  agencies  or  instrumentalities,  including
Treasury bills, certificates of indebtedness,  notes and bonds; (vii) securities issued or  guaranteed  by, the Dominion of Canada or provinces  thereof;  (viii)
zero coupon  securities;  and (ix) real estate investment  trusts.  Series P may also invest up to 20% of its assets in common stocks  (which may include  ADRs), warrants,  rights, and index-based  securities.  Under normal circumstances,  at least 80% of the Series' net assets will be invested in high-yielding, high risk debt securities.

Series P may invest up to 100% of its  assets in debt  securities  that,  at the time of purchase,  are rated below investment grade ("high yield  securities" or
"junk  bonds"),  which  involve  a high  degree  of risk  and are  predominantly speculative.  For a  description  of debt ratings and a discussion  of the risks associated  with  investing  in junk  bonds,  see  "Investment  Methods and Risk
Factors."  Included in the debt  securities  which the Series may  purchase  are convertible  bonds, or bonds with warrants  attached.  A "convertible bond" is a bond,  debenture,  or  preferred  share which may be  exchanged by the owner for common stock or another  security,  usually of the same  company,  in accordance with the terms of the issue.  A "warrant"  confers  upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment
Methods and Risk  Factors" for a discussion  of the risks  associated  with such securities.

The Series may purchase  securities  which are obligations of, or guaranteed by, the  Dominion  of Canada or  provinces  thereof  and debt  securities  issued by
Canadian  corporations.  Canadian securities will not be purchased if subject to the foreign interest  equalization tax and unless payable in U.S.  dollars.  The
Series  may  also  invest  in debt  securities  issued  by  foreign  governments
(including  Brady  Bonds),  their  agencies  and  instrumentalities  and foreign corporations (including those in emerging markets), provided such securities are denominated  in U.S.  dollars.  The Series'  investment  in foreign  securities, excluding  Canadian  securities,  will not exceed 25% of the Series' net assets.
See  "Investment  Methods  and  Risk  Factors"  for a  discussion  of the  risks associated  with  investing  in foreign  securities,  Brady  Bonds and  emerging markets.

The Series may invest up to 25% of its total assets in MBSs,  including mortgage pass-through  securities and  collateralized  mortgage  obligations  (CMOs). The
Series  may  invest  in  securities  known as  "inverse  floating  obligations,"
"residual  interest  bonds," and "interest only" (IO) and "principal  only" (PO)
bonds,  the market  values of which  generally  will be more  volatile  than the market values of most MBSs.  This is due to the fact that such  instruments  are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

The  Series  may also  invest  up to 15% of its  total  assets  in  asset-backed securities.  These include secured debt instruments  backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans  providing the source of both principal and interest  payments.
Asset-backed  securities  are subject to risks similar to those  discussed  with respect to MBSs. See "Investment Methods and Risk Factors."

The Series may invest in U.S. Government securities.  U.S. Government securities include  bills,  certificates  of  indebtedness,  notes and bonds  issued by the
Treasury or by agencies or instrumentalities of the U.S. Government.

The Series may invest in zero coupon  securities  which are debt securities that pay no cash income but are sold at substantial  discounts from their face value.
Certain  zero  coupon  securities  also are sold at  substantial  discounts  but provide for the  commencement of regular  interest  payments at a deferred date.
See  "Investment  Methods  and Risk  Factors"  for a  discussion  of zero coupon securities.

Series P may acquire  certain  securities  that are restricted as to disposition under  federal  securities  laws,  including  securities  eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid  assets.  See  "Investment  Methods and Risk
Factors" for a discussion of restricted securities.

Series P may purchase securities on "when-issued" or "delayed delivery basis" in excess of customary  settlement periods for the type of security  involved.  The
Series may also purchase or sell securities on a "forward  commitment" basis and may enter into  "repurchase  agreements,"  "reverse  repurchase  agreements" and
"roll  transactions."  The Series may lend securities to broker/ dealers,  other institutions  or other persons to earn  additional  income.  The value of loaned securities may not exceed 33 1/3% of the Series' total assets. In addition,  the
Series  may  purchase  loans,  loan  participations  and  other  types of direct indebtedness.

The Series may enter into futures  contracts (a type of derivative)  (or options thereon) to hedge all or a portion of its portfolio,  as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure  to the bond  market.  The Series will not use  futures  contracts  for leveraging purposes.  The Series will limit its use of futures contracts so that initial  margin  deposits  or premiums on such  contracts  used for  non-hedging purposes will not equal more than 5% of the Series' NAV. The Series may purchase call and put options and write such options on a "covered" basis. The Series may also enter into interest rate, index and total return swaps and purchase or sell related caps, floors and collars.  See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

Series P may invest in real estate  investment  trusts  ("REITS") and other real estate industry investments.  See the discussion of real estate securities under
"Investment Methods and Risk Factors."

The Series may also  invest in a variety of  investment  companies  that seek to track the composition and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

The Series' investment in warrants,  valued at the lower of cost or market, will not exceed 5% of the Series' net assets. Included within this amount, but not to exceed 2% of the Series' net assets, may be warrants which are not listed on the
New York or American Stock Exchange. Warrants acquired by the Series in units or attached to securities may be deemed to be without value.

From  time to  time,  Series  P may  invest  part or all of its  assets  in U.S.
Government  securities,  commercial  notes or money  market  instruments.  It is anticipated  that the weighted  average  maturity of the Series  portfolio  will range from 5 to 15 years under normal circumstances.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES Q (SMALL  CAP VALUE  SERIES)  -- The  objective  of  Series Q is  capital growth.  Under  normal  circumstances,  the  Series  will  seek  its  investment
objective   by   investing  at  least  80%  of  its  net  assets  in  stocks  of small-capitalization  companies  that the Series'  Sub-Adviser,  Strong  Capital
Management,  Inc.,  believes  are  undervalued  relative to the market  based on earnings,  cash flow or asset  value.  In seeking its  objective  the Series can invest in a broad array of securities and financial instruments,  including, but not limited to (i)  convertible  securities;  (ii) debt securities in all rating
categories;   and  (iii)  foreign  securities  (including  ADRs,  EDRs,  foreign investment  companies and foreign  currencies).  The Series may also invest in a wide array of instruments which are commonly  referred to as derivatives,  which may include options, futures, spread transactions, and swap agreements.

The  Series  may  invest in  options  (exchange  traded  and OTC) for any lawful purpose  consistent  with its  investment  objective such as hedging or managing risk. The Series may buy or write (sell) put and call options on assets, such as securities,  currencies,  financial commodities,  and indices of debt and equity securities and enter into closing  transactions  with respect to such options to terminate an existing position.

Series Q may use futures  contracts for any lawful purpose  consistent  with its investment objective such as hedging or managing risk. The Series may enter into futures  contracts,  including,  but not  limited  to,  interest  rate and index futures.  The Fund may also purchase put and call options, and write covered put and call  options,  on futures in which it is allowed to invest.  The Series may also write put options on futures  contracts  while at the same time  purchasing call options on the same futures  contracts in order to create  synthetically  a long futures contract  position.  Such options would have the same strike prices and expiration  dates.  The Series will engage in this strategy only when Strong believes  it is more  advantageous  to the Series  than  purchasing  the futures contract.

Series Q may use spread  transactions for any lawful purpose consistent with its investment  objective  such as hedging or managing risk. The Series may purchase covered spread options from securities dealers.  Such covered spread options are not  presently  exchange-listed  or  exchange-traded.  The  purchase of a spread option gives the Series the right to put, or sell, a security  that it owns at a fixed dollar  spread or fixed yield spread in relation to another  security that the  Series  does not own,  but  which is used as a  benchmark.  The risk to the
Series in purchasing  covered spread options is the cost of the premium paid for the spread option and any transactions costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect  the Series  against  adverse  changes in  prevailing  credit quality  spreads,  i.e., the yield spread between high quality and lower quality securities.  Such  protection  is only  provided  during  the life of the spread option.

Series Q may enter into interest rate, securities index,  commodity, or security and currency  exchange rate swap  agreements for any lawful  purpose  consistent with the Series' investment objective,  such as for the purpose of attempting to obtain or preserve a particular  desired return or spread at a lower cost to the
Series than if the Series had invested  directly in an  instrument  that yielded that desired return or spread.  The Series also may enter into swaps in order to protect  against an  increase  in the price of, or the  currency  exchange  rate applicable  to,  securities  that the Series  anticipates  purchasing at a later date.

In addition to the derivative  instruments and strategies described above and in the Prospectus, Strong expects to discover additional derivative instruments and other  hedging  or risk  management  techniques.  Strong may  utilize  these new derivative  instruments  and  techniques to the extent that they are  consistent with the Series'  investment  objective and permitted by the Series'  investment limitations, operating policies, and applicable regulatory authorities.

The  Series  may also  invest  in  restricted  securities  (including  Rule 144A securities),  repurchase  agreements,  reverse  repurchase  agreements,  standby commitments,  warrants,  short sales against the box and when issued and delayed delivery securities.

For a discussion of the risks  associated  with the  securities  and  investment techniques  available to Series Q, see the "Investment Methods and Risk Factors"
section of this statement of additional information.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES S (SOCIAL AWARENESS SERIES) -- The investment objective of Series S is to seek capital  appreciation.  In seeking its  objective,  Series S will invest in various types of securities  which meet certain social criteria  established for the Series.  The Series may also invest in  companies  that are  included in the
Domini 400  Social  Index,  which  companies  will be deemed to comply  with the
Series'  social  criteria.  Series S will invest in a  diversified  portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt  securities.  See  "Investment  Methods  and Risk  Factors" - "American
Depositary  Receipts."  From time to time,  the Series may  purchase  government bonds or commercial notes on a temporary basis for defensive purposes.

Series S will seek  investments that comply with the Series' social criteria and that offer  investment  potential.  Because  of the  limitations  on  investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as  compared  to those of similar  funds  which do not impose such restrictions on investment.

Securities  selected  for their  appreciation  possibilities  will be  primarily common  stocks or other  securities  having the  investment  characteristics  of common stocks,  such as securities  convertible  into common stocks.  Securities will be  selected  on the  basis of their  appreciation  and  growth  potential.
Securities  considered to have capital  appreciation  and growth  potential will often include  securities of smaller and less mature  companies.  Such companies may  present  greater  opportunities  for capital  appreciation  because of high potential  earnings  growth,  but may also involve  greater risk.  They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges.  As a result,  the  securities of smaller  companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.  The Series may also invest in larger companies where  opportunities  for  above-average  capital  appreciation appear favorable and the Series' social criteria are satisfied.

Series S may enter into  futures  contracts (a type of  derivative)  (or options thereon) to hedge all or a portion of its portfolio or as an efficient  means of adjusting  its  exposure to the stock  market.  The Series will limit its use of futures  contracts so that initial margin deposits or premiums on such contracts used for  non-hedging  purposes  will not equal more than 5% of the  Series' net assets.  The Series may also write call and put  options on a covered  basis and purchase put and call  options on  securities  and  financial  indices.  See the discussion of options and futures contracts under  "Investment  Methods and Risk
Factors."

Series  S will  not  invest  in  securities  of  companies  that  engage  in the production of nuclear energy, alcoholic beverages or tobacco products.

In  addition,  the  Series  will not  invest in  securities  of  companies  that significantly  engage in: (1) the manufacture of weapon  systems;  (2) practices that,  on balance,  have a  detrimental  effect on the  environment;  or (3) the gambling  industry.  Series S will monitor the  activities  identified  above to determine whether they are significant to an issuer's business. Significance may be  determined on the basis of the  percentage  of revenue  generated by, or the size of operations attributable to, such activities. The Series may invest in an issuer that engages in the activities  set forth above,  in a degree that is not deemed significant by the Investment Manager. In addition,  the Series will seek out companies that have  contributed  substantially  to the communities in which they  operate,  have a  positive  record  on  employment  relations,  have  made substantial  progress  in  the  promotion  of  women  and  minorities  or in the implementation  of benefit policies that support working parents,  or have taken notably positive steps in addressing environmental challenges.

The Investment Manager will evaluate an issuer's activities to determine whether it engages in any  practices  prohibited  by the  Series'  social  criteria.  In addition  to its own  research  with  respect  to an  issuer's  activities,  the
Investment   Manager  will  also  rely  on  other   organizations  that  publish
information for investors concerning the social policy implications of corporate activities.  The  Investment  Manager  may rely  upon  information  provided  by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder,  Lydenberg,  Domini & Co.,  Inc.  Investment  selection  on the basis of social  attributes is a relatively new practice and the sources for this type of information are not well  established.  The Investment  Manager will continue to identify and monitor sources of such  information to screen issuers which do not meet the social investment restrictions of the Series.

If after purchase of an issuer's  securities by Series S, it is determined  that such securities do not comply with the Series' social  criteria,  the securities will be eliminated  from the Series'  portfolio  within a reasonable  time. This requirement  may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

SERIES T (TECHNOLOGY  SERIES) -- The objective of Series T is long-term  capital appreciation.  The Series  pursues its  objective  by  investing,  under  normal circumstances,  at least  80% of its net  assets  in the  equity  securities  of technology  companies.  The  Series  will be  concentrated  and  expects to hold approximately  30 to 50  positions.  The  Series is  non-diversified  within the meaning of the  Investment  Company Act of 1940. The Series may invest up to 40%
of its total assets in foreign  securities.  The Series may  actively  trade its investments  without  regard to the  length of time they have been  owned by the
Series.

The Sub-Adviser,  Wellington  Management Company, LLP, uses fundamental analysis to choose  technology  securities  in  foreign  and U.S.  markets.  The  Series'
investment  approach  is based on  analyzing  the  competitive  outlook  for the technology  sector,  identifying  those  industries  likely to benefit  from the
current  and   expected   future   environment,   and   identifying   individual
opportunities. The Sub-adviser's evaluation of technology companies rests on its solid  knowledge of the overall  competitive  environment  including  supply and demand characteristics,  trends,  existing product evaluations,  and new product developments  within the technology sector.  Fundamental  research is focused on direct contact with company management, suppliers, and competitors.

Asset  allocation  within the Series reflects the  Sub-Adviser's  opinion of the relative  attractiveness  of stocks  within  the  industries  of the  technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness,  and the number of undervalued  opportunities  in each industry.
Opportunities dictate the magnitude and frequency of changes in asset allocation among industries,  but some representation typically is maintained in each major industry,  including  computer software,  computer hardware,  semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

o    A positive change in operating results is anticipated

o    Unrecognized or undervalued capabilities are present

o    The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Series when:

o    Target prices are achieved

o    Earnings  and/or  return  expectations  are marked down due to  fundamental changes in the company's operating outlook

o    More attractive value in a comparable company is available.

The Series may invest in securities  denominated in any currency. The Series may invest a  portion  of its  assets  in  options,  futures  and  forward  currency contracts.  Generally,  these derivative instruments involve the obligation,  in the case of futures  and  forwards,  or the right,  in the case of  options,  to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

o    To adjust the portfolio's exposure to a particular currency

o    To manage risk

o    As a substitute for purchasing or selling securities

See the discussion  regarding options,  futures,  and forward currency contracts under "Investment Methods and Risk Factors."

REPURCHASE  AGREEMENTS.  The Series intends to enter into repurchase  agreements only with banks and  broker/  dealers  believed  by the  Sub-Adviser  to present minimal credit risks in accordance with guidelines  approved by the Fund's Board of Directors.  The Sub-Adviser will review and monitor the  creditworthiness  of such counterparties.  The Series will not enter into a repurchase agreement with a maturity  of more than seven days if, as a result,  more than 15% of the value of its total net assets  would be invested  in such  repurchase  agreements  and other illiquid  investments and securities for which no readily available market exists.

Under  adverse  market  conditions,  the Series  could invest some or all of its assets in cash, fixed-income  securities,  money market securities or repurchase agreements.  Although the Series would do this only in seeking to avoid  losses, it could reduce the benefit from any upswing in the market.  For a discussion of the risks associated with the securities and investment  techniques available to
Series  T,  see the  "Investment  Methods  and  Risk  Factors"  section  of this statement of additional information.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES V (MID CAP VALUE  SERIES) -- The  investment  objective of Series V is to seek  long-term  growth of capital.  Series V will seek to achieve its objective through  investment  in a  diversified  portfolio  of  securities.  Under normal circumstances  the Series  will  consist  primarily  of various  types of common stock,  which may include ADRs,  and securities  convertible  into common stocks which the  Investment  Manager  believes  are  undervalued  relative  to assets, earnings,  growth  potential  or cash flows.  See the  discussion  of ADRs under
"Investment  Methods and Risk Factors." Under normal  circumstances,  the Series will invest at least 80% of its net assets in the  securities of companies  with total market value of $10 billion or below at the time of purchase.

Series  V may  also  invest  in  (i)  preferred  stocks;  (ii)  warrants;  (iii)
investment grade debt securities (or unrated securities of comparable  quality);
(iv) securities of other investment  companies;  (v) futures;  (vi) options; and
(vii) options on futures. Series V may also invest in convertible securities (in any rating category),  including up to 10% of its assets in instruments known as liquid yield option  notes or "LYONS." The Series may purchase  securities  on a
"when-issued"  or "delayed  delivery  basis" in excess of  customary  settlement periods for the type of security  involved.  The Series may purchase  securities which are  restricted  as to  disposition  under the  federal  securities  laws, provided that such securities are eligible for resale to qualified institutional investors  pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series'  policy that not more than 15% of its net assets will be invested in
illiquid  securities.   Series  V  reserves  the  right  to  invest  its  assets
temporarily  in cash and money market  instruments  when,  in the opinion of the
Investment  Manager,  it  is  advisable  to  do  so on  account  of  current  or anticipated market conditions.  The Series may utilize repurchase  agreements on an overnight basis or bank demand accounts,  pending investment in securities or to meet  potential  redemptions  or expenses.  See the discussion of when-issued securities,  Rule 144A securities and repurchase  agreements  under  "Investment
Methods and Risk Factors."

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES W (MAIN STREET GROWTH AND INCOME® SERIES) -- The objective of Series W is total  return  (which  includes  growth  in the  value of its  shares as well as current  income)  from  equity  and debt  securities.  The  Series  pursues  its objective by investing  mainly in common  stocks of U.S.  companies,  but it can also invest in other equity  securities such as preferred  stocks and securities
convertible  into  common  stocks.   Although  the  Series  does  not  have  any
requirements  as to the  capitalization  of  issuers  in which it  invests,  the
Series' Sub-Adviser,  OppenheimerFunds, Inc., currently emphasizes the stocks of large-capitalization companies in the portfolio. In selecting securities for the
Series'   portfolio,   OppenheimerFunds   evaluates  the  merits  of  particular
securities  primarily  through the exercise of its own  investment  analysis and application of the multi-factor quantitative models discussed in the prospectus.
That  process  may  include,  among other  things,  evaluation  of the  issuer's historical  operations,  prospects for the industry of which the issuer is part, the issuer's financial condition,  its pending product developments and business
(and those of competitors), the effect of general market and economic conditions on the  issuer's  business,  and  legislative  proposals  that might  affect the issuer.

In seeking its  objective  the Series can invest in a broad array of  securities and financial instruments,  including, but not limited to (i) equity securities;
(ii)  convertible  securities;  (iii) debt securities in all rating  categories;
(iv) foreign  securities  (including  ADRs, and EDRs);  (v) rights and warrants;
(vi) all types of assets  backed  securities  and  mortgage  related  securities
(including  CMOs,  REMICs  and  stripped  mortgage  backed  securities);   (vii)
when-issued  and delayed  delivery  securities;  (viii)  repurchase  and reverse repurchase agreements; (ix) restricted securities (including securities eligible for resale to qualified  institutional  purchasers under Rule 144A) and (x) real estate investment trusts ("REITs") and (xi) swap agreements. The Series may also invest  in a wide  array  of  instruments  which  are  commonly  referred  to as derivatives,  which  may  include  options,  futures,  forward  contract  spread transactions, and swap agreements.

For a discussion of the risks  associated  with the  securities  and  investment techniques  available to Series W, see the "Investment Methods and Risk Factors"
section of this statement of additional information.

SERIES X (SMALL CAP GROWTH SERIES) -- The investment objective of Series X is to seek long-term growth of capital. The Series pursues its investment objective by investing, under normal circumstances,  at least 80% of its net assets in equity securities of companies with market  capitalizations  of $750 million or less at the time of investment  that, in the opinion of the  Sub-Adviser,  RS Investment
Management,  L.P., have the potential for long-term  capital growth.  The Series may invest the  remainder of its assets in  securities of companies of any size.
The Series may also engage in short sales of securities it expects to decline in price.  The Series will likely invest a portion of its assets in technology  and
Internet-related companies.

While  there is  careful  selection  and  constant  supervision  by the  Series'
Sub-Adviser,  there  can be no  guarantee  that the  Series'  objective  will be achieved.  Investing in securities of small-sized  companies may involve greater risks than investing in larger,  more established issuers since these securities may  have  limited  marketability  and,  thus,  they may be more  volatile  than securities  of larger,  more  established  companies  or the market  averages in general.  Because  small-sized  companies normally have fewer shares outstanding than larger  companies,  it may be more  difficult for the Series to buy or sell significant  numbers of such shares without an unfavorable  impact on prevailing prices.  Small-sized  companies  may have  limited  product  lines,  markets  or financial  resources and may lack  management  depth.  In addition,  small-sized companies  are  typically  subject to wider  variations in earnings and business prospects than are larger, more established  companies.  There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Under  adverse  market  conditions,  the Series  could invest some or all of its assets in cash, fixed-income  securities,  money market securities or repurchase agreements.  Although the Series would do this only in seeking to avoid  losses, it could reduce the benefit from any upswing in the market.

The Series may also utilize the following  investments and investment techniques and practices:  borrowing,  futures,  options,  options on futures,  convertible securities,  debt obligations (including low rated and unrated debt securities),
American  Depositary  Receipts  ("ADRs"),  Global Depositary  Receipts ("GDRS"),
European  Depositary  Receipts ("EDRs"),  Rule 144A securities,  when-issued and delayed deliver securities,  securities lending, repurchase agreements,  reverse
repurchase   agreements,   foreign   investments,   foreign  currency   exchange
transactions, zero coupon debt securities,  pay-in-kind securities and leverage.
See "Investment Methods and Risk Factors" for further information.

Should the Series  change its policy of investing at least 80% of its net assets in the type of  investment  suggested  by its  name,  the  Series  will  provide shareholders at least 60 days notice prior to making the change.

SERIES Y (SELECT 25 SERIES) -- The investment objective of the Series is to seek long-term  growth of capital.  The Series pursues its objective by concentrating its  investments  in a core position of 20-30 common stocks of growth  companies which have exhibited  consistent above average  earnings  growth.  The Series is non-diversified  as  defined  in the 1940 Act,  which  means  that it may hold a larger position in a smaller number of securities than a diversified series. The
Investment Manager selects as the core position for the Series, what it believes to be premier  growth  companies.  The  Investment  Manager  uses a  "bottom-up"
approach in selecting  growth stocks.  Portfolio  holdings will be replaced when one or more of the companies'  fundamentals  have changed and, in the opinion of the Investment Manager,  it is no longer a premier growth company.  There can be no assurance that the Series' objective will be achieved.

The Series may invest in (i) common stocks; (ii) preferred stocks; (iii) foreign securities  (including  ADRs); (iv) investment grade debt securities (or unrated securities  of  comparable  quality);  and (v)  securities  of other  investment companies. The Series may invest in a variety of investment companies, including those that seek to track the  composition  and  performance of a specific index.
The Series may use these  index-based  investments as a way of managing its cash position,  to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining  liquidity.  The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security  involved.  The Series may purchase  securities which are  restricted  as to  disposition  under the  federal  securities  laws, including  securities  that are eligible  for resale to qualified  institutional investors  pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series'  policy that not more than 15% of its net assets will be invested in illiquid  securities.  The  Series  may also  invest a portion  of its assets in options  and  futures  contracts.  These  instruments  may be used to hedge  the
Series'  portfolio,  to increase returns,  or to maintain exposure to the equity markets.  The Series reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment  Manager, it is advisable to do so on account of current or  anticipated  market  conditions.
The Series may  utilize  repurchase  agreements  on an  overnight  basis or bank
demand  accounts,   pending  investment  in  securities  or  to  meet  potential redemptions or expenses.  See the discussion of foreign securities,  when issued securities,  restricted  securities and repurchase  agreements under "Investment
Methods and Risk Factors."

SERIES Z (ALPHA OPPORTUNITY SERIES) -- The investment objective of the Series is long-term  growth of  capital.  The Series  pursues  its  objective  by normally investing  approximately  50% of its total  assets in an active  value  strategy managed by the Series' Sub-Adviser, Mainstream Investment Advisers, LLC, and 50%
of its total  assets in a  passive  index  strategy  managed  by the  Investment
Manager.  All daily  inflows and outflows will be allocated to the passive index portion of the Series in order to  minimize  the  potential  negative  impact of daily cash flows to the  Sub-Adviser's  investment  strategy.  Once a month, the portfolio  will be rebalanced to an  allocation  of  approximately  50% of total assets to each strategy.  The  allocation  between the portions of the portfolio upon rebalancing may range between 40% and 60% of total assets to each strategy.

The  Series  pursues  its  active  value  strategy  by  investing  primarily  in publicly-traded  equity  securities,  principally common stocks, but to a lesser degree in convertible bonds,  convertible  preferred stocks,  stock warrants and rights.  Further,  if there is an  insufficient  number of available  securities meeting the purchase criteria of the Series' Sub-Adviser, Mainstream, the Series also may hold a portion  of its  assets in cash and  money  market  instruments, which  holdings may be  substantial.  Dividend  and  interest  income will be an incidental  consideration.  The Series may engage in short  sales of  securities believed to be overvalued.

Mainstream's strategies seek to identify individual stocks with solid underlying financial  fundamentals,  trading at levels  representing  value relative to the market generally.  Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio.  The technical measures used include a relative  strength index  ("RSI"),  price moving  averages,  price relative to historical averages, and historical market multiples.

Mainstream  uses  bottom-up  analysis by valuing  the 2,000 or so most  actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship  to their stock price moving averages and ranks them by their RSIs.
A  purchase  candidate  is  identified  as a  stock  that is at  fair  value  or undervalued to the  marketplace.  A sale candidate is identified as a stock that is  expensive  or  overbought.  These  action  candidates  are then  grouped  by industry.  Mainstream  prefers that the  candidates  demonstrate  heavy industry concentrations.  Mainstream then considers the industry and underlying financial fundamentals of the action  candidates.  Where the fundamentals are encouraging, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high
RSIs and with deteriorating  fundamentals may be sold short. Mainstream actively manages the active value portion of the Series'  portfolio and will buy and sell securities frequently.

A top down  evaluation of the stock and bond markets,  primarily  based on their
RSIs is used.  A high  RSI  indicates  that  the  marketplace  is  expensive  or overbought;  conversely, a low RSI indicates that the marketplace is inexpensive or  oversold.  Mainstream  uses the RSI in  combination  with an analysis of the short-term  outlook for  corporate  earnings,  interest  rates,  currencies  and commodities to determine the overall stock to cash and long stock to short stock allocations.

The Series pursues its passive index strategy by investing in equity derivatives backed by a  portfolio  of fixed  income  securities.  The  Series may invest in futures  contracts,  options,  options  on  futures  contracts,  swaps and other derivative  instruments.  The value of equity derivatives closely tracks changes in the value of the  index.  The  equity  derivatives  may be  purchased  with a fraction  of the  assets  that  would be needed to  purchase  equity  securities directly,  so that the  remainder of the Series'  assets which are  allocated to this strategy may be invested in fixed income securities. The Investment Manager actively manages the fixed income securities backing the equity derivatives with a view toward enhancing the Series' total return.  The Series' overall portfolio duration is normally not expected to exceed one year.

Although this portion of the Series' portfolio does not normally invest directly in S&P 500 securities,  when equity derivatives appear to be overvalued relative to the S&P  500,  the  Series  may  invest  in a  "basket"  of S&P  500  stocks.
Individual   stocks  are  selected  based  on  an  analysis  of  the  historical correlation  between the return of every S&P 500 stock and the return of the S&P
500 itself. The Investment  Manager may employ  fundamental  analysis of factors such as earnings and earnings growth, price to earnings ratio,  dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Series are not limited to those with any particular  weighting in the S&P 500.  The Series may also invest in exchange  traded  funds based on the
S&P 500, such as Standard & Poor's Depositary Receipts.

The fixed  income  securities  in which the Series  invests  include  securities issued or guaranteed by the U.S. Government,  its agencies or instrumentalities;
corporate debt securities of U.S.  issuers,  including  convertible  securities;
mortgage  backed and other  asset-backed  securities;  and bank  certificates of deposit, fixed time deposits and bankers' acceptances,  The Series may invest up to 10% of its total assets in high yield  securities  ("junk  bonds") rated B or higher by Moody's or S&P, or, if unrated,  determined by the Investment  Manager to be of comparable quality.

Although the Series invests principally in U.S. securities, it may, from time to time,  invest in securities of companies  located outside the U.S.,  principally through American Depositary Receipts traded on U.S. markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

INVESTMENT METHODS
AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the Series are  described  in the
"Principal Risks" and "Investment  Policies and Management  Practices " sections of the Prospectus and in this Statement of Additional Information. The following is  a  description  of  certain  additional  risk  factors  related  to  various securities,  instruments  and  techniques.  The risks so described only apply to those Series which may invest in such  securities  and  instruments or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Series.  The methods  described  only apply to those Series which may use such  methods.  Although a Series may employ  the  techniques,  instruments  and methods described below,  consistent with its investment  objective and policies and any applicable law, no Series will be required to do so.

AMERICAN  DEPOSITARY  RECEIPTS -- Each of the Series  (except Series C and E) of the Fund may purchase  American  Depositary  Receipts  ("ADRs") which are issued generally  by U.S.  banks and which  represent  the  deposit  with the bank of a
foreign  company's  securities.   ADRs  are  publicly  traded  on  exchanges  or
over-the-counter  in the United States.  Investors should consider carefully the substantial  risks  involved in investing in  securities  issued by companies of foreign  nations,  which are in addition to the usual risks inherent in domestic investments.  ADRs and European Depositary Receipts ("EDRs") or other securities convertible  into  securities  of  issuers  based in foreign  countries  are not necessarily  denominated in the same currency as the securities  into which they may be converted.  Generally,  ADRs, in registered form, are denominated in U.S.
dollars and are  designed  for use in the U.S.  securities  markets,  while EDRs
(also referred to as Continental  Depositary Receipts ("CDRs"),  in bearer form, may be  denominated  in other  currencies  and are  designed for use in European securities  markets.  ADRs are receipts typically issued by a U.S. bank or trust company  evidencing  ownership of the underlying  securities.  EDRs are European
receipts   evidencing  a  similar  arrangement  and  GDRs  are  global  receipts evidencing  a  similar  arrangement.  For  purposes  of the  Series'  investment policies,  ADRs, EDRs and GDRs are deemed to have the same classification as the underlying  securities  they  represent.  Thus, an ADR, EDR or GDR  representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

SHARES OF OTHER  INVESTMENT  COMPANIES -- Each of the Series may invest in other investment  companies,  which may include index-based  investments such as SPDRs
(based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select
Sector SPDRs (based on sectors or industries  of the S&P 500 Index),  Nasdaq-100
Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the
Dow  Jones  Industrial  Average).  The main  risk of  investing  in  index-based investment  companies  is the same as  investing  in a portfolio  of  securities compromising  the  index.  The market  prices of  index-based  investments  will fluctuate  in  accordance  with  both  changes  in the  market  value  of  their underlying portfolio securities and due to supply and demand for the instruments on the  exchanges  on which they are  traded.  Index-based  investments  may not
replicate   exactly  the   performance  of  their  specified  index  because  of
transaction  costs  and  because  of the  temporary  unavailability  of  certain component  securities  of the  index.  To the  extent a Series  invests in other investment  companies,  it will  incur  its pro  rata  share  of the  underlying investment  companies'  expenses.  In addition,  a Series will be subject to the effects of  business  and  regulatory  developments  that  affect an  underlying investment  company or the investment  company industry  generally.  The Series'
investment in shares of other  investment  companies  except for Series N and O, may not exceed immediately after purchase 10% of the Series' total assets and no more  than 5% of its  total  assets  may be  invested  in the  shares of any one investment  company.  Series N and  Series O may each  invest up to 25% of their assets in shares of the T. Rowe  Price  Reserve  Investment  Fund.  The  Reserve
Investment  Fund is a managed  money  market fund that is not  available  to the public. The Reserve Investment Fund does not charge investment  management fees, although it does incur other operating expenses.

REPURCHASE  AGREEMENTS  -- A  repurchase  agreement  involves a purchase  by the
Series of a  security  from a  selling  financial  institution  (such as a bank, savings and loan association or  broker-dealer)  which agrees to repurchase such security  at a specified  price and at a fixed time in the  future,  usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.

Currently,  Series  A, B, C, E,  S,  J,  P, V and Y may  enter  into  repurchase agreements only with federal reserve system member banks with total assets of at least one  billion  dollars and equity  capital of at least one hundred  million dollars and "primary" dealers in U.S.  Government  securities.  These Series may enter into repurchase  agreements,  fully  collateralized by U.S.  Government or agency securities, only on an overnight basis.

Repurchase  agreements  are  considered  to be  loans  by  the  Fund  under  the
Investment Company Act of 1940.  Engaging in any repurchase  transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory  authorities.  Not more than 10% of the net assets of Series A,
B, C, D, S, J, and W and not more than 15% of the net  assets of Series E, N, O,
T, V and Y will  be  invested  in  illiquid  assets,  which  include  repurchase agreements with maturities of over seven days.

Series D may enter into repurchase  agreements only with (a) securities  dealers that  have a  total  capitalization  of at  least  $40,000,000  and a  ratio  of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit  balances,  or (b) banks that have at least  $1,000,000,000  in assets and a net worth of at least  $100,000,000 as of its most recent annual report.  In addition,  the aggregate  repurchase price of all repurchase  agreements  held by each Series with any broker shall not exceed
15% of the total assets of the Series or $5,000,000,  whichever is greater.  The
Series  will not enter into  repurchase  agreements  maturing in more than seven days  if  the  aggregate  of  such  repurchase  agreements  and  other  illiquid investments would exceed 10% of total assets for Series D.

Series  I  may  enter  into   repurchase   agreements  only  with  issuers  who,
individually or with issuer's  parent,  have outstanding debt rated AA or higher by S&P or Aa or  higher  by  Moody's  or  outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or if no such  ratings are available,  the instrument  must be of comparable  quality in the opinion of the
Sub-Adviser.

Series  X  may  enter  into  repurchase  agreements  with  (a)  well-established securities  dealers or (b) banks that are members of the Federal Reserve System.
Any such dealer or bank will have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's  Corporation,  P1 by Moody's  Investors
Service,  Inc., or the equivalent  rating by the Investment  Manager or relevant
Sub-Adviser.  Series X may enter into  repurchase  agreements with maturities of over seven  days,  provided  that the Series may not invest more than 15% of its net assets in illiquid securities.

Series N and O may enter into  repurchase  agreements  only with (a)  securities dealers  that  have a net  capital  in  excess of  $50,000,000,  are  reasonably leveraged,  and are otherwise  considered as appropriate  entities with which to enter into  repurchase  agreements,  or (b) banks that are  included  on T. Rowe
Price's  list of  established  banks.  To  determine  whether  a dealer  or bank qualifies under these criteria,  T. Rowe Price's Credit Committee will conduct a
thorough   examination   to  determine   that  the   applicable   financial  and
profitability  standards  have  been  met.  Series  N and O will not  under  any circumstances enter into a repurchase agreement of a duration of more than seven business  days if, as a result,  more than 15% of the value of the  Series'  net assets would be so invested or invested in illiquid securities.  Generally,  the
Series  will  not  commit  more  than  50% of its  gross  assets  to  repurchase agreements or more than 5% of its total assets to  repurchase  agreements of any one vendor.

In the  event of a  bankruptcy  or other  default  of a seller  of a  repurchase agreement, the Series could experience both delays in liquidating the underlying securities  and  losses,  including  (a)  possible  decline  in the value of the underlying  security  during the period  while the Series  seeks to enforce  its rights thereto;  (b) possible  subnormal  levels of income and lack of access to income during this period;  and (c) expenses of enforcing its rights.  The Board of Directors of the Fund has  promulgated  guidelines with respect to repurchase agreements.

Certain  Series  may enter  into  reverse  repurchase  agreements  with the same parties  with whom they may enter into  repurchase  agreements.  Under a reverse repurchase  agreement,  the Series would sell securities and agree to repurchase them at a  particular  price at a future  date.  Reverse  repurchase  agreements involve  the risk that the market  value of the  securities  retained in lieu of sale by the Series may decline below the price of the  securities the Series has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase  agreement files for bankruptcy or becomes insolvent,  such buyer or its trustee or receiver  may receive an  extension of time to determine whether to enforce the Series' obligation to repurchase the securities,  and the
Series' use of the proceeds of the reverse repurchase  agreement may effectively be restricted pending such decision.

Certain  Series also may enter into  "dollar  rolls," in which the Series  sells fixed income  securities  for delivery in the current  month and  simultaneously contracts to repurchase  substantially  similar (same type, coupon and maturity)
securities on a specified future date. During the roll period,  the Series would forego  principal  and  interest  paid on such  securities.  The Series would be compensated  by the  difference  between the current sales price and the forward price for the future  purchase,  as well as by the  interest  earned on the cash proceeds of the initial sale.

At the time a Series enters into reverse repurchase  agreements or dollar rolls, it will  segregate  cash or liquid  securities  having a value not less than the repurchase price,  including  accrued interest.  Assets may be segregated by the
Series' custodian,  or on the Series' books.  Reverse repurchase  agreements and dollar rolls will be treated as  borrowings  and will be deducted from a Series'
borrowing limitation.

REAL ESTATE SECURITIES -- Certain Series may invest in equity securities of real estate investment  trusts ("REITs") and other real estate industry  companies or companies with  substantial real estate  investments and therefore,  such Series may be subject to certain risks  associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others:
possible declines in the value of real estate;  possible lack of availability of mortgage funds;  extended vacancies of properties;  risks related to general and local economic  conditions;  overbuilding;  increases in  competition,  property taxes and operating  expenses;  changes in zoning laws; costs resulting from the clean-up  of,  and  liability  to third  parties  for  damages  resulting  from, environmental problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the  Internal  Revenue  Code,  as amended ( the  "Code").  Certain  REITs may be self-liquidating  in that a specific  term of  existence  is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

DEBT OBLIGATIONS -- Yields on short, intermediate,  and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond  markets,  the  size of a  particular  offering,  the  maturity  of the obligation,  and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally  subject to potentially  greater capital  appreciation and depreciation than obligations with shorter  maturities and lower yields. The market prices of debt securities  usually vary,  depending upon available  yields.  An increase in interest rates will generally reduce the value of portfolio  investments,  and a decline in interest rates will generally increase  the value of  portfolio  investments.  The  ability  of the  Series to achieve its investment objectives is also dependent on the continuing ability of the  issuers of the debt  securities  in which the  Series  invest to meet their obligations for the payment of interest and principal when due.

SPECIAL RISKS  ASSOCIATED WITH LOW-RATED AND COMPARABLE  UNRATED DEBT SECURITIES
-- Low-rated and comparable unrated securities,  while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly  speculative with respect to the issuer's capacity to pay interest and repay  principal.  Certain Series may also purchase low rated and comparable unrated  securities  which are in  default  when  purchased.  The  special  risk considerations  in connection with such investments are discussed below. See the
Appendix  of this  Statement  of  Additional  Information  for a  discussion  of securities ratings.

The low-rated and comparable  unrated  securities  market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing  securities typically experience appreciation when interest rates decline and  depreciation  when interest  rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments  to a greater extent than do higher-rated  securities,  which react primarily to fluctuations in the general level of interest rates.  Low-rated and comparable  unrated  securities  also  tend to be  more  sensitive  to  economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than  securities  in the  higher-rated  categories.  During an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged issuers of low-rated and comparable  unrated securities may experience financial  stress and may not have  sufficient  revenues  to meet their  payment obligations.  The issuer's  ability to service its debt  obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The  risk of loss due to  default  by an  issuer  of  low-rated  and
comparable  unrated   securities  is  significantly   greater  than  issuers  of
higher-rated  securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted,  a Series might incur additional expenses to seek  recovery.  Periods  of  economic  uncertainty  and  changes  would also generally  result in increased  volatility in the market prices of low-rated and comparable unrated securities and thus in a Series' NAV.

As  previously  stated,  the value of such a security  will decrease in a rising interest  rate  market  and  accordingly,  so will a  Series'  NAV.  If a Series experiences  unexpected net  redemptions  in such a market,  it may be forced to liquidate  a  portion  of its  portfolio  securities  without  regard  to  their investment  merits.  Due to  the  limited  liquidity  of  high-yield  securities
(discussed  below) a Series may be forced to  liquidate  these  securities  at a substantial  discount.  Any such  liquidation  would reduce a Series' asset base over which  expenses  could be  allocated  and could result in a reduced rate of return for a Series.

Low-rated and comparable unrated securities typically contain redemption,  call, or prepayment  provisions which permit the issuer of such securities  containing such provisions to, at their discretion,  redeem the securities.  During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance  them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance  the  securities or otherwise  redeem  them,  a Series may have to  replace  the  securities  with a lower-yielding security, which would result in a lower return for a Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest  payments of rated securities.  They do not, however,  evaluate the market value risk of low-rated and comparable unrated securities and, therefore,
may  not  fully  reflect  the  true  risks  of  an   investment.   In  addition,
credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the  condition of the issuer that affect the market value  of  the  security.  Consequently,  credit  ratings  are  used  only  as a preliminary  indicator of  investment  quality.  Investments  in  low-rated  and comparable  unrated  securities will be more dependent on the Investment Manager
or  relevant   Sub-Adviser's  credit  analysis  than  would  be  the  case  with investments in  investment-grade  debt  securities.  The  Investment  Manager or relevant  Sub-Adviser  employs  its own  credit  research  and  analysis,  which includes a study of existing debt,  capital  structure,  ability to service debt and to pay  dividends,  the issuer's  sensitivity  to economic  conditions,  its operating history, and the current trend of earnings.  The Investment Manager or relevant Sub-Adviser continually monitors the investments in a Series' portfolio and  carefully  evaluates  whether  to  dispose  of or to retain  low-rated  and comparable  unrated  securities  whose credit ratings or credit quality may have changed.

A Series may have  difficulty  disposing  of certain  low-rated  and  comparable unrated  securities  because  there  may  be a  thin  trading  market  for  such securities.  Because  not all  dealers  maintain  markets in all  low-rated  and comparable unrated  securities,  there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited  number of dealers  or  institutional  investors.  To the extent a secondary  trading market does exist,  it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an  adverse  impact on the market  price of the  security.  As a result,  a Series'  asset value and a Series'  ability to dispose of  particular securities, when necessary to meet a Series' liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain  securities  may also make it more  difficult for the Fund to obtain accurate market  quotations for purposes of valuing a Series.  Market quotations are generally  available on many  low-rated and  comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.  During  periods of thin  trading,  the spread  between  bid and asked  prices is likely to increase  significantly.  In addition,  adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and  liquidity of low-rated  and comparable unrated securities, especially in a thinly-traded market.

Recent  legislation has been adopted and from time to time,  proposals have been discussed  regarding  new  legislation  designed  to  limit  the use of  certain low-rated and comparable  unrated  securities by certain issuers.  An example of legislation is a recent law which requires  federally  insured  savings and loan associations  to divest their  investment  in these  securities  over time.  New legislation could further reduce the market because such legislation, generally, could  negatively  affect the  financial  condition of the issuers of high-yield securities,  and  could  adversely  affect  the  market  in  general.  It is not currently  possible to determine  the impact of the recent  legislation  on this market.  However, it is anticipated that if additional legislation is enacted or proposed,  it  could  have a  material  effect  on the  value of  low-rated  and comparable  unrated  securities and the existence of a secondary  trading market for the securities.

LOAN  PARTICIPATIONS  AND  ASSIGNMENTS.  Certain  Series may invest in fixed and floating rate loans ("Loans")  arranged through private  negotiations  between a corporate or foreign entity and one or more financial institutions  ("Lenders').
Certain Series may also invest in participations in Loans ("Participations") and
assignments   of   portions  of  Loans  from  third   parties   ("Assignments").
Participations   typically   will  result  in  a  Series  having  a  contractual
relationship only with the Lender,  not with the borrower.  The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the  borrower.  In  connection  with  purchasing
Participations, the Series generally will have no right to enforce compliance by the borrower  with the terms of the loan  agreement  relating to the Loan ("Loan
Agreement"),  nor any rights of set-off against the borrower, and the Series may not directly  benefit from any  collateral  supporting  the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general  creditor of the Lender and may not benefit from any
set-off   between  the  Lender  and  the  borrower.   The  Series  will  acquire
Participations  only if the Lender  interpositioned  between  the Series and the borrower is determined by the Investment  Manager or relevant  Sub-Adviser to be creditworthy. Where a Series purchases Assignments from Lenders, the Series will acquire  direct  rights  against  the  borrower  on  the  Loan.  However,  since
Assignments  are  arranged  through  private   negotiations   between  potential
assignees and assignors,  the rights and  obligations  acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than,  those held by the assigning Lender.

A Series may have difficulty  disposing of Assignments and  Participations.  The liquidity  of such  securities  is limited and the Series  anticipate  that such securities  could be sold only to a limited number of  institutional  investors.
The lack of a liquid  secondary market could have an adverse impact on the value of  such  securities  and  on the  Series'  ability  to  dispose  of  particular
Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific  economic  event,  such as a  deterioration  in the creditworthiness  of the  borrower.  The lack of a liquid  secondary  market for
Assignments and  Participations  also may make it more difficult for a Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its NAV.

PUT AND CALL OPTIONS --

WRITING (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder (buyer)
the "right to  purchase"  a  security  or  currency  at a  specified  price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the  expiration  date)  (American  style).  So long as the obligation  of the writer of a call  option  continues,  he may be  assigned  an exercise  notice  by the  broker-dealer  through  whom  such  option  was  sold, requiring him to deliver the underlying  security or currency against payment of the exercise price.  This obligation  terminates upon the expiration of the call option,  or such  earlier  time at which the writer  effects a closing  purchase transaction by repurchasing an option identical to that previously sold.

Certain Series may write (sell)  "covered" call options and purchase  options to close out options  previously  written by the Series.  In writing  covered  call options,  the Series expects to generate  additional premium income which should serve to enhance  the  Series'  total  return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies  which,  in the opinion of the  Investment  Manager or relevant  Sub-Adviser,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.

The Series will write only covered call options. This means that the Series will own the security or currency  subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the exercise  price of the "covered"  option,  or will, for the term of the option,  segregate  cash  or  liquid  securities  having  a value  equal  to the fluctuating market value of the optioned securities or currencies. Assets may be segregated by the Series' custodian, or on the Series' books.

Series  securities  or  currencies  on which call options may be written will be purchased solely on the basis of investment  considerations  consistent with the
Series'  investment  objectives.  The  writing  of  covered  call  options  is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series'  total return.  When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price  increase in the  underlying  security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Series has no control over when it may be required to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Series has written expires,  the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying  security or currency during the option period.  If the call option is exercised,  the Series will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Series will normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium  received is the market  value of an option.  The premium the Series will receive from writing a call option will reflect,  among other  things,  the current market price of the underlying security or currency, the relationship of the exercise price to such market price,  the historical price volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or relevant Sub-Adviser,  in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The  premium  received by the Series for writing covered  call  options  will be  recorded as a  liability  of the  Series.  This liability  will be adjusted daily to the option's  current  market value,  which will be the  latest  sale  price at the time at which  the NAV per  share of the
Series is computed  (close of the NYSE),  or, in the  absence of such sale,  the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Series will realize a profit or loss from a closing purchase  transaction if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Series.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
Certain  Series may write  American  or European  style  covered put options and purchase options to close out options previously written by the Series.

Certain  Series may write put options on a covered  basis,  which means that the
Series would either (i) maintain cash or liquid securities in an amount not less than the exercise price at all times while the put option is  outstanding;  (ii)
sell short the  security  or currency  underlying  the put option at the same or higher price than the  exercise  price of the put option;  or (iii)  purchase an option to sell the underlying  security or currency subject to the option having an exercise  price equal to or greater than the exercise  price of the "covered"
option  at all times  while  the put  option  is  outstanding.  (The  rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure  payment of the  exercise  price.) The Series  would  generally  write covered put options in  circumstances  where the Investment  Manager or relevant
Sub-Adviser  wishes to purchase  the  underlying  security  or currency  for the
Series' portfolio at a price lower than the current market price of the security or  currency.  In such event the Series  would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities or currencies  maintained to cover the exercise  price of the option, this technique  could be used to enhance current return during periods of market uncertainty.  The risk in such a  transaction  would be that the market price of the underlying  security or currency would decline below the exercise price less the  premiums  received.  Such a decline  could be  substantial  and result in a significant loss to the Series. In addition, the Series, because it does not own the specific  securities or  currencies  which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM  RECEIVED  FROM  WRITING  CALL OR PUT  OPTIONS.  A Series will receive a premium from writing a put or call option,  which  increases such Series' return in the event the option expires  unexercised  or is closed out at a profit.  The amount of the premium will reflect,  among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the  volatility  of the  market  price of the  underlying security.  By writing a call option,  a Series limits its  opportunity to profit from any  increase  in the market  value of the  underlying  security  above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required  to purchase  the  underlying  security  for an exercise price  higher  than its then  current  market  value,  resulting  in a potential capital loss if the purchase  price  exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or to permit the sale of the underlying  security or currency.  A Series may  terminate  an option that it has  written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option  written.  A Series will realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option.  In the case of a put option,  any loss so incurred  may be  partially  or entirely  offset by the premium  received  from a  simultaneous  or  subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally reflect  increases  in the market  price of the  underlying  security,  any loss resulting  from the purchase of a call option is likely to be offset in whole or in part by unrealized  appreciation  of the  underlying  security  owned by such
Series.

Furthermore,  effecting  a closing  transaction  will permit the Series to write another  call  option on the  underlying  security  or  currency  with  either a different  exercise  price or expiration  date or both. If the Series desires to sell a  particular  security  or  currency  from its  portfolio  on which it has written a call  option,  or  purchased  a put  option,  it will seek to effect a closing  transaction prior to, or concurrently with, the sale of the security or currency.  There is, of course,  no  assurance  that the Series  will be able to effect such closing  transactions  at a favorable  price.  If the Series  cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to  participate  in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk  of  being  required  to hold  on to  securities  or  currencies  that  are depreciating in value. This could result in higher transaction costs. The Series will pay  transaction  costs in connection  with the writing of options to close out previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS.  Certain Series may purchase  American or European call options.  The Series may enter into  closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Series may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Series for the purpose of acquiring  the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call  options  enables the Series to acquire the  securities  or currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring  the  securities or  currencies  directly.  This technique  may  also be  useful  to a  Series  in  purchasing  a large  block of securities  or  currencies  that  would be more  difficult  to acquire by direct market  purchases.  So long as it  holds  such a call  option  rather  than  the underlying  security or currency itself, the Series is partially  protected from any  unexpected  decline  in the  market  price of the  underlying  security  or currency  and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

The Series may also purchase call options on underlying securities or currencies it owns in order to protect  unrealized gains on call options previously written by it. Call options may also be purchased  at times to avoid  realizing  losses.
For  example,  where  the  Series  has  written a call  option on an  underlying security or currency having a current market value below the price at which such security  or currency  was  purchased  by the Series,  an increase in the market price could result in the exercise of the call option  written by the Series and the  realization of a loss on the underlying  security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS.  Certain Series may purchase  American or European style put options. The Series may enter into closing sale transactions with respect to such options,  exercise  them or permit them to expire.  A Series may purchase a put option on an underlying  security or currency (a "protective  put") owned by the Series as a defensive  technique in order to protect  against an anticipated decline in the value of the  security  or  currency.  Such hedge  protection  is provided  only during the life of the put option when the Series,  as the holder of the put option,  is able to sell the  underlying  security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's  exchange value. The premium paid for the put option and any transaction  costs  would  reduce  any  capital  gain  otherwise  available  for distribution when the security or currency is eventually sold.

A Series may  purchase  put  options at a time when the Series  does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency  it does not own,  the Series  seeks to  benefit  from a decline in the market price of the  underlying  security or currency.  If the put option is not sold when it has  remaining  value,  and if the market  price of the  underlying security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Series will lose its entire  investment  in the put  option.  In order for the  purchase of a put option to be  profitable,  the market price of the  underlying  security or currency must decline  sufficiently below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER  OPTIONS.  Certain  Series may engage in  transactions  involving  dealer options.  Certain risks are specific to dealer  options.  While the Series would look to a clearing  corporation  to  exercise  exchange-traded  options,  if the
Series were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options  generally  have a continuous  liquid  market while dealer  options have none. Consequently,  the Series will generally be able to realize the value of a dealer  option it has  purchased  only by  exercising  it or reselling it to the dealer who issued it.  Similarly,  when the Series  writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering into a closing purchase transaction with the dealer to which the Series originally  wrote the  option.  While the Series  will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer  option at a favorable  price at any time prior to expiration.  Failure by the dealer to do so would result in the  loss of the  premium  paid by the  Series  as well as loss of the  expected benefit of the  transaction.  Until the Series,  as a covered dealer call option writer, is able to effect a closing purchase transaction, it will be required to segregate cash or liquid securities used as cover until the option expires or is exercised.  In the event of insolvency  of the contra  party,  the Series may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Series, the inability to enter into a closing transaction may result in material losses to the Series.  For  example,  since the Series  must  maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has  segregated to secure the position  while it is obligated  under the option  (unless the  securities  are replaced  with similar assets).  This  requirement  may impair the  Series'  ability to sell  portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that  purchased  dealer  options and the assets used to secure the written  dealer  options are illiquid  securities.
The  Series may treat the cover used for  written  OTC  options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined  formula.  In such cases,  the
OTC  option  would  be  considered  illiquid  only  to the  extent  the  maximum repurchase price under the formula exceeds the intrinsic value of the option. To this  extent,  the Series  will treat  dealer  options as subject to the Series'
limitation  on  illiquid  securities.  If the SEC  changes  its  position on the liquidity  of dealer  options,  the Series  will  change its  treatment  of such instruments accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option period, a Series, as writer of a call option has, in return for the  premium  received on the option,  given up the  opportunity  for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of  purchasing  a call or put option is that the Series may lose the  premium it paid plus  transaction  costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction.  If the Series is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and risks  different  from those  associated  with  ordinary  Series securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or relevant  Sub-Adviser to predict correctly movements in the direction of the market  generally  or in the  direction of a  particular  industry.  This requires  different skills and techniques than predicting  changes in the prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index.  If this occurred,  a Series would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed,  might be unable to exercise an option it  purchased,  which would result in substantial losses.

Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore,  a Series bears the risk that the price of the  securities  may not increase as much as the level of the index.  In this event,  the Series  would bear a loss on the call which would not be  completely offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Series'  securities  does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities  and might also  experience a loss in the market value of its securities.

Unless a Series has other  liquid  assets  which are  sufficient  to satisfy the exercise  of a call on the  index,  the Series  will be  required  to  liquidate securities in order to satisfy the exercise.

When a Series  has  written a call on an index,  there is also the risk that the market may decline  between the time the Series has the call  exercised  against it, at a price which is fixed as of the  closing  level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities,  the Investment  Manager or relevant  Sub-Adviser  will not learn that a call has been exercised  until the day following the exercise date,  but, unlike a call on  securities  where  the  Series  would be able to  deliver  the underlying  security  in  settlement,  the  Series  may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Series  exercises  a put option on an index which it has  purchased  before final  determination  of the  closing  index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes  the  exercised  option to fall  "out-of-the-money"  the  Series  will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied by the  applicable  multiplier) to the assigned writer.  Although  the Series may be able to minimize  this risk by  withholding exercise  instructions  until just  before the daily  cutoff  time or by selling rather than  exercising  an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index  options  may be  earlier  than  those  fixed for other  types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Series may enter into financial futures contracts, including stock and bond index,  interest rate and currency futures ("futures or futures  contracts").  A futures  contract  provides  for the future sale by one party  and  purchase  by  another  party of a  specified  amount  of a  specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place  designated at the time the contract is made.  Brokerage fees are incurred when a futures  contract is bought or sold and margin  deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Series purchases or sells a security,  no price would be paid or received by the Series upon the  purchase  or sale of a futures  contract.  Upon entering into a futures contract,  and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a  segregated  account  in the name of the  futures  broker an amount of cash or liquid  securities,  known as "initial margin." In some cases the initial margin may be held by the futures  broker rather than with the Series'  custodian.  The margin  required  for a  particular  futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the exchange  during the term of the  contract.  Futures  contracts  are customarily  purchased  and sold on margins that may range upward from less than
5% of the value of the contract being traded.

Margin is the amount of funds  that must be  deposited  by the  Series  with its custodian  in a  segregated  account  in  the  name  of the  futures  commission merchant,  or directly with the futures  commission  merchant in accordance with
Rule  17f-6  under the  Investment  Company  Act of 1940,  in order to  initiate futures trading and to maintain the Series' open position in futures  contracts.
A margin  deposit is intended to ensure the Series'  performance  of the futures contract.  The margin required for a particular  futures  contract is set by the exchange  on which the  futures  contract  is traded,  and may be  significantly modified  from  time to time by the  exchange  during  the  term of the  futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments,  in practice most futures  contracts are usually  closed out before the  delivery  date.  Closing out an open futures  contract  purchase or sale is effected by  entering  into an  offsetting  futures  contract  purchase or sale, respectively,  for the same aggregate amount of the identical securities and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the Series  realizes a gain; if it is more,  the Series  realizes a loss.  Conversely,  if the  offsetting  sale  price is more  than  the  original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these  calculations.  There can be no  assurance,  however,  that the  Series  will be able to enter into an offsetting  transaction  with  respect to a  particular  futures  contract  at a particular  time.  If the  Series  is not  able  to  enter  into  an  offsetting transaction,  the Series will  continue  to be  required to maintain  the margin deposits on the futures contract.

For  example,  the Standard & Poor's 500 Stock Index is composed of 500 selected common  stocks,  most of which are listed on the NYSE. The S&P 500 Index assigns relative  weightings to the common stocks  included in the Index,  and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x
$150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place.  Instead,  settlement in cash occurs.
Over the life of the contract,  the gain or loss realized by the Fund will equal the  difference  between the  purchase  (or sale) price of the  contract and the price at which the contract is terminated.  For example, if the Fund enters into a futures  contract to buy 500 units of the S&P 500 Index at a specified  future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date,  the Fund will gain  $2,000  (500 units x gain of $4).  If the Fund enters into a futures  contract  to sell 500 units of the  stock  index at a  specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  Upon exercise of the option,  the delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures  contract  is  required  to deposit  margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise  of an  option on a  futures  contract,  the  delivery  of the  futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied  by  delivery  of the  accumulated  balance in the  writer's  margin account.  This amount  will be equal to the amount by which the market  price of the futures contract at the time of exercise exceeds,  in the case of a call, or is less  than,  in the case of a put,  the  exercise  price of the option on the futures contract.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the  Investment  Manager or relevant  Sub-Adviser  serves as adviser or sub-adviser.  Such aggregated orders would be  allocated  among the Series and such other  mutual  funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that Futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes,  and GNMA pass through securities and $1,000,000 for the other designated Futures  contracts.  A public market exists in Futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the NASDAQ 100 Index,  the Value Line  Composite  Index and the New York
Stock Exchange Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the
Investment  Manager or relevant  Sub-Adviser to implement  either an increase or decrease in portfolio market exposure in response to changing market conditions.
Stock index futures  contacts are  currently  traded with respect to the S&P 500
Index and other broad stock market indices,  such as the New York Stock Exchange
Composite Stock Index and the Value Line Composite Stock Index.  The Series may,
however,  purchase or sell  futures  contracts  with respect to any stock index.
Nevertheless, to hedge the Series' portfolio successfully,  the Series must sell futures  contracts  with respect to indexes or subindexes  whose  movements will have a  significant  correlation  with  movements  in the prices of the  Series'
securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies  held or intended to be acquired by the Series.  In this regard,  the
Series could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange rates and purchase  such futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Series may enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively low cost means of  implementing  the Series'  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

VOLATILITY  AND LEVERAGE.  The prices of futures  contracts are volatile and are influenced,  among other things, by actual and anticipated changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

Most United States futures  exchanges limit the amount of fluctuation  permitted in  futures  contract  prices  during a single  trading  day.  The  daily  limit establishes  the maximum  amount that the price of a futures  contract  may vary either  up or down  from the  previous  day's  settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no  trades  may be made on that day at a price  beyond  that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential losses, because the limit may prevent
the  liquidation  of  unfavorable   positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely high degree of leverage  (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small  price  movement  in a  futures  contract  may  result  in  immediate  and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase,  10% of the value of the futures contract is deposited as margin, a subsequent  10% decrease in the value of the futures  contract would result in a total  loss of the margin  deposit,  before any  deduction  for the  transaction costs,  if the account  were then closed out. A 15%  decrease  would result in a loss equal to 150% of the original margin  deposit,  if the contract were closed out.  Thus,  a purchase  or sale of a futures  contract  may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had  invested in the  underlying  instrument  and sold it after the  decline.
Furthermore,  in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract,  the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Series may elect to close some or all of its futures positions at any time prior to their  expiration.  The Series would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures  positions.  The  Series  may close  its  positions  by taking  opposite positions  which would operate to terminate the Series'  position in the futures contracts.  Final  determinations  of  variation  margin  would  then  be  made, additional  cash would be required to be paid by or released to the Series,  and the Series would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.  Although the Series intends to purchase or sell futures  contracts only on exchanges or boards of trade where there appears to be an  active  market,  there  is no  assurance  that a liquid  market  on an exchange  or  board of trade  will  exist  for any  particular  contract  at any particular  time.  In such  event,  it might not be  possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying instruments,  the
Series would  continue to hold the underlying  instruments  subject to the hedge until the futures  contracts  could be  terminated.  In such  circumstances,  an increase in the price of the underlying instruments,  if any, might partially or completely offset losses on the futures contract.  However,  as described below, there is no guarantee  that the price of the  underlying  instruments  will,  in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments  which are the subject of the hedge.  The Investment
Manager or relevant  Sub-Adviser will,  however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its, judgment,  will have a significant  correlation with movements in the prices of the Series'  underlying instruments sought to be hedged.

Successful use of futures  contracts by the Series for hedging  purposes is also subject to the Investment Manager or relevant Sub-Adviser's ability to correctly predict  movements in the direction of the market. It is possible that, when the
Series has sold futures to hedge its portfolio  against a decline in the market, the index,  indices, or underlying  instruments on which the futures are written might advance and the value of the  underlying  instruments  held in the Series'
portfolio might decline.  If this were to occur,  the Series would lose money on the  futures  and also would  experience  a decline  in value in its  underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series'  portfolio will tend to move in the same direction  as the market  indices  which are  intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series  were to hedge  against the  possibility  of a decline in the market  (adversely  affecting the underlying  instruments held in its portfolio)
and prices instead  increased,  the Series would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures positions.  In addition,  in such situations,  if the  Series  had  insufficient  cash,  it  might  have  to  sell underlying  instruments to meet daily variation margin requirements.  Such sales of underlying  instruments  might be, but would not necessarily be, at increased prices  (which would reflect the rising  market).  The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements,  investors might close futures contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because of the imperfect  correlation  between price movements in the underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  by the  Investment  Manager  or  relevant
Sub-Adviser  might not result in a successful  hedging  transaction  over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS.  The Series may seek to close out an option  position by writing or buying an offsetting  option covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The  Series  will  engage in  transactions  in futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

The Series may not enter into  futures  contracts  or options  thereon  if, with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC  rules,  the sum of the amounts of initial  margin  deposits on the Series'
existing futures and premiums paid for options on futures would exceed 5% of the
NAV of the Series after taking into account  unrealized  profits and  unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Series' use of futures contracts will not result in leverage.  Therefore, to the extent necessary,  in instances  involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series,  an amount of cash or liquid  securities,  equal to the market  value of the futures contracts  and options  thereon  (less any  related  margin  deposits),  will be identified  in an  account  with the  Series'  custodian  or on the books of the
Series to cover the position, or alternative cover will be employed.

In addition,  CFTC regulations may impose  limitations on the Series' ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

FOREIGN  FUTURES  AND  OPTIONS.  Participation  in foreign  futures  and foreign options transactions involves the execution and clearing of trades on or subject to the  rules  of a  foreign  board  of  trade.  Neither  the  National  Futures
Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign law. This is true even if the exchange is formally linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.  Moreover,  such laws or  regulations  will vary depending on the foreign country in which the foreign futures or foreign options transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity  Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange,  including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures  Association or any domestic futures  exchange.
In  particular,  funds  received from the Series for foreign  futures or foreign options  transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign  options  contract and,  therefore,  the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

FORWARD  CURRENCY  CONTRACTS AND RELATED  OPTIONS.  A forward  foreign  currency exchange contract involves an obligation to purchase or sell a specific currency at a future  date,  which may be any  fixed  number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract.
These  contracts  are  principally  traded  in the  interbank  market  conducted directly between currency  traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions  applicable to a Series, a
Series will generally enter into forward  foreign  currency  exchange  contracts under two  circumstances.  First,  when a Series  enters into a contract for the purchase or sale of a security denominated in a foreign currency,  it may desire to "lock in" the U.S.  dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the  relationship  between  the U.S.  dollar and the  subject  foreign currency  during the period  between the date the  security is purchased or sold and the date on which payment is made or received.

Second,  when the Investment Manager or relevant  Sub-Adviser  believes that the currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement against another currency,  including the U.S. dollar, it may enter into a forward  contract  to sell or buy the amount of the former  foreign  currency, approximating  the  value  of some or all of the  Series'  portfolio  securities denominated in such foreign  currency.  Alternatively,  where  appropriate,  the
Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Series may enter into a forward  contract  where the amount of the  foreign  currency  to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more efficient and economical than entering into  separate  forward  contracts  for each  currency  held in the Series.  The precise matching of the forward contract amounts and the value of the securities involved  will  not  generally  be  possible  since  the  future  value  of such securities  in  foreign  currencies  will  change  as a  consequence  of  market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency market  movement is  extremely  difficult,  and the  successful  execution  of a short-term hedging strategy is highly uncertain.

The Series  will also not enter into such  forward  contracts  or maintain a net exposure  to such  contracts  where  the  consummation  of the  contracts  would obligate  the Series to deliver an amount of foreign  currency  in excess of the value of the Series'  portfolio  securities or other assets  denominated in that currency.  The  Series,  however,  in  order to avoid  excess  transactions  and transaction costs, may maintain a net exposure to forward contracts in excess of the  value of the  Series'  portfolio  securities  or other  assets to which the forward  contracts  relate  (including  accrued  interest to the maturity of the forward contract on such securities)  provided the excess amount is "covered" by liquid securities,  denominated in any currency,  at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets  denominated in a single  currency,  or where proxy forwards are used,  securities  denominated in more  than  one  currency.  Under  normal  circumstances,  consideration  of the prospect  for  currency  parities  will be  incorporated  into the  longer  term investment  decisions  made with regard to overall  diversification  strategies.
However,  the Investment  Manager and relevant  Sub-Advisers  believe that it is important to have the  flexibility to enter into such forward  contracts when it determines that the best interests of the Series will be served.

At the maturity of a forward contract,  the Series may either sell the portfolio security  and make  delivery  of the  foreign  currency,  or it may  retain  the security  and  terminate  its  contractual  obligation  to deliver  the  foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.
Accordingly,  it may be necessary  for a Series to purchase  additional  foreign currency  on the spot  market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the
Series is  obligated  to deliver and if a decision is made to sell the  security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security  if its  market  value  exceeds  the  amount of foreign currency  the Series is  obligated to deliver.  However,  as noted,  in order to avoid excessive  transactions  and transaction  costs, the Series may use liquid securities,  denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Series  retains  the  portfolio  security  and  engages in an  offsetting transaction,  the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward  contract  prices.  If the Series engages  in an  offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward prices decline during the period  between the Series  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract for the purchase of the foreign currency,  the Series will realize a gain to the extent the price of the  currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase,  the Series will  suffer a loss to the  extent  the price of the  currency  it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The  Series'  dealing  in  forward  foreign  currency  exchange  contracts  will generally be limited to the transactions  described above.  However,  the Series reserve the right to enter into forward foreign currency contracts for different purposes  and under  different  circumstances.  Of  course,  the  Series are not
required  to  enter  into  forward   contracts  with  regard  to  their  foreign
currency-denominated  securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser.  It also should be realized that this  method of hedging  against a decline  in the value of a currency  does not eliminate  fluctuations in the underlying  prices of the  securities.  It simply establishes  a rate of exchange at a future date.  Additionally,  although  such contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Series value their assets daily in terms of U.S.  dollars,  they do not intend to convert their holdings of foreign  currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency  conversion.  Although  foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference
(the "spread")  between the prices at which they are buying and selling  various currencies.  Thus, a dealer may offer to sell a foreign  currency to a Series at one rate,  while offering a lesser rate of exchange  should the Series desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES  CONTRACTS AND RELATED  OPTIONS.  As noted
above, a currency  futures  contract sale creates an obligation by a Series,  as seller,  to deliver  the amount of  currency  called  for in the  contract  at a specified  future  time for a  specified  price.  A  currency  futures  contract purchase creates an obligation by a Series, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the currency.  Closing out of a currency futures
contract  is  effected  by  entering  into  an   offsetting   purchase  or  sale
transaction.  Unlike a currency futures contract,  which requires the parties to buy and sell  currency on a set date, an option on a currency  futures  contract entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

SWAPS,  CAPS, FLOORS AND COLLARS -- Certain Series may enter into interest rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for any  lawful  purpose  consistent  with  the  Series'  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular  desired  return or spread at a lower cost to the Series  than if the
Series had invested  directly in an instrument  that yielded that desired return or spread.  The Series also may enter into swaps in order to protect  against an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities  that  the  Series  anticipates  purchasing  at a  later  date.  Swap agreements  are  two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to several years.  In a standard
"swap" transaction,  two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular  predetermined  investments or  instruments.  The gross  returns to be exchanged  or  "swapped"  between the parties are calculated with respect to a "notional  amount," i.e., the return on or increase in value of a  particular  dollar  amount  invested at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Series, the obligations of the parties  would be exchanged on a "net basis."  Consequently,  the Series'
obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Series'  obligation  under a swap  agreement  will be accrued  daily (offset against  amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by cash or liquid securities  identified in an account with the Series custodian or on the books of the Series.

Whether a Series' use of swap  agreements  will be successful in furthering  its investment objective will depend, in part, on the Investment Manager or relevant
Sub-Adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed on the Series by the Internal  Revenue Code may limit a Series'  ability to use swap agreements. The swaps market is largely unregulated.

The  Series  will  enter  swap  agreements  only  with  counterparties  that the
Investment Manager or relevant  Sub-Adviser  reasonably  believes are capable of performing under the swap  agreements.  If there is a default by the other party to such a transaction,  the Series will have to rely on its contractual remedies
(which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements  related to the  transaction.  Series E and P will not enter into any swap, cap, floor, collar or other derivative  transaction unless, at the time of entering  into the  transaction,  the  unsecured  long-term  debt  rating of the counterparty,  combined  with any  credit  enhancements,  is rated at least A by
Moody's  or S&P  or  has an  equivalent  rating  from  a  nationally  recognized statistical  rating  organization  or is determined  to be of equivalent  credit quality by the Investment Manager.

SPREAD  TRANSACTIONS -- Certain Series may purchase  covered spread options from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Series  the right to put,  or sell,  a security  that it owns at a fixed  dollar spread or fixed yield spread in relationship to another security that the Series does not  own,  but  which is used as a  benchmark.  The risk to the  Series  in purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there is no  assurance  that closing  transactions will be available.  The purchase of spread options will be used to protect the Series against adverse changes in prevailing  credit quality spreads,  i.e.,  the  yield  spread  between  high  quality  and  lower  quality securities.  Such  protection  is only  provided  during  the life of the spread option.

HYBRID  INSTRUMENTS  -- Hybrid  instruments  combine  the  elements  of  futures contracts  or  options  with  those of debt,  preferred  equity or a  depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity  securities  index.  Hybrid  Instruments  may take a  variety  of  forms, including,  but not limited  to, debt  instruments  with  interest or  principal payments or redemption  terms determined by reference to the value of a currency or commodity  at a future point in time,  preferred  stock with  dividend  rates determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms  related  to a  particular  commodity.  The risks of investing  in  Hybrid  Instruments  reflect  a  combination  of the  risks  from investing in securities,  futures and currencies,  including volatility and lack of  liquidity.  Reference  is made to the  discussion  of  futures  and  forward contracts in this Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency  may  not  move in the  same  direction  or at the  same  time.  Hybrid
Instruments  may bear  interest or pay  preferred  dividends at below market (or even relatively  nominal)  rates. In addition,  because the purchase and sale of
Hybrid  Instruments  could  take  place in an  over-the-counter  market  or in a private  transaction between the Series and the seller of the Hybrid Instrument, the  creditworthiness  of the contract party to the transaction  would be a risk factor which the Series would have to consider.  Hybrid Instruments also may not be subject to regulation of the CFTC,  which generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

LENDING OF  PORTFOLIO  SECURITIES  -- For the  purpose of  realizing  additional income,  certain  of the  Series  may make  secured  loans of Series  securities amounting  to not more than 33 1/3% of its total  assets.  Securities  loans are made to broker/dealers,  institutional  investors,  or other persons pursuant to agreements  requiring  that the loans be  continuously  secured by collateral at least  equal at all  times to the  value of the  securities  lent and  marked to market on a daily basis.  The  collateral  received  will consist of cash,  U.S.
Government  securities,  letters  of credit or such other  collateral  as may be permitted under its investment program. While the securities are being lent, the
Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment of the collateral or a fee from the borrower.  The Series has a right to call each loan and obtain the securities on five business  days' notice or, in connection  with securities  trading on foreign markets,  within such longer period of time which coincides  with the normal  settlement  period for  purchases  and sales of such securities in such foreign  markets.  The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important  vote. The risks in lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional collateral  or in the recovery of the  securities  or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to persons deemed by the Investment  Manager or relevant  Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment  Manager or relevant  Sub-Adviser,  the  consideration to be earned from such loans would justify the risk.

LEVERAGE -- Certain of the Series may use leverage.  Leveraging a Series creates an opportunity  for increased net income but, at the same time,  creates special risk considerations.  For example,  leveraging may exaggerate changes in the NAV of a  Series'  shares  and in the  yield on a Series'  portfolio.  Although  the principal of such borrowings will be fixed, a Series' assets may change in value during the time the  borrowing is  outstanding.  Since any decline in value of a
Series' investments will be borne entirely by the Series'  shareholders (and not by those persons  providing the leverage to the Series),  the effect of leverage in a declining market would be a greater decrease in NAV than if the Series were not so leveraged.  Leveraging will create interest expenses for a Series,  which can exceed the  investment  return from the  borrowed  funds.  To the extent the investment return derived from securities  purchased with borrowed funds exceeds the  interest a Series will have to pay, the Series'  investment  return will be greater than if leveraging were not used.  Conversely,  if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of  leveraging,  the  investment  return  of the  Series  will be  less  than if leveraging were not used.

OTHER  LENDING/BORROWING  -- Subject to approval by the  Securities and Exchange
Commission, Series N and O may make loans to, or borrow funds from, other mutual funds or portfolios of mutual funds  sponsored or advised by T. Rowe Price or T.
Rowe Price International, Inc. The Series have no intention of engaging in these practices at this time.

ZERO COUPON SECURITIES -- Zero coupon securities pay no cash income and are sold at substantial  discounts  from their value at maturity.  When held to maturity, their entire  income,  which  consists of accretion of discount,  comes from the difference  between  the issue price and their  value at  maturity.  Zero coupon securities  are  subject to greater  market  value  fluctuations  from  changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).  Zero coupon  securities which are convertible into common stock offer the  opportunity  for capital  appreciation as increases
(or decreases) in market value, of such securities closely follows the movements in the market value of the  underlying  common  stock.  Zero coupon  convertible securities generally are expected to be less volatile than the underlying common stocks,  as they usually are issued with  maturities of 15 years or less and are issued with options and/or redemption features  exercisable by the holder of the obligation  entitling the holder to redeem the  obligation and receive a defined cash payment.

Zero coupon securities  include securities issued directly by the U.S. Treasury, and U.S.  Treasury  bonds or notes  and their  unmatured  interest  coupons  and receipts for their underlying principal ("coupons") which have been separated by their holder,  typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying  principal (the "corpus")
of the U.S.  Treasury  security.  A number of  securities  firms and banks  have stripped  the  interest  coupons and  receipts and then resold them in custodial receipt  programs with a number of different names,  including  "Treasury Income
Growth  Receipts"  (TIGRSTM) and Certificate of Accrual on Treasuries  (CATSTM).
The underlying U.S.  Treasury bonds and notes  themselves are held in book-entry form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e., unregistered  securities  which are  owned  ostensibly  by the  bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these  certificates  or other  evidences of  ownership  of the U.S.  Treasury securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U. S.  Treasury  has  facilitated  transfers  of  ownership  of zero  coupon securities by accounting  separately for the beneficial  ownership of particular interest coupon and corpus payments on Treasury  securities  through the Federal
Reserve  book-entry  record  keeping  system.  The  Federal  Reserve  program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered  Interest and Principal of Securities."  Under the STRIPS program, the  Series  will be  able  to have  its  beneficial  ownership  of zero  coupon securities recorded directly in the book-entry  recordkeeping  system in lieu of having to hold  certificates  or other  evidences of ownership of the underlying
U.S. Treasury securities.

When U.S.  Treasury  obligations have been stripped of their unmatured  interest coupons  by the  holder,  the  principal  or corpus  is sold at a deep  discount because the buyer  receives  only the right to receive a future fixed payment in the  security  and does not  receive  any  rights to  periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the  corpus and  coupons  may be sold separately.  Typically,  the coupons are sold  separately  or grouped with other coupons with like  maturity  dates and sold bundled in such form.  Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically  identical to the zero coupon  securities  that the Treasury  sells itself.

WHEN-ISSUED  SECURITIES  --  Certain  Series  may  from  time to  time  purchase securities on a "when-issued" basis. At the time the Series makes the commitment to purchase a security on a when-issued  basis,  it will record the  transaction and reflect the value of the security in determining  its NAV. The Series do not believe that NAV or income will be adversely  affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable  securities equal in value to commitments for when-issued securities.

The price of when-issued  securities,  which may be expressed in yield terms, is fixed at the time the  commitment to purchase is made,  but delivery and payment for the  when-issued  securities  take  place  at a later  date.  Normally,  the settlement date occurs within 90 days of the purchase. During the period between purchase  and  settlement  no payment is made by the Series to the issuer and no interest accrues to the Series.  Forward  commitments  involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition  to the risk of decline in value of the Series'  other assets.  While when-issued  securities may be sold prior to the settlement date, the Series  intends to  purchase  such  securities  for the  purpose of actually acquiring them unless a sale appears desirable for investment reasons.

MORTGAGE-BACKED  SECURITIES  --  Mortgage-backed  securities  (MBSs),  including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain  securities issued or guaranteed by the United States Government or one of its agencies or  instrumentalities,  such as the  Government  National
Mortgage  Association (GNMA),  Federal National Mortgage  Association (FNMA), or
Federal Home Loan Mortgage  Corporation  (FHLMC);  securities  issued by private issuers that represent an interest in or are  collateralized by  mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;  and securities  issued by private  issuers that represent an interest in or are  collateralized  by mortgage  loans. A mortgage  pass-through security  is a pro rata  interest  in a pool of  mortgages  where  the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are  obligations  fully  collateralized  by a  portfolio  of  mortgages  or mortgage-related securities.

Certain Series may invest in securities known as "inverse floating obligations,"
"residual interest bonds," and "interest-only"  (IO) and  "principal-only"  (PO)
bonds,  the market  values of which will  generally  be more  volatile  than the market  values  of most  MBSs due to the fact  that  such  instruments  are more sensitive to interest rate charges and to the rate of principal prepayments than are most other MBSs. An inverse floating  obligation is a derivative  adjustable rate security with  interest  rates that adjust or vary  inversely to changes in market  interest rates.  The term "residual  interest" bond is used generally to describe those  instruments  in collateral  pools,  such as CMOs,  which receive excess cash flow generated by the pool once all other  bondholders  and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of  mortgage-backed  bonds to create two classes of securities.  Generally,  one class receives  interest only payments (IO) and the other  class  principal  only  payments  (PO).  MBSs  have been  referred  to as
"derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

Investment in MBSs poses several risks, including prepayment,  market and credit risks.  Prepayment  risk  reflects  the chance that  borrowers  may prepay their mortgages faster than expected,  thereby affecting the investment's average life and perhaps its yield.  Borrowers are most likely to exercise  their  prepayment options  at a  time  when  it is  least  advantageous  to  investors,  generally prepaying  mortgages as interest  rates fall,  and slowing  payments as interest rates rise.  Certain  classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly  sensitive to  prevailing  interest  rates,  the length of time the security is expected to be  outstanding  and the  liquidity  of the issue.  In a period of unstable  interest  rates,  there may be decreased  demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal  prepayments.  They are very  volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these  qualities,  especially those which pay variable rates of interest which adjust  inversely with and more rapidly than  short-term  interest  rates.
Credit risk  reflects  the chance that the Series may not receive all or part of its  principal  because  the  issuer or credit  enhancer  has  defaulted  on its
obligations.   Obligations  issued  by  U.S.   Government-related  entities  are
guaranteed  by  the  agency  or   instrumentality,   and  some,   such  as  GNMA
certificates,  are supported by the full faith and credit of the U.S.  Treasury;
others are  supported  by the right of the issuer to borrow  from the  Treasury;
others, such as those of the FNMA, are supported by the discretionary  authority of the U.S. Government to purchase the agency's  obligations;  still others, are supported only by the credit of the instrumentality.  Although securities issued by U.S.  Government-related  agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private  institutions,  is based on the financial health of those  institutions.  There is no guarantee the
Series'  investment  in MBSs will be  successful,  and the Series'  total return could be adversely affected as a result.

ASSET-BACKED  SECURITIES  --  Asset-backed  securities  directly  or  indirectly represent a  participation  interest  in, or are secured by and payable  from, a stream of payments  generated  by  particular  assets  such as motor  vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial  institution  unaffiliated with the entities issuing the securities.
Asset-backed  securities  may be  classified  as  pass-through  certificates  or collateralized obligations.

Pass-through   certificates  are  asset-backed  securities  which  represent  an undivided  fractional  ownership  interest  in an  underlying  pool  of  assets.
Pass-through certificates usually provide for payments of principal and interest received to be passed  through to their  holders,  usually  after  deduction for
certain  costs  and  expenses  incurred  in  administering  the  pool.   Because
pass-through  certificates  represent  an ownership  interest in the  underlying assets,  the  holders  thereof  bear  directly  the risk of any  defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support."

Asset-backed  securities issued in the form of debt  instruments,  also known as collateralized  obligations,  are  generally  issued  as the  debt of a  special purpose  entity  organized  solely  for the  purpose of owning  such  assets and issuing such debt.  Such assets are most often trade,  credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and  any  credit  support  provided.  As a  result,  although  payments  on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit
Support"),  the  issuing  entities  are  unlikely to have  sufficient  assets to satisfy their obligations on the related asset-backed securities.

METHODS OF ALLOCATING CASH FLOWS. While many asset-backed  securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Multiple class  asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing credit support. This is accomplished  typically through creation of one or more  classes  whose  right to  payments on the  asset-backed security is made  subordinate  to the right to such  payments  of the  remaining class or classes.  See "Types of Credit Support."  Second,  multiple classes may permit the issuance of securities  with payment  terms,  interest rates or other characteristics  differing  both from  those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed  securities
entitling  the  holder  to  disproportionate   interests  with  respect  to  the
allocation of interest and principal of the assets  backing the  security),  and securities  with a class or  classes  having  characteristics  which  mimic  the characteristics of non-asset-backed  securities, such as floating interest rates
(i.e.,  interest  rates  which  adjust  as a  specified  benchmark  changes)  or scheduled amortization of principal.

Asset-backed  securities in which the payment  streams on the underlying  assets are allocated in a manner  different than those described above may be issued in the  future.  The  Series  may invest in such  asset-backed  securities  if such investment is otherwise  consistent with its investment  objectives and policies and with the investment restrictions of the Series.

TYPES OF CREDIT SUPPORT.  Asset-backed  securities are often backed by a pool of assets  representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities  may contain  elements of credit  support.  Such credit support falls into two classes:  liquidity  protection and protection against ultimate default by an obligor  on the  underlying  assets.  Liquidity  protection  refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled  payments on the  underlying  pool are made in a timely fashion.  Protection  against  ultimate  default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third  parties,  through  various means of structuring  the  transaction or through a combination of such  approaches.  Examples of asset-backed  securities with credit  support  arising out of the  structure of the  transaction  include
"senior-subordinated  securities"  (multiple class asset-backed  securities with certain  classes  subordinate  to other  classes as to the payment of  principal thereon,  with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed  securities that have
"reserve Portfolios" (where cash or investments, sometimes funded from a portion of the initial  payments on the underlying  assets,  are held in reserve against future  losses) or that have been  "over  collateralized"  (where the  scheduled payments on, or the principal  amount of, the  underlying  assets  substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based  generally on historical  information  respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed  security.
Additionally,  if the letter of credit is  exhausted,  holders  of  asset-backed securities may also experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

AUTOMOBILE  RECEIVABLE  SECURITIES.  Asset-Backed  Securities  may be  backed by receivables from motor vehicle  installment sales contracts or installment loans
secured  by  motor  vehicles   ("Automobile   Receivable   Securities").   Since
installment  sales  contracts for motor  vehicles or  installment  loans related thereto  ("Automobile  Contracts")  typically  have shorter  durations and lower incidences  of  prepayment,  Automobile  Receivable  Securities  generally  will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile  Receivable Securities create an enforceable interest in their  respective  Automobile  Contracts  only by filing a financing statement  and by having the  servicer  of the  Automobile  contracts,  which is usually the originator of the Automobile  Contracts,  take custody  thereof.  In such circumstances, if the servicer of the Automobile Contracts were to sell the same  Automobile  Contracts to another party, in violation of its obligation not to do so,  there is a risk that such  party  could  acquire an  interest  in the
Automobile  Contracts  superior to that of the holders of Automobile  Receivable
Securities. Also although most Automobile Contracts grant a security interest in the motor  vehicle  being  financed,  in most states the security  interest in a motor vehicle must be noted on the certificate of title to create an enforceable security  interest against  competing claims of other parties.  Due to the large number of vehicles involved,  however,  the certificate of title to each vehicle financed,  pursuant  to  the  Automobile  Contracts  underlying  the  Automobile
Receivable  Security,  usually is not amended to reflect the  assignment  of the seller's  security  interest  for the benefit of the  holders of the  Automobile
Receivable  Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support payments on the securities.  In addition,  various state and federal securities laws give the motor  vehicle  owner the right to assert  against the holder of the owner's
Automobile Contract certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce  payments on the
Automobile Receivable Securities.

CREDIT CARD  RECEIVABLE  SECURITIES.  Asset-Backed  Securities  may be backed by receivables  from  revolving  credit card  agreements  ("Credit Card  Receivable
Securities").  Credit balances on revolving credit card agreements  ("Accounts")
are generally paid down more rapidly than are Automobile Contracts.  Most of the
Credit Card Receivable Securities issued publicly to date have been Pass-Through
Certificates.  In order to  lengthen  the  maturity  of Credit  Card  Receivable
Securities,  most such  securities  provide for a fixed period during which only interest payments on the underlying  Accounts are passed through to the security holder and  principal  payments  received on such  Accounts are used to fund the transfer to the pool of assets  supporting  the related  Credit Card  Receivable
Securities  of  additional  credit card charges made on an Account.  The initial fixed period usually may be shortened  upon the  occurrence of specified  events which signal a potential  deterioration in the quality of the assets backing the security,  such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable  Securities thus depends upon the continued  generation of  additional  principal  amounts in the underlying  accounts  during  the  initial  period  and  the  non-occurrence  of specified  events.  An acceleration  in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account  may be  transferred  to the pool of assets  supporting  the  related
Credit Card  Receivable  Security  could  shorten the weighted  average life and yield of the Credit Card Receivable Security.

Credit  cardholders  are  entitled  to the  protection  of a number of state and federal  consumer  credit laws, many of which give such holders the right to set off certain amounts against  balances owed on the credit card,  thereby reducing
amounts  paid  on  Accounts.  In  addition,   unlike  most  other  Asset  Backed
Securities, Accounts are unsecured obligations of the cardholder.

GUARANTEED  INVESTMENT  CONTRACTS ("GICS") -- Certain Series may invest in GICs.
When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance  company's  general  account.  The  insurance  company then credits guaranteed  interest to the deposit  fund on a monthly  basis.  The GICs provide that this guaranteed  interest will not be less than a certain minimum rate. The insurance  company may assess  periodic  charges  against a GIC for expenses and service  costs  allocable to it, and the charges will be deducted from the value of the deposit  fund.  Series C may invest only in GICs that have  received  the requisite  ratings by one or more  NRSROs.  Because a Series may not receive the principal amount of a GIC from the insurance  company on 7 days' notice or less, the GIC is considered an illiquid  investment.  In determining average portfolio maturity,  GICs will be deemed to have a  maturity  equal to the  period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED  SECURITIES  -- Restricted  securities  may be sold only in privately negotiated  transactions  or in a  public  offering  with  respect  to  which  a registration  statement is in effect under the Securities Act of 1933 (the "1933
Act"). Where registration is required, the Series may be obligated to pay all or part of the registration  expenses and a considerable  period may elapse between the time of the  decision  to sell and the time the Series may be  permitted  to sell a security  under an effective  registration  statement.  If, during such a period,  adverse market  conditions  were to develop,  the Series might obtain a less  favorable  price  than  prevailed  when it  decided  to  sell.  Restricted securities  will be  priced  at fair  value as  determined  in  accordance  with procedures prescribed by the Board of Directors.  If through the appreciation of restricted  securities or the  depreciation  of  unrestricted  securities or the depreciation of liquid securities, the Series should be in a position where more than the  percentage of its net assets  permitted  under the  respective  Series
operating  policy  are  invested  in  illiquid  assets,   including   restricted
securities, the Series will take appropriate steps to protect liquidity.

The Series may purchase  securities which while privately  placed,  are eligible for  purchase  and sale under Rule 144A  under the 1933 Act.  This rule  permits certain  qualified  institutional  buyers,  such  as the  Series,  to  trade  in privately placed securities even though such securities are not registered under the 1933  Act.  The  Investment  Manager  or  relevant  Sub-Adviser,  under  the supervision of the Fund's Board of Directors,  will consider whether  securities purchased  under  Rule  144A  are  illiquid  and  thus  subject  to the  Series'
restriction on investment of its assets in illiquid securities.  A determination of  whether a Rule 144A  security  is liquid or not is a  question  of fact.  In making this determination,  the Investment Manager or relevant  Sub-Adviser will consider the trading  markets for the specific  security taking into account the unregistered nature of a Rule 144A security.  In addition the Investment Manager or relevant  Sub-Adviser  could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers,  (3) dealer undertakings to make a market,  and (4) the nature of the security and of  marketplace  trades (e.g., the time needed to dispose of the security,  the method of soliciting offers and the  mechanics of  transfer).  The  liquidity of Rule 144A  securities  would be monitored, and if as a result of changed conditions it is determined that a Rule
144A security is no longer liquid,  the Series' holdings of illiquid  securities would be reviewed to determine  what, if any,  steps are required to assure that the Series does not invest more than permitted in illiquid securities. Investing in Rule 144A  securities  could have the effect of increasing  the amount of the
Series' assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WARRANTS --  Investment  in warrants  is pure  speculation  in that they have no voting rights,  pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  basically are options to purchase equity  securities at a specific price valid for a specific period of time. They do not  represent  ownership of the  securities  but only the right to buy them.
Warrants  differ from call options in that  warrants are issued by the issuer of the security which may be purchased on their exercise,  whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily  move parallel to the prices of the  underlying  securities,  and a warrant  ceases to have value if it is not exercised prior to its expiration date.

CERTAIN RISKS OF FOREIGN INVESTING --

BRADY  BONDS.  Certain  Series  may  invest  in  "Brady  Bonds,"  which are debt restructurings  that provide for the exchange of cash and loans for newly issued bonds.  Brady Bonds are  securities  created  through  the  exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt  restructuring  under a debt restructuring plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady.
Brady Bonds have been issued by the governments of Argentina,  Brazil, Bulgaria,
Costa Rica, Dominican Republic,  Ecuador, Jordan, Mexico, Nigeria, Panama, Peru,
The  Philippines,  Uruguay,  Venezuela,  and are  expected to be issued by other emerging market  countries.  Approximately  $150 billion in principal  amount of
Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only  recently  and,  accordingly,  do not have a long  payment history.  Brady Bonds may be collateralized or  uncollateralized,  are issued in various  currencies  (primarily the U.S.  dollar) and are actively traded in the secondary  market for Latin American debt. The Salomon Brothers Brady Bond Index provides a  benchmark  that can be used to compare  returns of  emerging  market
Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Series P may invest only in  collateralized  bonds  denominated in U.S. dollars.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds  or  floating  rate  discount  bonds,  are  collateralized  in  full as to principal by U.S.  Treasury  zero coupon  bonds having the same  maturity as the bonds.  Interest payments on such bonds generally are  collateralized by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of rolling  interest  payments  or, in the case of floating  rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING  COUNTRIES.  Certain  Series may invest in debt  securities in emerging markets.  Investing in securities in emerging countries may entail greater risks than investing in debt  securities in developed  countries.  These risks include
(i) less social,  political and economic stability;  (ii) the small current size of the markets for such  securities and the currently low or nonexistent  volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii)  certain  national  policies  which  may  restrict  a  Series'  investment opportunities,  including  restrictions  on  investment in issuers or industries deemed  sensitive  to national  interests;  (iv) foreign  taxation;  and (v) the absence of  developed  structures  governing  private or foreign  investment  or allowing for judicial redress for injury to private property.  Sovereign debt of emerging countries may be in default or present a greater risk of default.

POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S.  companies may entail additional risks due to the potential political and economic  instability
of  certain   countries  and  the  risks  of   expropriation,   nationalization,
confiscation  or the  imposition of  restrictions  on foreign  investment and on
repatriation  of  capital  invested.   In  the  event  of  such   expropriation,
nationalization  or other  confiscation by any country,  a Series could lose its entire investment in any such country.

An investment in a Series which invests in non-U.S.  companies is subject to the political and economic risks  associated with  investments in emerging  markets.
Even though  opportunities  for  investment may exist in emerging  markets,  any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence  over  those  countries,  may halt the  expansion  of or  reverse  the
liberalization  of  foreign  investment   policies  now  occurring  and  thereby
eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented by the  securities  purchased by the Series.  The claims of property owners against those governments were never finally settled.  There can be no  assurance  that any property  represented  by  securities  purchased by a
Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial  portion of its investments in such countries.  The Series'  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal  minorities  that  advocate  radical  religious or  revolutionary philosophies or support ethnic independence. Any disturbance on the part of such
individuals   could  carry  the  potential  for   wide-spread   destruction   or
confiscation  of property  owned by  individuals  and  entities  foreign to such country and could cause the loss of the Series' investment in those countries.

FOREIGN   INVESTMENT   RESTRICTIONS.   Certain  countries   prohibit  or  impose
substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Series. As illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds of  securities  sales by foreign  investors.  A Series could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION.  Foreign
companies  are subject to  accounting,  auditing  and  financial  standards  and requirements that differ, in some cases significantly,  from those applicable to
U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a  company  may not  reflect  its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting  principles.  Most of the  securities  held by the Series will not be registered  with the SEC or  regulators  of any  foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available  information  concerning foreign issuers of securities held by the Series than is available  concerning  U.S.  issuers.  In instances where the financial  statements  of an issuer  are not deemed to  reflect  accurately  the
financial   situation  of  the  issuer,  the  Investment  Manager  and  relevant
Sub-Adviser  will take  appropriate  steps to evaluate the proposed  investment, which  may  include  on-site  inspection  of the  issuer,  interviews  with  its management and consultations  with accountants,  bankers and other  specialists.
There  is  substantially  less  publicly  available  information  about  foreign companies than there are reports and ratings published about U.S.  companies and the U.S. Government.  In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

CURRENCY FLUCTUATIONS.  Because a Series, under normal circumstances, may invest substantial  portions of its total assets in the  securities of foreign  issuers which are  denominated  in foreign  currencies,  the strength or weakness of the
U.S. dollar against such foreign currencies will account for part of the Series'
investment  performance.  A  decline  in the  value of any  particular  currency against  the U.S.  dollar will cause a decline in the U.S.  dollar  value of the
Series' holdings of securities denominated in such currency and, therefore, will cause an overall  decline in the Series' NAV and any net  investment  income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

The rate of exchange  between the U.S. dollar and other currencies is determined by several  factors  including the supply and demand for particular  currencies, central bank efforts to support particular currencies,  the movement of interest rates,  the pace of business  activity in certain other  countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Series values its assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.  The Series will do so from time to time,  and investors  should be aware of the costs of currency conversion.  Although foreign exchange dealers do not  charge  a fee for  conversion,  they  do  realize  a  profit  based  on the difference  ("spread")  between  the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign currency to the
Series at one rate,  while offering a lesser rate of exchange  should the Series desire to sell that currency to the dealer.

ADVERSE MARKET  CHARACTERISTICS.  Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned  thereon.  The inability of the Series to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result in losses to the  Series  due to subsequent  declines in value of the  portfolio  security  or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment Manager or relevant  Sub-Adviser will consider such difficulties when determining the allocation of the Series' assets.

NON-U.S.  WITHHOLDING  TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

INVESTMENT AND REPATRIATION  RESTRICTIONS.  Foreign investment in the securities markets of certain  foreign  countries is  restricted  or  controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such  countries  and  may  increase  the  costs  and  expenses  of a  Series.
Investments  by foreign  investors are subject to a variety of  restrictions  in many  developing  countries.  These  restrictions  may  take  the  form of prior governmental  approval,  limits  on the  amount  or type of  securities  held by foreigners, and limits on the types of companies in which foreigners may invest.
Additional  or  different  restrictions  may be  imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment  income and capital from several foreign  countries is restricted and controlled  under  certain  regulations,  including  in some  cases the need for certain  government  consents.  These  restrictions  may in the  future  make it undesirable to invest in these countries.

MARKET CHARACTERISTICS.  Foreign securities may be purchased in over-the-counter markets or on stock  exchanges  located in the countries in which the respective principal offices of the issuers of the various securities are located,  if that is the best  available  market.  Foreign  stock  markets  are  generally  not as developed or efficient  as, and may be more volatile  than,  those in the United
States.  While growing in volume,  they usually have  substantially  less volume than U.S. markets and a Series' portfolio securities may be less liquid and more volatile than securities of comparable  U.S.  companies.  Equity  securities may
trade  at   price/earnings   multiples  higher  than  comparable  United  States
securities and such levels may not be sustainable.  Fixed commissions on foreign stock  exchanges  are generally  higher than  negotiated  commissions  on United
States exchanges,  although a Series will endeavor to achieve the most favorable net results on its portfolio  transactions.  There is generally less  government supervision  and  regulation  of foreign  stock  exchanges,  brokers  and listed companies  than  in  the  United  States.  Moreover,  settlement  practices  for transactions  in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

INFORMATION  AND  SUPERVISION.   There  is  generally  less  publicly  available
information about foreign  companies  comparable to reports and ratings that are published  about  companies in the United  States.  Foreign  companies  are also generally not subject to uniform  accounting,  auditing and financial  reporting standards,  practices and requirements  comparable to those applicable to United
States companies.

COSTS.  Investors  should  understand  that the expense ratio of the Series that invest in  foreign  securities  can be  expected  to be higher  than  investment companies  investing in domestic  securities  since the cost of maintaining  the custody of foreign  securities  and the rate of advisory fees paid by the Series are higher.

OTHER.  With respect to certain  foreign  countries,  especially  developing and emerging  ones,  there is the  possibility  of adverse  changes in investment or
exchange   control   regulations,   expropriation   or  confiscatory   taxation,
limitations on the removal of funds or other assets of the Series,  political or social instability, or diplomatic developments which could affect investments by
U.S. persons in those countries.

EASTERN EUROPE.  Changes occurring in Eastern Europe and Russia today could have long-term  potential  consequences.  As restrictions  fail, this could result in
rising  standards  of  living,   lower  manufacturing  costs,  growing  consumer
spending, and substantial economic growth. However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.  Political and economic  reforms  are too  recent  to  establish  a  definite  trend  away from centrally-planned economies and state owned industries. In many of the countries of Eastern  Europe and Russia,  there is no stock  exchange or formal market for
securities.   Such  countries  may  also  have  government   exchange  controls,
currencies  with  no  recognizable  market  value  relative  to the  established currencies of western  market  economies,  little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure  to handle such  trading,  and a legal  tradition  which does not recognize  rights in private  property.  In addition,  these  countries may have national  policies which restrict  investments in companies  deemed sensitive to the country's national interest.  Further, the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of the Series'  assets  invested in such  countries and these  authorities  may not qualify as a foreign  custodian  under the  Investment  Company  Act of 1940 and exemptive relief from such Act may be required.  All of these considerations are among the factors  which  could cause  significant  risks and  uncertainties  to investment in Eastern Europe and Russia.

INVESTMENT RESTRICTIONS

Each  of  the  Series  operates  within  certain  fundamental  policies.   These
fundamental  policies  may not be changed  without the approval of the lesser of
(i) 67% or more of the Series'  shares present at a meeting of  shareholders  if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the Series' outstanding voting shares.  Other  restrictions  in the form of  operating  policies are subject to change by the  Fund's  Board of  Directors  without  shareholder  approval.  Any investment  restrictions  that involve a maximum  percentage  of  securities  or assets  shall  not be  considered  to be  violated  unless  an  excess  over the percentage  occurs  immediately  after,  and is  caused  by, an  acquisition  of securities or assets of, or borrowing by, the Series. Calculation of the Series'
total assets for compliance  with any of the following  fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional  Information will not include cash collateral held in connection with a Series' securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Series are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of  its  total  assets  in  the  securities  of any  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Series' total assets.  (Fundamental policy number one does not apply to Series G, Series T, or Series Y.)

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect to 75% of the value of the Series'
    total assets,  more than 10% of the outstanding voting securities of any one issuer  would  be held by the  Series  (other  than  obligations  issued  or guaranteed  by the U.S.  Government,  its  agencies  or  instrumentalities).
    (Fundamental  policy  number  two does not apply to  Series G,  Series T, or
    Series Y.)

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that a Series may be considered an  underwriter  within the meaning of the Securities  Act of 1933 in the  disposition of restricted securities.

4.  INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of,
    25% or more of the Series' total assets in a particular industry (other than securities of the of U.S.  Government,  its agencies or  instrumentalities);
    provided  however,  that this  policy does not apply to Series G or Series T which are permitted to invest more than 25% of their respective total assets in a particular industry or group of industries.

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent a Series from  investing in securities or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES  Not to purchase  or sell  physical  commodities,  except that a
    Series may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of a  Series  total  assets  would  be lent to  other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of a Series' total assets.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the Investment Company Act of 1940.

For the purposes of Fundamental  Policies (2) and (4) above,  each  governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the  guarantor.  For the purpose of  Fundamental  Policy (4)
industries are determined by reference to the  classifications of industries set forth in the Fund's semi-annual and annual reports.

OPERATING POLICIES -- The operating policies of the Series are:

1.  LOANS The Series may not lend assets other than securities to other parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Series may not borrow  money or  securities  for any purposes except that  borrowing up to 10% of a Series'  total assets from  commercial banks is permitted for emergency or temporary purposes.

3.  OPTIONS The Series may buy and sell  exchange-  traded and  over-the-counter put and call options, including index options,  securities options, currency options and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value all call and put options  held by a
    Series will not exceed 5% of the Series' total assets.  The Series may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Series may not invest in oil, gas,  mineral  leases or other mineral exploration or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or reorganization,  the Series may not invest in securities of other investment companies, except in compliance with the Investment Company
    Act of 1940 or the  condition of an exemptive  order from the SEC  regarding the purchase of securities of money market funds managed by a Sub-adviser.

6.  CONTROL OF PORTFOLIO  COMPANIES  The Series may not invest in companies  for the purpose of exercising management or control.

7.  SHORT  SALES  The  Series,  except  Series  B and  Series  Z,  may not  sell securities short, unless a Series owns or has the right to obtain securities equivalent  in kind and amount to the  securities  sold short,  and provided that  transactions  in  futures  contracts  and  options  are not  deemed to constitute  selling  securities  short.  Series  B and  Series  Z  may  sell securities  short as described under "Series B (Large Cap Value Series)" and
    "Series Z (Alpha Plus Series," respectively.

8.  MARGIN The Series do not intend to  purchase  securities  on margin,  except that a Series may obtain such  short-term  credits as are  necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9.  LIQUIDITY  The Series  may invest up to 15% of their net assets in  illiquid securities,  which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately  the value at which the Series was valuing the security.

OFFICERS AND DIRECTORS

The management of the Fund's business and affairs is the  responsibility  of the
Board of Directors.  The officers of the Fund manage its  day-to-day  operations and are responsible to the Fund's Board of Directors. The directors and officers of the Fund and their principal occupations for at least the last five years are as follows.  Unless otherwise noted, the address of each officer and director is
One Security Benefit Place, Topeka, Kansas 66636-0001.

NAME,  ADDRESS,  POSITIONS HELD WITH THE FUNDS AND PRINCIPAL  OCCUPATIONS DURING
THE PAST FIVE YEARS

JOHN D. CLELAND* (67)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director

PRINCIPAL  OCCUPATIONS--Senior Vice President,  Security Benefit Group, Inc. and
  Security Benefit Life Insurance Company.  Prior to 2003, Senior Vice President
  and Managing  Member  Representative,  Security  Management  Company,  LLC and
  Director and Vice President, Security Distributors, Inc.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME  SERVED--Chairman  of the Board since  February 2000 and Director since 1991
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

DONALD A. CHUBB, JR.** (56)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Business broker, Griffith & Blair Realtors.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1994
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

PENNY A. LUMPKIN** (63)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--Partner,  Vivian's Gift Shop  (Corporate  Retail);  Vice
  President,  Palmer Companies (Small Business and Shopping Center Development),
  PLB (Real Estate Equipment Leasing),  and Town Crier (Retail).  Prior to 1999,
  Vice President and Treasurer,  Palmer News,  Inc.; Vice  President,  M/S News,
  Inc. and Secretary,  Kansas City Periodicals and prior to 2002, Vice President
  Bellaire   Shopping  Center  (Managing  and  Leasing)  and  Partner,   Goodwin
  Enterprises (Retail).
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1993
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

MARK L. MORRIS, JR.** (69)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
  Former  General  Partner,  Mark Morris  Associates  (Veterinary  Research  and
  Education).
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1991
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

MAYNARD F. OLIVERIUS (59)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
  Health Care.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1998
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

JAMES R. SCHMANK* (50)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
  Management Company, LLC; Director, Security Distributors,  Inc.; Treasurer and
  Director, First Advantage Insurance Agency, Inc.; Director, Security Financial
  Resources,  Inc.;  Vice  President,  Treasurer,  and Director,  First Security
  Benefit Life Insurance and Annuity Company of New York; Senior Vice President,
  Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--President since February, 2000 and Director since 1997
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

TERRY A. MILBERGER (55)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
  Security  Management  Company,  LLC; Senior Vice President,  Security  Benefit
  Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1982

AMY J. LEE (41)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL  OCCUPATIONS--Secretary,  Security Management Company, LLC; Secretary,
  Security Distributors, Inc.; Secretary First Advantage Insurance Agency, Inc.;
  Secretary,  Security Financial  Resources  Collective  Investments,  LLC; Vice
  President, Associate General Counsel and Assistant Secretary, Security Benefit
  Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1987

BRENDA M. HARWOOD (39)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
  Management  Company,  LLC;  Assistant Vice President,  Security Benefit Group,
  Inc. and Security Benefit Life Insurance Company, Vice President and Director,
  Security Distributors, Inc.
TERM OF  OFFICE--Until  the next annual meeting or until their  successors shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

CINDY L. SHIELDS (35)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President  - Head of Equity  Management,  Security
  Management  Company,  LLC,  Security Benefit Group,  Inc. and Security Benefit
  Life Insurance Company.
TERM OF  OFFICE--Until  the next annual meeting or until their  successors shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

STEVEN M. BOWSER (43)
---------------------
(Birth Date:  February 11, 1960)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management Company, LLC; Vice President and Senior Portfolio Manager, Security
  Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

JAMES P. SCHIER (45)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management  Company,  LLC,  Security Benefit Group,  Inc. and Security Benefit
  Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1998.

CHRISTOPHER D. SWICKARD (37)
----------------------------
(Birth Date: October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
  Secretary and Director,  Security Benefit Academy, Inc.; Second Vice President
  and Assistant Counsel,  Security Benefit Group, Inc. and Security Benefit Life
  Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1996.

CHRISTOPHER L. PHALEN (32)
--------------------------
(Birth Date:  November 9, 1970)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security
  Management Company, LLC., Security Benefit Life Insurance Company and Security
  Benefit Group, Inc.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 2002.

 *These  directors are deemed to be "interested  persons" of the Funds under the
  Investment Company Act of 1940, as amended,  by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Funds'  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.

The  officers  of the Fund hold  identical  offices  in the  other  Funds in the
Security Group of Funds, with the exceptions noted below.  Other than his or her position with SBL Fund:  Mr.  Milberger,  and Ms. Shield are Vice  Presidents of
Security  Equity Fund®;  Mr. Schier is a Vice President only of Security  Equity
Fund and Security Mid Cap Growth Fund;  and Mr. Bowser is a Vice  President only of Security  Income Fund®.  The directors of the Fund are also directors of each of the  other  Funds  in the  Security  Group  of  Funds.  See the  table  under
"Investment  Management," for positions held by such persons with the Investment
Manager.  Ms.  Lee is also  Secretary  and Ms.  Harwood  is Vice  President  and
Director of Security Distributors, Inc. ("SDI").

COMMITTEES

The Board of Directors has an Audit  Committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the  handling  by Security  Management  Company,  LLC of the  accounting functions for the Funds. The Audit Committee currently consists of Messrs. Chubb and Morris and Ms.  Lumpkin.  The Audit  Committee held two meetings  during the fiscal year ended September 30, 2002.

REMUNERATION OF DIRECTORS AND OTHERS

The Fund pays each of its directors,  except those directors who are "interested persons"  of the Fund,  an annual  retainer  of $12,500  and a fee of $3,500 per meeting,  plus reasonable  travel costs, for each meeting of the board attended.
The Fund pays a fee of $2,000 per meeting and  reasonable  travel costs for each meeting of the Fund's audit  committee  attended by those directors who serve on the  committee.  The meeting fee  (including  the Audit  Committee  meeting) and travel costs are paid proportionately by each of the seven registered investment
companies  to  which  the  Adviser   provides   investment   advisory   services
(collectively, the "Security Fund Complex") based on the Fund's net assets. Such fees and travel costs are paid by the Fund pursuant to the Fund's Administrative
Services Agreement dated April 1, 1987, as amended.

The Fund does not pay any fees to, or reimburse  expenses of, its  Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors  during its fiscal year ended  December 31,
2002,  and the  aggregate  compensation  paid to  each of the  Directors  during calendar year 2002 by the Security Fund Complex are set forth below. Each of the
Directors is a director of each of the other registered  investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------
                                                                          TOTAL
                                          PENSION OR                   COMPENSATION
                                          RETIREMENT      ESTIMATED      FROM THE
                                          BENEFITS         ANNUAL      SECURITY FUND
                          AGGREGATE       ACCRUED AS      BENEFITS       COMPLEX,
NAME OF DIRECTOR        COMPENSATION     PART OF FUND       UPON        INCLUDING
OF THE FUND             FROM SBL FUND      EXPENSES      RETIREMENT      THE FUND
------------------------------------------------------------------------------------
Donald A. Chubb, Jr.       $21,450            $0             $0          $42,900
John D. Cleland                  0             0              0                0
Penny A. Lumpkin            21,450            $0             $0          $42,900
Mark L. Morris, Jr.         21,450            $0             $0          $42,900
Maynard Oliverius           15,525             0              0           37,300
James R. Schmank                 0             0              0                0
------------------------------------------------------------------------------------

Security Management Company,  LLC compensates its officers and directors who may also serve as officers or directors of the Fund.  On March 14, 2003,  the Fund's officers  and  directors  (as a group)  beneficially  owned  less than 1% of the outstanding shares of the Fund.

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2002, the directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the directors in the dollar ranges set forth below:

-------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR
                                                                          RANGE OF EQUITY
                                                                            SECURITIES IN
                                                                           ALL REGISTERED
                                                                             INVESTMENT
                                                                           COMPANIES OVER-
                                                                           SEEN BY DIRECTOR
                                                     DOLLAR RANGE OF        IN FAMILY OF
NAME OF                                             EQUITY SECURITIES        INVESTMENT
DIRECTOR             NAME OF FUND                        IN FUND             COMPANIES
-------------------------------------------------------------------------------------------
Donald A.        Security Equity Fund,                                            over
Chubb, Jr.        Select 25 Series                   $10,001-$50,000            $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Equity Series                      $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                      $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Income Fund,
                  Diversified Income Series             $1-$10,000
                 --------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
                 --------------------------------------------------------------------------
                 Security Mid Cap Growth Fund        $10,001-$50,000
                 --------------------------------------------------------------------------
                 SBL Fund, Large Cap Value Fund         $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund
                  Small Cap Growth Series               $1-$10,000
                 --------------------------------------------------------------------------
                 SBL Fund, Large Cap Value Series       $1-$10,000
                 --------------------------------------------------------------------------
                 SBL Fund, Social Awareness
                  Series                                $1-$10,000
                 --------------------------------------------------------------------------
                 SBL Fund, Equity Series             $10,001-$50,000
-------------------------------------------------------------------------------------------
Penny A.         Security Equity Fund,                                          $50,001-
Lumpkin           Select 25 Series                      $1-$10,000              $100,000
                 --------------------------------------------------------------------------
                 Security Mid Cap Growth Fund           $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Equity Series                      $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Municipal
                  Bond Fund                             $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                      $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Income Fund,
                  Diversified Income Series             $1-$10,000
                 --------------------------------------------------------------------------
                 Security Large Cap Value Fund          $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Mid Cap Value Series                  $1-10,000
                 --------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
                 --------------------------------------------------------------------------
                 SBL Fund, Large Cap
                  Value Series                          $1-$10,000
-------------------------------------------------------------------------------------------
Mark L.          Security Income Fund,                                            Over
Morris, Jr.       Diversified Income Series           $10,001-$50,000           $100,000
                 --------------------------------------------------------------------------
                 Security Mid CapGrowth Fund         $50,001-$100,000
-------------------------------------------------------------------------------------------
Maynard          SBL Fund, Small Cap                                               Over
Oliverius         Value Series                       $50,001-$100,000           $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Select 25 Series                    $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Income Fund,
                  Capital Preservation Series         Over $100,000
-------------------------------------------------------------------------------------------

The following  directors who are "interested  persons" of the Funds beneficially owned  shares  of the  Funds in the  dollar  ranges  set  forth  below  and also beneficially  owned  shares of other  mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

-------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR
                                                                          RANGE OF EQUITY
                                                                            SECURITIES IN
                                                                           ALL REGISTERED
                                                                             INVESTMENT
                                                                           COMPANIES OVER-
                                                                           SEEN BY DIRECTOR
                                                     DOLLAR RANGE OF        IN FAMILY OF
NAME OF                                             EQUITY SECURITIES        INVESTMENT
DIRECTOR             NAME OF FUND                        IN FUND             COMPANIES
-------------------------------------------------------------------------------------------
James R.         Security Equity Fund,
Schmank           Equity Series                       Over $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                       Over $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Large Cap Growth Series               $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Select 25 Series                   $50,001-$100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                 Small Cap Growth Series             $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Mid Cap Growth Fund         Over $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Mid Cap Value Series                Over $100,000
                 --------------------------------------------------------------------------
                 Security Equtiy Fund,
                  Technology Series                     $1-$10,000
                 --------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
                 --------------------------------------------------------------------------
                 Security Municipal Bond Fund           $1-$10,000
-------------------------------------------------------------------------------------------
John D.          Security Equity Fund,                                            Over
Cleland           Equity Series                      $10,001-$50,000           $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Select 25 Series                   $50,001-$100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Mid Cap Value Series                Over $100,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Global Series                      $10,000-$50,000
                 --------------------------------------------------------------------------
                 Security Cash Fund                     $1-$10,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Technology Series                  $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Equity Fund,
                  Small Cap Growth Series            $10,001-$50,000
                 --------------------------------------------------------------------------
                 Security Large Cap Value Fund          $1-$10,000
                 --------------------------------------------------------------------------
                 Security Mid Cap Growth Fund        $10,001-$50,000
-------------------------------------------------------------------------------------------

SALE AND REDEMPTION OF SHARES

Shares  of the Fund are sold and  redeemed  at their NAV next  determined  after receipt of a purchase or  redemption  order.  No sales or  redemption  charge is made.  The value of shares  redeemed may be more or less than the  shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.  Payment  for shares  redeemed  will be made as soon as  practicable after receipt,  but in no event later than seven days after tender,  except that the Fund may suspend the right of  redemption  during any period when trading on the NYSE is  restricted  or such  Exchange is closed for other than  weekends or holidays,  or any  emergency is deemed to exist by the  Securities  and Exchange
Commission.

INVESTMENT MANAGEMENT

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit Place,  Topeka,  Kansas,  serves as investment  adviser to the Fund. The
Investment  Manager  also acts as  investment  adviser to the  following  mutual funds:  Security Equity Fund®,  Security Large Cap Value Fund (formerly Security
Growth and Income Fund®),  Security Mid Cap Growth Fund (formerly Security Ultra
Fund),  Security Income Fund®,  Security Cash Fund, and Security  Municipal Bond
Fund.

The Investment  Manager is controlled by its members,  SBL and Security  Benefit
Group, Inc. ("SBG").  SBG is an insurance and financial services holding company wholly-owned by Security  Benefit Life Insurance  Company,  One Security Benefit
Place, Topeka, Kansas 66636-0001.  Security Benefit Life, a stock life insurance company and  incorporated  under the laws of Kansas,  is  controlled by Security
Benefit Corp.  ("SBC").  SBC is wholly-owned by Security Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders.

The  Investment  Manager  serves  as  investment  adviser  to the Fund  under an
Investment Advisory Contract which was approved by the Fund's Board of Directors on November  30, 1999 and was approved by  shareholders  on January 26, 2000 and which  became  effective on January 27,  2000.  The  contract may be  terminated without  penalty at any time by either party on 60 days'  written  notice and is automatically terminated in the event of its assignment.

Pursuant to the Investment  Advisory Contract,  the Investment Manager furnishes
investment  advisory,  statistical  and  research  facilities,   supervises  and
arranges  for the  purchase and sale of  securities  on behalf of the Fund,  and provides  for the  compilation  and  maintenance  of records  pertaining  to the investment  advisory  function.  For such services,  the  Investment  Manager is entitled  to  receive  compensation  on an  annual  basis  equal to 0.75% of the average  net assets of Series A,  Series B, Series E, Series H, Series J, Series
P, Series S, Series V and Series Y; 0.50% of the average net assets of Series C;
1.00% of the  average  net  assets of Series D,  Series G,  Series N,  Series O,
Series Q,  Series T,  Series W and Series X; 1.10% of the  average net assets of
Series I, and 2.25% of the average  net assets of Series Z,  computed on a daily basis and payable monthly. During the last three fiscal years, SBL Fund paid the following amounts to the Investment Manager for its services: 2002 - $_________;
2001 - $29,562,521;  and 2000 - $34,714,876.  For the fiscal year ended December
31, 1998, the Investment Manager waived its entire advisory fee for Series P and
X in the amounts of $82,559 and $37,804, respectively. For the period January 1,
1998 to April 30, 1998,  the  Investment  Manager  waived the  advisory  fees of
Series V in the  amount of  $22,594.  For the  period  January  1, 1999  through
November 30, 1999,  the  Investment  Manager waived the advisory fee of Series P and X in the amounts of $120,622 and $93,866, respectively.

The Investment  Manager has agreed that the total annual expenses of any Series,
including  its   compensation   from  such  Series,   but  excluding   brokerage
commissions,  interest,  taxes, and extraordinary  expenses, will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense  limitation  imposed  by any state in which  shares of the Fund are then offered  for sale and,  with  respect  to Series I, has  agreed to cap the total annual  expenses  of  that  Series  to  2.25%  and of  Series  H and Y to  1.75%
respectively (excluding interest, taxes, extraordinary expenses,  brokerage fees and  commissions).  (The  Investment  Manager  is not  aware of any  state  that currently  imposes limits on the level of mutual fund  expenses.) The Investment
Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate  expenses of any Series will not exceed any such limitation.

Pursuant  to an  Administrative  Services  Agreement,  dated  April 1, 1987,  as amended,  the Investment Manager also acts as the  administrative  agent for the
Fund  and  as  such  performs  administrative  functions  and  the  bookkeeping, accounting  and pricing  functions for the Fund. For this service the Investment
Manager receives, on an annual basis:

1.  Annual Administration Fee of:

    a.  0.045%  for  Series A, B, C, D, E, I, J, N, O, P, S, T and V of SBL Fund
        (based on average daily NAVs)

    b.  0.09% for Series G, H, Q, W, X and Y of SBL Fund (based on average daily
        NAVs)

    c.  0.145% for Series Z (based on average daily NAVs)

Plus

2.  Global Administration Fee of:

    a.  For each of Series D, I, N, and T of SBL  Fund,  an annual  fee equal to the greater of 0.10% of its average net assets or $60,000.

The Global  Administration  Fee is assessed to compensate the Investment Manager for the increased  costs  associated with providing  administrative  services to these Series.

The administrative  fees paid by the Fund during its fiscal years ended December
31,  2002,  2001,  and  2000,  were  $_________,   $2,542,778,  and  $2,908,997,
respectively.

Under the same Agreement,  the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of Security Benefit Life
Insurance  Company to which shares of the Fund are sold.  For this service,  the
Investment Manager receives an annual maintenance fee of $8.00 per account,  and a transaction fee of $1.00 per transaction. The transfer agency fees paid by the
Fund during its fiscal years ended December 31, 2002, 2001, 2000, and 1999, were
$_________, $113,535, and $80,257, respectively.

The expense  ratio of each Series for the fiscal year ended  December  31, 2002, was as follows:

       ==================================================================
                   EXPENSE                EXPENSE                 EXPENSE
         SERIES     RATIO        SERIES    RATIO        SERIES    RATIO
       ------------------------------------------------------------------
       Series A     0.83%       Series I   2.25%       Series T    1.46%
       ------------------------------------------------------------------
       Series B     0.93%       Series J   0.84%       Series V    0.85%
       ------------------------------------------------------------------
       Series C     0.58%       Series N   1.25%       Series W    1.25%
       ------------------------------------------------------------------
       Series D     1.20%       Series O   1.08%       Series X    1.15%
       ------------------------------------------------------------------
       Series E     0.83%       Series P   0.86%       Series Y    0.88%
       ------------------------------------------------------------------
       Series G     1.23%       Series Q   1.18%       Series Z
       ------------------------------------------------------------------
       Series H     0.91%       Series S   0.83%
       ==================================================================

The  Fund  will pay all its  expenses  not  assumed  by the  Investment  Manager
including   directors'   fees;  fees  and  expenses  of  custodian;   taxes  and
governmental fees; interest charges; any membership dues; brokerage commissions;
reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings;  and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the Investment
Company  Act of  1940  and the  registration  of its  capital  stock  under  the
Securities Act of 1933.

The Fund's Investment  Advisory Agreement and Administrative  Services Agreement
are  renewable  annually by each  Fund's  Board of  Directors  or by a vote of a majority of the individual Fund's  outstanding  securities and, in either event, by a majority of the Board who are not parties to the  Agreement  or  interested persons of any such party.  The  Agreements  provide that they may be terminated without  penalty  at any  time  by  either  party  on 60  days'  notice  and are automatically terminated in the event of assignment.

The Investment Advisory Agreement has been approved by the Board of Directors of the Fund. In  determining  whether it was  appropriate to approve the Agreement, the  Board  of  Directors  requested  information,  provided  by the  Investment
Manager,  that it believed to be reasonably  necessary to reach its  conclusion.
The Board of Directors  carefully  evaluated this information and was advised by legal  counsel  with  respect to its  deliberations.  Based on its review of the information  requested and provided,  the Board of Directors determined that the
Agreement  is  consistent   with  the  best   interests  of  the  Fund  and  its
shareholders,  and enables the Fund to receive high  quality  services at a cost that is appropriate,  reasonable,  and in the best interests of the Fund and its shareholders.  The Board of Directors made these  determinations on the basis of the following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's  relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities  to manage the Fund,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Fund,  which  could  entail  a  substantial  commitment  of resources to the successful operation of the Fund; and

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Agreement with the Fund.

SUB-ADVISERS

The  Investment  Manager  has entered  into a  sub-advisory  agreement  with The
Dreyfus  Corporation,  200 Park  Avenue,  New York,  New York 10166,  to provide investment  advisory  services to Series B. Pursuant to this agreement,  Dreyfus furnishes  investment  advisory  facilities,  supervises  and  arranges  for the purchase  and sale of  securities  on behalf of  Series B and  provides  for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors and the Investment Manager. For such services,  the Investment Manager pays Dreyfus an annual fee equal to 0.25% of the average  daily closing value of the net assets of Series B, computed on a daily basis and paid monthly.  Dreyfus has agreed to waive a portion  of its annual fee in an amount  equal to 0.10% of the  average  daily  closing  value of the net assets of Series B for the period beginning  January 2, 2002 and  terminating on the date when the total amount of
$2,750,000  has been waived but in no event  earlier  than  December  31,  2006.
Dreyfus has agreed to this waiver in connection  with repayment of an amount due
SBL under an  agreement  between  SBL and  Mellon  Insurance  Agency,  Inc.,  an affiliate of Dreyfus.

Dreyfus  is  a  wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon").  Mellon is a
publicly owned multibank holding company  incorporated under Pennsylvania law in
1971 and  registered  under the Federal  Bank  Holding  Company Act of 1956,  as amended.  Founded in 1947,  Dreyfus,  as of December 31, 2002, managed more than
$___ billion in over ___ mutual fund portfolios.

The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
OppenheimerFunds,  Inc. ("Oppenheimer"),  498 Seventh Avenue, New York, New York
10018,  to  provide  investment  advisory  services  to  Series D and  Series W.
Pursuant  to  this  agreement,   Oppenheimer   furnishes   investment  advisory,
statistical  and research  facilities,  supervises and arranges for the purchase and sale of  securities  on behalf of Series D and Series W and provides for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors and the Investment Manager. For such services,  the Investment Manager pays  Oppenheimer  an annual  fee equal to a  percentage  of the  average  daily closing  value of the  combined  net assets of Series D and another  fund in the
Security  Fund  complex,  computed  on a daily  basis as  follows:  0.35% of the combined average daily net assets up to $300 million,  plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.
The Investment  Manager pays  Oppenheimer an annual fee equal to a percentage of the average  daily  closing  value of the net assets of Series W,  computed on a daily basis as follows: 0.35% of the average daily net assets up to $50 million, plus 0.30% of such assets over $50 million up to $250  million and 0.25% of such assets over $250 million.

OppenheimerFunds, Inc. (including subsidiaries and affiliates) managed more than
$___  billion in assets as of December 31,  2002,  including  other mutual funds with more than ___ million shareholder accounts.

The Investment  Manager has entered into a sub-advisory  agreement with Deutsche
Asset  Management,  Inc.  ("DAMI"),  (formerly Morgan Grenfell,  Inc.), 345 Park
Avenue,  New York, New York 10154, to provide  investment  advisory  services to
Series  H.  Pursuant  to the  agreement,  DAMI  furnishes  investment  advisory, statistical  and research  facilities,  supervises and arranges for the purchase and sale of  securities  on behalf of Series H and provides for the  compilation and  maintenance of records  pertaining to such  investment  advisory  services, subject to the control and  supervision of the Fund's Board of Directors and the
Investment  Manager.  For such services to Series H, the Investment Manager pays
DAMI an annual fee equal to a percentage  of the average  daily closing value of the  combined  net  assets of Series H and  another  fund in the  Security  Fund complex,  the Security  Equity Fund Enhanced  Index Series,  computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less;  and 0.15% of the  combined  average  daily net asset of more than $100 million but less than $300 million;  and 0.13% of the combined average daily net assets of more than $300 million.  The Investment Manager also will pay DAMI the following  minimum fees with respect to the Series H (i) $100,000 in the Series'
second year of operations; and (ii) $200,000 in the third and following years of the Series' operations.

Deutsche Asset Management, Inc. was founded in 1838 as Morgan Grenfell, Inc. and has provided  asset  management  services  since 1953.  As of December 31, 2002,
Deutsche Asset Management,  Inc. had approximately $__ billion under management.
Deutsche  Asset  Management  Inc.'s  ultimate  parent is  Deutsche  Bank AG. Its address is 31 West 52nd Street, New York, New York 10009.

The Investment Manager has entered into a sub-advisory  agreement with Templeton
Investment  Counsel,  LLC, 500 East Broward Boulevard,  Ft. Lauderdale,  Florida
33394, to provide  investment  advisory services to Series I. For such services, the  Investment  Manager  pays  Templeton,  an annual fee based on the  combined average net assets of Series I and another fund for which the Investment Manager has engaged Templeton to provide advisory  services.  The fee is equal to 0.625%
of the  combined  average net assets up to $50  million,  0.465% of the combined average net assets  above $50 million to $200  million,  0.375% of the  combined average net assets above $200 million to $500 million and 0.350% of the combined average net assets above $500 million.

The Investment Manager has entered into a sub-advisory agreement with Wellington
Management  Company,  LLP,  75 State  Street,  Boston,  Massachusetts,  02109 to
provide  investment  advisory  services to Series T. Wellington  Management is a limited  liability  partnership which traces its origins to 1928. As of December
31,  2002,  it  managed  over $___  billion  in  assets on behalf of  investment
companies,   employee   benefit  plans,   endowments,   foundations   and  other
institutions.   Pursuant  to  the  agreement,  Wellington  Management  furnishes investment  advisory and research  facilities,  supervises  and arranges for the purchase  and sale of  securities  on behalf of  Series T and  provides  for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors  and the  Investment  Manager.  For the services  provided to Series T under the agreement, the Investment Manager pays Wellington Management an annual fee equal to an annual rate of 0.50% of the average daily net assets.

The  Investment  Manager has engaged T. Rowe Price  Associates,  Inc.  ("T. Rowe
Price"), 100 East Pratt Street, Baltimore,  Maryland 21202 to provide investment advisory  services  to Series N and O. T. Rowe Price was  organized  in 1937 and later  incorporated  under the laws of the State of  Maryland by the late Thomas
Rowe Price, Jr., Pursuant to the agreements,  T. Rowe Price furnishes investment advisory  services,  supervises  and  arranges  for  the  purchase  and  sale of securities  on behalf of Series N and O and  provides  for the  compilation  and maintenance of records pertaining to such investment advisory services,  subject to the control and  supervision  of the Board of  Directors  of the Fund and the
Investment Manager. T. Rowe Price is a wholly-owned  subsidiary of T. Rowe Price
Group,  Inc., a publicly traded  financial  services  holding company for the T.
Rowe Price  affiliated  companies.  T. Rowe Price,  with its  affiliates,  as of
December  31, 2002,  managed  over $_____  billion in assets for over __ million individuals and institutional  investor accounts. The Investment Manager pays T.
Rowe  Price,  on an annual  basis,  an amount  equal to 0.50% of the average net assets of Series N which are less than $25  million and 0.35% of the average net assets of Series N of $25 million and over, for management  services provided to
Series N. The  Investment  Manager pays T. Rowe Price,  on an annual  basis,  an amount  equal to 0.50% of the first $20  million of average  daily net assets of
Series O and  0.40% of such  assets  in excess  of  $20,000,000  for  management services  provided  to Series O. For any  month in which the  average  daily net assets of Series O exceed $50 million, T. Rowe Price will waive 0.10% of its fee on the first $20 million of Series O's average daily net assets. T. Rowe Price's fees for  investment  management  services  are  calculated  daily  and  payable monthly.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage
Reserve, Menomonee,  Wisconsin 53051, to provide investment advisory services to
Series Q. Strong was  established  in 1974 and as of December  31, 2002  managed over $__ billion in assets.  With  respect to Series Q, the  Investment  Manager pays Strong an annual fee equal to a percentage  of Series Q's average daily net assets as follows:  0.50% of the average net assets under $150 million, 0.45% of the average net assets at or above $150 million but less than $500 million,  and
0.40% of the average net assets at or above $500 million.

The  Investment  Manager  has  entered  into a  sub-advisory  agreement  with RS
Investment Management, L.P., 388 Market Street, San Francisco, California 94111,
to provide  investment  advisory  services to Series X.  Established in 1993, RS
Investments,  as of December 31, 2002, managed over $____ billion in assets. For such services,  the Investment Manager pays RS Investments,  an annual fee based on the  combined  average net assets of Series X and another  fund for which the
Investment Manager has engaged RS Investments to provide advisory services.  The fee is equal to 0.55% of the  combined  average  net assets up to $100  million,
0.50% of the combined average net assets above $150 million to $400 million, and
0.45% of the combined average net assets above $400 million.

The Investment Manager has entered into a sub-advisory agreement with Mainstream
Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana
47150, to provide  investment  advisory services with regard to a portion of the total  assets of Series Z.  Pursuant  to this  agreement,  Mainstream  furnishes investment advisory services,  supervises and arranges for the purchase and sale of  securities  on behalf  of  Series Z and  provides  for the  compilation  and maintenance of records pertaining to such investment advisory services,  subject to the  control  and  supervision  of the  Fund's  Board  of  Directors  and the
Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 1.00% of the average  daily  closing value of the net assets of that portion of Series Z managed by Mainstream, computed on a daily basis and paid monthly.

Under  the  sub-advisory  agreement,  at the  end of  each  calendar  year,  the
Investment  Manager will pay  Mainstream a performance  fee equal to ten percent
(10%) of any  cumulative  gain earned during the calendar year allocable to that portion  of the  Series  managed  by  Mainstream.  The  performance  fee will be calculated  as of the end of each  calendar  year (the first  calendar year will begin on the Fund's inception date and will end December 31, 2003).  "Cumulative gain" is the aggregate  amount by which net profits  credited to that portion of the portfolio during the calendar year exceeds the net losses of that portion of the portfolio.  Cumulative gain will be increased by any interest earned that is attributable  to that  portion  of the  Series'  portfolio  that is  managed  by
Mainstream;  will be reduced by the 1.00% advisory fee paid to  Mainstream;  and will be adjusted for transfers to and from the other  portion of the  portfolio, which is managed by the Investment Manager.

Cumulative gain will be reduced by any loss  carryforward  from a prior year for that portion of the Series' portfolio managed by Mainstream. "Loss carryforward"
will be the sum of all prior years' net losses  allocable to that portion of the
Series and not subsequently  offset by subsequent years' gains allocable to that portion  of the  Series.  The  performance  fee  will  be  payable  only  if the applicable  portion  of the  Series'  portfolio  attains  a new  high  so that a performance  fee will not be  payable if the  Series'  performance  falls  below previous highs.  Neither the Series nor its shareholders  have any obligation to pay the performance fee that is payable by the Investment Manager to Mainstream.

Series Z's assets are reallocated  between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation.  This procedure ensures that the  Investment  Manager  cannot make  allocation  decisions that favor the
Investment Manager over Mainstream.  Since Mainstream receives a performance fee which, if the performance of its assets under  management were to be quite good, could exceed the  management  fee paid by the Series to the  Investment  Manager
(and from which  Mainstream's fees are paid), the Investment Manager could limit the portion of the Series'  assets to be managed by  Mainstream  so as to ensure
that  the  Investment   Manager   received  what  it  believed  to  be  adequate
compensation.  The process of rebalancing monthly avoids this potential conflict of interest for the Investment Manager.

Mainstream is a limited  liability  company  controlled by its members,  William
Jenkins and William  Gernert.  Mainstream,  which focuses on providing  advisory services to high net worth  individuals and institutional  investors,  and as of
December 31, 2002, managed approximately $____ million in assets.

The Sub-Advisory Agreement with each respective Sub-Adviser has been approved by the Board of Directors  with respect to each Series of the Fund. In  determining whether it was  appropriate  to approve the  Agreements,  the Board of Directors requested  information,  provided by the Investment Manager, that it believed to be  reasonably  necessary  to reach  its  conclusion.  The  Board  of  Directors carefully  evaluated  this  information  and was advised by legal  counsel  with respect to its deliberations.  Based on its review of the information  requested and provided,  the Board of Directors  determined that each of the  Sub-Advisory
Agreements is consistent  with the best  interests of each Series of the Fund to which it applies and its  shareholders,  and enables  each Series of the Fund to receive high quality services at a cost that is appropriate,  reasonable, and in the best interests of the Fund and its shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1.  The fees  payable  to each  Sub-Adviser  under its  respective  Sub-Advisory
    Agreement  are fair and  reasonable in light of the services to be provided, the  anticipated  costs  of these  services,  and the  comparability  of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by each Sub-Adviser;

3.  The investment performance of Series of the Fund;

4.  Comparison  of each  Series  of the  Fund's  expense  ratios  and  those  of similarly situated mutual funds; and

5.  Any fall-out  benefits,  or indirect  profits to each Sub-Adviser from their relationship to the Fund (i.e., soft dollars).

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Sub-Advisory  Agreement  between the Investment  Manager and each respective
Sub-Adviser.

During the fiscal years ended  December 31, 2002,  2001, and 2000 the Funds paid the following amounts to the Sub-Advisers for their services:

        ================================================================
                             SUB-ADVISORY FEES       SUB-ADVISORY FEES
        SERIES    YEAR      PAID TO SUB-ADVISER    WAIVED BY SUB-ADVISER
        ----------------------------------------------------------------
        B         2002           $ 92,212                 $30,152
                  2001            113,779                       0
                  2000                  0                       0
        -----------------------------------------------------------------
        D         2002            286,175                       0
                  2001            280,735                       0
                  2000            261,680                       0
        -----------------------------------------------------------------
        H         2002            117,345                       0
                  2001            180,950                       0
                  2000            205,532                       0
        -----------------------------------------------------------------
        I         2002             78,746                       0
                  2001             46,696                       0
                  2000             52,105                       0
        -----------------------------------------------------------------
        N         2002             42,938                       0
                  2001             52,889                       0
                  2000             62,139                       0
        -----------------------------------------------------------------
        O         2002            _______                      __
                  2001            _______                      __
                  2000            _______                      __
        -----------------------------------------------------------------
        Q         2002            _______                      __
                  2001            _______                      __
                  2000            _______                      __
        -----------------------------------------------------------------
        T         2002            _______                      __
                  2001            _______                      __
                  2000            _______                      __
        -----------------------------------------------------------------
        W         2002            _______                      __
                  2001            _______                      __
                  2000            _______                      __
        -----------------------------------------------------------------
        X         2002            _______                       0
                  2001            _______                       0
                  2000            _______                       0
        ================================================================

CODE OF ETHICS

The Fund,  the  Investment  Manager and the  Distributor  have a written code of ethics (the "Code of Ethics")  which requires all access persons to obtain prior clearance  before  engaging  in any  personal  securities  transactions.  Access persons  include  officers and directors of the Fund and Investment  Manager and employees that participate in, or obtain information regarding,  the purchase or sale of  securities  by the fund or  whose  job  relates  to the  making  of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being  considered for purchase or sale by the Fund; (b)
is being  purchased or sold by the Fund;  or (c) is being  offered in an initial public  offering.  Portfolio  managers are also  prohibited  from  purchasing or selling a security  within seven calendar days before or after a Fund that he or she manages  trades in that  security.  Any  material  violation  of the Code of
Ethics is  reported  to the  Board of the  Fund.  The  Board  also  reviews  the administration  of the Code of Ethics  on an annual  basis.  In  addition,  each
Sub-Adviser has its own code of ethics to which its portfolio managers and other access persons are subject.

PORTFOLIO TURNOVER

Generally, long-term rather than short-term investments will be made by the Fund for  Series  A, E, P and S.  Although  portfolio  securities  generally  will be purchased  with  a  view  to  long-term  potential,  subsequent  changes  in the circumstances particular company or industry, or in general economic conditions, may indicate that sale of a portfolio  security is desirable  without  regard to the  length  of time it has been  held or to the tax  consequence  thereof.  The annual portfolio turnover rate of Series A, B, D, J, S and V may exceed 100% and at times may exceed 150%.  The annual  turnover  rate of Series E, s I and P may exceed  100%.  The annual  turnover  rate of Series H, N and O is not  generally expected  to exceed  100%.  The annual  turnover  rate of Series T and X are not generally expected to exceed 200%.

Portfolio  turnover is defined as the lesser of  purchases or sales of portfolio securities  divided by the average  market value of portfolio  securities  owned during the year,  determined  monthly.  The annual portfolio  turnover rates for
Series  A, B,  D, E, G, H, I, J, N, O, P, Q, S, T, V, W, X and Y for the  fiscal years  ended  December  31  2002,  2001,  and 2000 are as  follows.  The  annual portfolio  turnover  rates  for  Series  Z is not  shown as the  Series  was not available until May 1, 2003.

           ==========================================================
                            2002            2001           2000
           ----------------------------------------------------------
           Series A                          20%           41%
           ----------------------------------------------------------
           Series B                         145%          145%
           ----------------------------------------------------------
           Series D                          41%           55%
           ----------------------------------------------------------
           Series E                          46%           63%
           ----------------------------------------------------------
           Series G                           4%            5%(2)
           ----------------------------------------------------------
           Series H                          29%           58%
           ----------------------------------------------------------
           Series I                         175%          139%
           ----------------------------------------------------------
           Series J                          39%           33%
           ----------------------------------------------------------
           Series N                          98%           44%
           ----------------------------------------------------------
           Series O                          21%           68%
           ----------------------------------------------------------
           Series P                          80%           34%
           ----------------------------------------------------------
           Series Q                          47%           81%(2)
           ----------------------------------------------------------
           Series S                          10%           24%
           ----------------------------------------------------------
           Series T                         223%          222%(2)
           ----------------------------------------------------------
           Series V                          50%           35%
           ----------------------------------------------------------
           Series W                          67%           57%(2)
           ----------------------------------------------------------
           Series X                         353%          335%
           ----------------------------------------------------------
           Series Y                          38%           68%
           ----------------------------------------------------------
           1  Annualized  portfolio  turnover rate for the period May
              3, 1999 (date of inception) to December 31, 1999.
           2  Annualized  portfolio  turnover rate for the period May
              1, 2000  (date of  inception)  to  December  31,  2000.
           ==========================================================

For this purpose the term "securities" does not include government securities or debt  securities  maturing within one year after  acquisition.  Since Series C's investment  policies  require a maturity  shorter than 13 months,  the portfolio turnover rate will  generally be 0%,  although the portfolio will turn over many times during a year.

BROKERAGE ENHANCEMENT PLAN

The Board of Directors of the Fund,  including  all of the Directors who are not
"interested  persons" (as defined in the Investment  Company Act of 1940) of the
Funds, the Investment Manager, the Distributor  (referred to as the "Independent
Directors") and the Fund's,  shareholders  have voted pursuant to the provisions of Rule 12b-1  under the  Investment  Company  Act of 1940 to adopt a  Brokerage
Enhancement  Plan (the "Plan") for the purpose of utilizing the Fund's brokerage commissions,  to the extent  available,  to promote the sale and distribution of the Fund's shares (through the sale of variable insurance products funded by the
Fund).

Under the Plan, the  Distributor,  on behalf of the Fund is authorized to direct the Investment  Manager or a Sub-Adviser  to effect  brokerage  transactions  in
portfolio  securities  through  certain  broker-dealers,   consistent  with  the
obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their  commission  from the  purchase and sale of
securities  to  the  Distributor  or  other  introducing   brokers   ("Brokerage
Payments") that provide distribution activities, or (ii) or to provide brokerage credits,  benefits  or  other  services  ("Brokerage  Credits")  to be used  for distribution  activities  in  addition  to  the  execution  of  the  trade.  The
Distributor  will use a part of the  Brokerage  Payments  to  defray  legal  and administrative  costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage
Credits  generated  will  be  used  by the  Distributor  to  finance  activities principally  intended  to  result  in the  sale  of  the  Funds'  shares.  These activities will include, but are not limited to:

o    holding or participating in seminars and sales meetings  promoting the sale of the Fund's shares

o    paying marketing fees requested by broker-dealers who sell the Fund

o    training sales personnel

o    creating and mailing advertising and sales literature

o    financing any other  activity that is intended to result in the sale of the
     Fund's shares.

The  Distributor  is obligated to use all amounts  generated  under the Plan for distribution  expenses,  except  for a small  amount  to be used to  defray  the incidental  costs  associated  with  implementation  of the  Plan.  The Plan may indirectly  benefit the Distributor in that amounts  expended under the Plan may help defray, in whole or in part,  distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The  Plan  provides  (i)  that it will be  subject  to  annual  approval  by the
Directors and the Independent Directors;  (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the  payments;  and (iii) that the Plan may be terminated at any time by the vote of a  majority  of the  Independent  Directors.  The Plan may not be
amended to increase  materially the amount to be spent for distribution  without shareholder  approval,  and all material Plan  amendments  must be approved by a vote of the Independent Directors.  In addition, the selection and nomination of the Independent  Directors must be committed to the Independent  Directors.  The
Plan  generated  $779,088 in the fiscal year ended December 31, 2002 ($56,320 by
Series A; $615,259 by Series B; $959 by Series G; $62,106 by Series J; $7,836 by
Series O;  $4,488 by Series S;  $30,580  by Series V and $1,540 by Series Y). In
addition,  $27,361 was carried forward from the previous year. In 2002, $309,295 was spent on the  distribution-related  activities  noted  above.  $497,154  was carried forward into fiscal year 2003.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus for the Fund, the NAV per share of each Series is determined as of the close of regular  trading hours on the NYSE  (normally 3:00
p.m. Central time) on each day that the Exchange is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase  shares of a Series is received).  The NYSE is open for trading  Monday through Friday except when closed in observance of the following  holidays:  New
Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday,  Memorial
Day, July Fourth, Labor Day,  Thanksgiving Day and Christmas.  The determination is made by dividing the value of the portfolio  securities of each Series,  plus any cash or other assets (including  dividends accrued but not collected),  less all liabilities  (including accrued expenses but excluding capital and surplus), by the number of shares of each  Series  outstanding.  In  determining  the NAV, securities  listed or traded on a recognized  securities  exchange are valued on the basis of the last sale  price.  If there are no sales on a  particular  day, then the securities  shall be valued at the last bid price. All other securities for which market  quotations  are  available are valued on the basis of the last current bid price.

If market prices are not  available,  the fair value of securities is determined using  procedures  approved by the Fund's Board of  Directors.  In addition,  if between the time trading ends on a particular  security and the close of trading on the NYSE, events occur that materially affect the value of the security,  the security  may be valued at its fair  value as  determined  in good  faith by the
Investment Manager under procedures approved by the Board of Directors.  In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

The  Fund's  short-term  debt  securities  may be valued by the  amortized  cost method. As a result of using this method,  during periods of declining  interest rates,  the yield on shares of these Series (computed by dividing the annualized income of the Fund by the NAV computed as described above) may tend to be higher than a like  computation made by a fund with identical  investments  utilizing a method of valuation  based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund for instruments with remaining maturities of 60 days or less resulted in a lower aggregate  portfolio value on a particular day, a prospective  investor would be able to obtain a somewhat  higher yield than would result from  investment  in a fund utilizing solely market values and existing investors in these Series would receive less investment  income.  The converse would apply in a period of rising interest  rates.  To the extent that,  in the opinion of the board of directors, the  amortized  cost value of a portfolio  instrument  or  instruments  does not represent fair value thereof as determined in good faith, the board of directors will take  appropriate  action which would  include a  revaluation  of all or an appropriate portion of the portfolio based upon current market factors.

Generally, trading in foreign securities markets is substantially completed each day at  various  times  prior to the close of the NYSE.  The  values of  foreign securities used in computing the NAV of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the NYSE if earlier.  Foreign currency  exchange rates are generally  determined prior to the close of the NYSE.  Trading  on  foreign  exchanges  and in foreign currencies may not take place on every day the NYSE is open.  Conversely trading in various  foreign markets may take place on days when the NYSE is not open and on other days when the Fund's NAVs are not calculated.  Therefore, the shares of a Series which invests in foreign  securities may be  significantly  affected on days when investors have no access to the Series. The calculation of the NAV for
Series that invest in foreign  securities may not occur  contemporaneously  with the determination of the most current market prices for the securities  included in such calculation,  and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the NYSE will not be  reflected  in the  computation  of NAV. If during such periods,  events occur that materially affect the value of such securities, the  securities  will be valued at their fair market value as determined in good faith by the directors.

For  purposes  of  determining  the NAV per share of the Fund,  all  assets  and liabilities  initially  expressed in foreign  currencies  will be converted into
United  States  dollars  at the mean  between  the bid and offer  prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer  ("broker") to obtain the best  execution  of a  particular  transaction,  all  relevant  factors  and circumstances  will be taken into account by the Investment  Manager or relevant
Sub-Adviser,  including the overall  reasonableness  of commissions  paid to the broker,  the firm's  general  execution  and  operational  capabilities  and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish  investment  information or research services to the Investment Manager or relevant Sub-Adviser. Such information and research services  include  advice as to the value of  securities,  the  advisability  of investing in, purchasing, or selling securities,  the availability of securities or  purchasers or sellers of  securities,  and  furnishing  analyses and reports
concerning  issues,  industries,   securities,   economic  factors  and  trends,
portfolio strategy, and performance of accounts. Such investment information and research  services  may be  furnished  by brokers in many ways,  including:  (1)
on-line data base  systems,  the  equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and  advice  from  economists  concerning  macroeconomic  information;  and  (3)
analytical  investment  information  concerning  particular  corporations.  If a transaction is directed to a broker supplying such information or services,  the transaction  charges  (i.e.,  a commission  or a charge that is deemed to be the equivalent of a commission)  paid for such  transaction  may be in excess of the transaction  charges  another  broker  would have  charged  for  effecting  that transaction,  provided that the Investment Manager or relevant Sub-Adviser shall have  determined in good faith that the  transaction  charges are  reasonable in relation  to the  value  of the  investment  information  or  research  services provided,  viewed in terms of either that particular  transaction or the overall responsibilities of the Investment Manager or relevant  Sub-Adviser with respect to all accounts as to which it exercises investment  discretion.  The Investment
Manager or relevant  Sub-Adviser  may use all, none or some of such  information and services in providing investment advisory services to the mutual funds under its management, including the Fund.

Portfolio  transactions,  including  options,  futures  contracts and options on futures transactions and the purchase or sale of underlying  securities upon the exercise of options,  for the Series may be executed through an affiliate of the
Investment  Manager or an  affiliate of a  Sub-Adviser  to the extent and in the manner permitted by applicable law.

In some cases, the computer and other equipment furnished by the broker may have additional  uses  that are not  related  to  investment  services  and  research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocated  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of
interest  in  making  the  allocation.   The  investment  services  or  research
information provided to the Investment Manager or Sub-Adviser may be provided by parties other than the broker effecting the portfolio transaction.

In addition, brokerage transactions may be placed with brokers who sell variable contracts  offered  by SBL or  shares  of the Funds  managed  by the  Investment
Manager and who may or may not also provide investment  information and research services.  The Investment Manager may, consistent with the National  Association of Securities Dealers,  Inc. ("NASD") Conduct Rules, consider sales of shares of the Fund in the selection of a broker.

The Fund may also buy securities  from, or sell securities to, dealers acting as principals or market makers.  The Investment  Manager  generally will not obtain investment  information or research  services in connection  with such principal transactions.  The Investment  Manager and relevant  Sub-Adviser,  however,  may obtain  investment  information or research services in connection with riskless principal  transactions  that are  reported  pursuant to certain NASD rules that ensure  transparency  as  to  security  price  and  transaction  charges,  or in connection  with  transactions in other markets having  regulations  that ensure comparable  transparency  of  security  prices and  charges.  In  addition,  the
Investment Manager and relevant Sub-Adviser may purchase investment  information or research services in connection with investments in underwritten  fixed price offerings consistent with the so-called "Papilisky" rules of the NASD.

Securities  held by the  Series  may also be held by other  investment  advisory clients of the Investment Manager and/or relevant  Sub-Adviser,  including other investment  companies.  In  addition,  SBL,  may  also  hold  some  of the  same securities as the Series.  When selecting  securities for purchase or sale for a
Series, the Investment  Manager or relevant  Sub-Adviser may at the same time be purchasing  or  selling  the  same  securities  for one or  more  of such  other accounts. Subject to the Investment Manager or relevant Sub-Adviser's obligation to seek best execution,  such purchases or sales may be executed  simultaneously or "bunched." It is the policy of the Investment Manager or relevant Sub-Adviser not to favor one account over the other.  Any  purchase or sale orders  executed simultaneously  (which may also  include  orders from SBL) are  allocated at the average  price and as nearly as  practicable  on a pro rata  basis  (transaction costs will also  generally be shared on a pro rata basis) in  proportion  to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares  involved in a Series'  transaction,  it is believed that the procedure generally contributes to better overall execution of the Series'  portfolio  transactions.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment Manager or relevant  Sub-Adviser may determine not to purchase such  offerings for certain of its clients  (including investment  company  clients)  due to the  limited  number of  shares  typically available to the Investment Manager or relevant Sub-Adviser in an IPO.

The following  table sets forth the  brokerage  fees paid by the Fund during the last three fiscal years and certain other information:

    =======================================================================
                              BROKERAGE          TRANSACTIONS DIRECTED TO
                             COMMISSIONS           AND COMMISSIONS PAID
                               PAID TO             TO BROKER-DEALERS WHO
                TOTAL         SECURITY           ALSO PERFORMED SERVICES
              BROKERAGE     DISTRIBUTORS,     -----------------------------
             COMMISSIONS      INC., THE                         BROKERAGE
    YEAR         PAID        UNDERWRITER      TRANSACTIONS     COMMISSIONS
    -----------------------------------------------------------------------
    2002      $_________        $_______     $_____________    $___________
    2001       5,672,948         779,088        257,506,812         457,620
    2000       7,591,844         195,382      1,703,529,898     108,099,222
    =======================================================================

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The following  summarizes  certain federal income tax  considerations  generally affecting the Series.  No attempt is made to present a detailed  explanation  of the tax treatment of the Series or their  shareholders.  The discussion is based upon present  provisions  of the Internal  Revenue Code of 1986, as amended (the
"Code"), the regulations promulgated thereunder, and judicial and administrative ruling  authorities,  all of which are  subject to change,  which  change may be retroactive.

Each  Series  intends  to  qualify  annually  and to  elect to be  treated  as a regulated investment company under the Internal Revenue Code of 1986, as amended
(the "Code").

To qualify as a regulated  investment  company,  each Series  must,  among other things:  (i) derive in each  taxable  year at least 90% of its gross income from dividends,  interest,  payments with respect to certain  securities  loans,  and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Series'  total  assets  and  10% of the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies), or of two or more issuers which the Series controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

A Series  qualifying as a regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Series  intends  to  distribute  to  its   shareholders,   at  least   annually,
substantially  all of its investment  company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the Series,  must distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years.  To avoid  application of the excise tax, each Series intends to make its  distributions  in accordance  with the calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to  shareholders  of  record  on a date in such a month  and paid by the  Series during January of the following calendar year. Such distributions are taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the  calendar  year in which the  distributions  are  received.  The excise tax  provisions  described  above do not apply to a regulated  investment company,  like a  Series,  all of whose  shareholders  at all times  during  the calendar year are segregated  asset accounts of life insurance  companies  where the shares are held in connection  with variable  contracts.  (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding
$250,000 made in  connection  with the  organization  of the Series shall not be taken into account.)  Accordingly,  if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation of capital, a Series were unable to distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes)  within  applicable  time periods,  the Series would not  qualify  for the  favorable  federal  income tax  treatment  afforded regulated investment  companies,  or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition,  the ability of a
Series to obtain timely and accurate  information relating to its investments is a significant factor in complying with the requirements  applicable to regulated investment companies, in making tax-related computations,  and in complying with the Code Section  817(h)  diversification  requirements.  Thus, if a Series were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to  revisions  (which  could  result in the  imposition  of taxes,  interest and
penalties),   or  it  might  be  unable  to  satisfy  the  Code  Section  817(h)
diversification requirements.

CODE SECTION 817(H)  DIVERSIFICATION -- To comply with regulations under Section
817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is  represented by any one  investment,  no more than 70% is represented by any two investments, no more than 80% is represented by any three investments,  and no more  than  90% is  represented  by any  four  investments.
Generally,  securities  of a single  issuer are  treated as one  investment  and obligations of each U.S.  Government agency and  instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

In connection with the issuance of the diversification regulations, the Treasury
Department   announced  that  it  would  issue  future  regulations  or  rulings addressing the circumstances in which a variable  contractowner's control of the investments of a separate account may cause the  contractowner,  rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate  account,  income and gains produced by those securities would be included currently in the  contractowner's  gross income.  These future rules and regulations  proscribing  investment  control may adversely affect the ability of certain Series of the Fund to operate as described herein.  There is, however,  no certainty as to what  standards,  if any,  Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance  that the Series will be able to operate as currently  described in the  Prospectus,  or that a Series  will not have to  change  its  investment objective or objectives, investment policies, or investment restrictions.

PASSIVE FOREIGN INVESTMENT  COMPANIES -- Some of the Series may invest in stocks of foreign  companies  that are  classified  under the Code as  passive  foreign investment companies ("PFICs"). In general, a foreign company is classified as a
PFIC if at least one half of its assets  constitutes  investment-type  assets or
75% or more of its gross income is investment-type income. Under the PFIC rules, an  "excess  distribution"  received  with  respect  to PFIC stock is treated as having been realized ratably over a period during which the Series held the PFIC stock.  The Series itself will be subject to tax on the portion,  if any, of the excess  distribution  that is allocated to the Series'  holding  period in prior taxable  years (an  interest  factor will be added to the tax, as if the tax had actually  been  payable  in such prior  taxable  years)  even  though the Series distributes  the  corresponding  income to  shareholders.  Excess  distributions include  any gain from the sale of PFIC stock as well as  certain  distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Series may be able to elect  alternative  tax  treatment  with respect to PFIC stock.  Under an election that  currently may be available,  a Series  generally would be required to include in its gross  income its share of the earnings of a
PFIC on a current basis,  regardless of whether any  distributions  are received from the PFIC. If this election is made,  the special  rules,  discussed  above, relating to the taxation of excess distributions,  would not apply. In addition, another election may be available that would involve marking to market a Series'
PFIC  stock  at the  end of  each  taxable  year  (and on  certain  other  dates prescribed in the Code),  with the result that  unrealized  gains are treated as though they were  realized.  If this election were made, tax at the Series level under  the PFIC  rules  would be  eliminated,  but a Series  could,  in  limited circumstances,  incur  nondeductible  interest  charges.  A Series' intention to qualify  annually  as a  regulated  investment  company  may limit  the  Series'
elections with respect to PFIC stock.

Because the  application of the PFIC rules may affect,  among other things,  the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock,  as well as subject a Series itself to tax on certain  income  from PFIC  stock,  the amount  that must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased  substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and forward  contracts  in which a Series may invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by a Series  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character of gains (or losses)  realized by a Series.  In addition,  losses realized by a Series on  positions  that are part of a straddle  may be deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements and other  financial  contracts to a Series are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Series which is taxed as ordinary income when  distributed to shareholders.

A Series may make one or more of the  elections  available  under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions are not entirely clear. The Series intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Series as a regulated investment company, and the Series' ability to satisfy the Code Section 817(h) diversification requirements, might be affected.

The requirements applicable to a Series' qualification as a regulated investment company  may  limit  the  extent  to which a Series  will be able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

MARKET  DISCOUNT -- If a Series  purchases a debt security at a price lower than the  stated  redemption  price of such debt  security,  the excess of the stated
redemption price over the purchase price is "market  discount." If the amount of market  discount  is more than a DE MINIMIS  amount,  a portion  of such  market discount must be included as ordinary income (not capital gain) by the Series in each taxable year in which the Series owns an interest in such debt security and receives a principal  payment on it. In particular,  the Series will be required to allocate that principal  payment first to the portion of the market  discount on the debt security that has accrued but has not previously  been includable in income. In general, the amount of market discount that must be included for each period is equal to the  lesser of (i) the  amount  of market  discount  accruing during  such period  (plus any accrued  market  discount  for prior  periods not previously taken into account) or (ii) the amount of the principal  payment with respect to such period. Generally,  market discount accrues on a daily basis for each day the debt  security is held by a Series at a constant rate over the time remaining to the debt security's  maturity or, at the election of the Series, at
a  constant  yield  to  maturity  which  takes  into  account  the   semi-annual
compounding of interest.  Gain realized on the  disposition of a market discount obligation must be recognized as ordinary  interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Series may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Series, original issue discount that accrues on a debt security in a given year  generally  is treated for federal  income tax purposes as interest and,  therefore,  such income would be subject to the distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Series at a discount that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect the timing and character of gain if a Series engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Series enters into certain transactions in property while holding substantially identical property, the Series would be treated as if it had sold and  immediately  repurchased  the property  and would be taxed on any gain (but not  loss)  from the  constructive sale.  The  character  of gain from a  constructive  sale would  depend upon the
Series' holding period in the property.  Loss from a constructive  sale would be recognized  when the property was  subsequently  disposed of, and its  character would depend on the Series'  holding period and the  application of various loss deferral provisions of the Code.

FOREIGN  TAXATION -- Income  received by a Series from sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.  The payment of such taxes will reduce the amount of  dividends  and distributions paid to shareholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations  in exchange  rates which occur  between the time a Series  accrues income or other receivables or accrues expenses or other liabilities denominated in  a  foreign  currency  and  the  time  that  Series  actually  collects  such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly,  on disposition of debt  securities  denominated in a foreign  currency  and on  disposition  of certain  futures  contracts,  forward contracts and options, gains or losses attributable to fluctuations in the value of foreign  currency between the date of acquisition of the security or contract and the date of  disposition  also are treated as ordinary  gain or loss.  These gains or losses,  referred to under the Code as  "Section  988" gains or losses, may  increase or decrease  the amount of a Series'  investment  company  taxable income to be distributed to its shareholders as ordinary income.

DISTRIBUTIONS  --  Distributions  of any investment  company taxable income by a
Series are taxable to the  shareholders  as ordinary  income.  Net capital gains designated by a Series as capital gain dividends will be treated,  to the extent distributed,  as  long-term  capital  gains in the  hands  of the  shareholders, regardless of the length of time the shareholders may have held the shares.  Any distributions  that are not from a Series'  investment company taxable income or net capital gains may be  characterized  as a return of capital to  shareholders or, in some cases,  as capital gain. A  distribution  will be treated as paid on
December  31 of the  calendar  year if it is  declared  by a Series in  October,
November or December of that year to  shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction,  the
Series  may be subject to the tax laws of such  jurisdiction  if it is  regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.  Shareholders  are advised to consult  their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

OWNERSHIP AND MANAGEMENT

As of April 30, 2003, SBL controls the Fund by virtue of its indirect  ownership of 100% of the  outstanding  shares  of the Fund as  custodian  of SBL  Variable
Annuity  Account  III,  SBL Variable  Annuity  Account IV, SBL Variable  Annuity
Account XIV, Variflex®, Variflex LS®, Variflex Signature®, Variflex ES, Variflex
Extra Credit®, Security Elite Benefit® and Varilife®.

CAPITAL STOCK AND VOTING

The Fund has  authorized  the  issuance  of an  indefinite  number  of shares of capital  stock of $1.00 par value.  Its shares  are  currently  issued in twenty
Series:  Series A,  Series B,  Series C, Series D, Series E, Series G, Series H,
Series I,  Series J, Series N, Series O, Series P, Series Q, Series S, Series T,
Series V,  Series W,  Series X, Series Y and Series Z. The shares of each Series represent  pro  rata  beneficial  interest  in that  Series'  assets  and in the earnings and profits or losses derived from the investment of such assets.  Upon issuance and sale,  such shares will be fully paid and  nonassessable.  They are fully  transferable and redeemable.  These shares have no preemptive rights, but the  stockholders  of each Series are entitled to receive  dividends as declared for that Series by the board of directors of the Fund.

The shares of each  Series have  cumulative  voting  rights for the  election of directors.  Within each  respective  Series,  each share has equal voting rights with each other share and there are no preferences  as to conversion,  exchange, retirement  or  liquidation.  On other  matters,  all shares,  (irrespective  of
Series) are entitled to one vote each.  Pursuant to the rules and regulations of the  Securities and Exchange  Commission,  in certain  instances,  a vote of the outstanding  shares of the combined  Series may not modify the rights of holders of a particular  Series without the approval of a majority of the shares of that
Series.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State  Street  Bank  and  Trust  Company  currently  acts as  custodian  for the portfolio  securities of Series D, G, I, N, O, Q, T and W, including  those held by foreign banks and foreign  securities  depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian  for the  portfolio  securities of Series A, B, C, E, H, J, P, S, V, Y and X of the Fund. Security  Management Company,  LLC is the Fund's transfer and dividend-paying agent.

Banc of America  Securities,  LLC, 9 West 57th Street, New York, New York 10019,
also  currently  acts as custodian  for the  portfolio  securities  of Series Z, including those held by foreign banks and foreign securities  depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, has been approved by the Fund's  stockholders  to serve as the Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.

PERMISSIBLE ADVERTISING INFORMATION

From  time  to  time,  the  Fund  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Series' strategies, and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of the Series  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Series'  investment  objective;  (10)  a  discussion  of the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested in the Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Series'  performance,  goals,  risks and expenses  compared  with (a)  various  indexes so that  investors  may compare a
Series' results with those of a group of unmanaged securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate investment attributes to the Fund or the general economic,  business, investment,  or financial  environments in which the Fund  operates;(e)  various financial,  economic and market  statistics  developed  by brokers,  dealers and other persons to illustrate aspects of a Series' performance; (f) the sectors or industries  in which the Fund  invests  compared to relevant  indexes or surveys
(e.g.,  S&P  Industry   Surveys)  in  order  to  evaluate  the  Fund's  historic
performance  or  current or  potential  value  with  respect  to the  particular industry or sector;  (g) a hypothetical or model portfolio;  or (h) other mutual funds.  The Series  also may discuss and  compare in  advertising  the  relative performance  of  various  types of  investment  instruments  including,  but not limited to, certificates of deposit,  ordinary interest savings accounts,  other forms of fixed or variable time deposits,  qualified  retirement plans,  stocks,
Treasury  securities,  and bonds, over various time periods and covering various holding periods.  Such  comparisons may compare these  investment  categories to each other or to changes in the Consumer  Price Index.  In addition,  the Series
may  quote  various   measures  of  volatility  and  benchmark   correlation  in
advertising  and other  materials  and may  compare  these  measures to those of indexes, other funds or types of investments.

The Series', in their advertisements, may refer to pending legislation from time to time and the possible  effect of such  legislation  on investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and products offered by Security Benefit Life Insurance Company and its
subsidiaries.   For  example,   such   advertisements  may  include  statistical
information  about those entities  including,  but not limited to, the number of current  shareholder  accounts,  the amount of assets  under  management,  sales information,  the distribution channels through which the entities' products are available,  marketing  efforts  and  statements  about this  information  by the entities' officers, directors and employees.

All performance information that the Fund advertises is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Series'  shares  when  redeemed  may be more or less than their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration. The Series' returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In  connection  with a ranking,  the Fund may  provide  additional  information, regarding  a  particular  category,  the  number of funds in the  category,  the criteria upon which the ranking is based,  and the effect of sales charges,  fee waivers and/or expense reimbursements.  In assessing comparisons of performance, you should keep in mind that the  composition of the investments in the reported indexes and averages is not identical to any Series' portfolios, the indexes and averages are generally unmanaged,  and the items included in the calculations of the  averages  may not be identical to the formula used by a Series to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.
In  addition,  there can be no  assurance  that the Series will  continue  their performance as compared to these other averages.

PERFORMANCE INFORMATION

The Fund may,  from time to time,  include the yield for Series C (Money  Market
Series) and the average  annual  total return and the total return of the Series in advertisements or reports to shareholders or prospective investors.

For  Series C, the  current  yield will be based  upon the seven  calendar  days ending on the date of calculation ("the base period").  The total net investment income  earned,  exclusive of realized  capital  gains and losses or  unrealized appreciation  and  depreciation,  during  the  base  period,  on a  hypothetical pre-existing  account having a balance of one share will be divided by the value of the account at the beginning of that period.  The resulting figure ("the base period  return") will then be  multiplied by 365/7 to obtain the current  yield.
Series C's current  yield for the seven-day  period ended  December 31, 2002 was
1.19%.

Series C's  effective  (or  compound)  yield for the same period was 1.20%.  The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Quotations  of average  annual  total  return for a Series will be  expressed in terms  of the  average  annual  compounded  rate  of  return  of a  hypothetical investment in the Series over certain  periods that will include periods of 1, 5 and 10  years  (up to  the  life  of the  Series),  calculated  pursuant  to the following formula:

                                 P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return figures assume that all dividends and  distributions  are reinvested when paid.

For the 1-, 5- and 10-year  periods ended  December 31, 2002, the average annual total return was the following:

         =============================================================
                            1 YEAR         5 YEARS        10 YEARS
         -------------------------------------------------------------
         Series A ......   (11.41)%          6.17%         10.90%
         Series B ......    (5.60)%          4.04%          7.80%
         Series C ......     3.75%           4.94%          4.47%
         Series D ......   (12.25)%         12.28%         11.84%
         Series E ......     7.18%           5.88%          5.84%
         Series G ......   (15.41)%        (20.96)(7)        ---
         Series H ......   (12.99)%         (4.78)%(6)       ---
         Series I ......   (24.44)%         (8.81)%(6)       ---
         Series J ......    14.89%          17.87%         17.12%(1)
         Series N ......    (5.08)%          7.68%          8.89%(2)
         Series O ......     1.32%          10.55%         13.62%(2)
         Series P ......     4.43%           4.55%(3)       5.44%
         Series Q ......    22.16%          17.64%(7)        ---
         Series S ......   (13.10)%          7.41%         10.52%
         Series T ......   (24.14)%        (36.76)%(7)       ---
         Series V ......    11.13%          23.75%(4)        ---
         Series W ......    (9.99)%        (11.74)%(7)       ---
         Series X ......   (27.86)%          6.75%(5)        ---
         Series Y ......    (9.92)%         (1.70)%(6)       ---
         -------------------------------------------------------------
         1  For the  period  October 1, 1992  (date of  inception)  to
            December 31, 2002.
         2  For the  period  June  1,  1995  (date  of  inception)  to
            December 31, 2002.
         3  For the  period  August 5,  1996  (date of  inception)  to
            December 31, 2002.
         4  For the period May 1, 1997 (date of inception) to December
            31, 2002.
         5  For the period  October  15, 1997 (date of  inception)  to
            December 31, 2002.
         6  For the period May 3, 1999 (date of inception) to December
            31, 2002.
         7  For the period May 1, 2000 (date of inception) to December
            31, 2002.
         =============================================================

Quotations  of  cumulative  total  return for any Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and  distributions  are reinvested when paid. The cumulative total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the  remainder by the beginning value. The Investment  Manager has waived the management fee for Series P, V and
X during  certain  periods and in the absence of such  waiver,  the  performance quoted would be reduced.

For the period from December 31, 1991 to December 31, 2002, (or since  inception where applicable) the cumulative total return was the following:

         ==============================================================
                       CUMULATIVE                           CUMULATIVE
         SERIES       TOTAL RETURN            SERIES       TOTAL RETURN
         --------------------------------------------------------------
         Series A       181.31%               Series O      131.86%(2)
         --------------------------------------------------------------
         Series B       111.92%               Series P       33.18%(3)
         --------------------------------------------------------------
         Series C        54.84%               Series Q       31.20%(7)
         --------------------------------------------------------------
         Series D       206.04%               Series S      171.83%
         --------------------------------------------------------------
         Series E        76.47%               Series T      (53.50)%(7)
         --------------------------------------------------------------
         Series G       (32.50)%(7)           Series V      170.58%(4)
         --------------------------------------------------------------
         Series H       (12.24)%(6)           Series W      (18.84)%(7)
         --------------------------------------------------------------
         Series I       (21.80)%(6)           Series X       31.70%(7)
         --------------------------------------------------------------
         Series J       331.66%               Series Y       (4.48)%(6)
         --------------------------------------------------------------
         Series N        75.22%(2)
         --------------------------------------------------------------
         1  For the  period  October 1, 1992  (date of  inception)  to
            December 31, 2002.
         2  For the  period  June  1,  1995  (date  of  inception)  to
            December 31, 2002.
         3  For the  period  August 5,  1996  (date of  inception)  to
            December 31, 2002.
         4  For the period May 1, 1997 (date of inception) to December
            31, 2002.
         5  For the period  October  15, 1997 (date of  inception)  to
            December 31, 2002.
         6  For the period May 3, 1999 (date of inception) to December
            31, 2002.
         7  For the period May 1, 2000 (date of inception) to December
            31, 2002.
         ==============================================================

Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones
Industrial  Average  ("DJIA"),  or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged  securities  widely regarded by investors as  representative  of the securities  markets in general;
(ii) other  groups of mutual  funds  tracked by Lipper  Analytical  Services,  a widely  used  independent  research  firm which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess  the real rate of return  from an  investment  in the  Series.  Unmanaged indices may assume the  reinvestment  of dividends  but generally do not reflect deductions for administrative and management costs and expenses.

Such mutual fund  rating  services  include  the  following:  Lipper  Analytical
Services;  Morningstar,  Inc.;  Investment Company Data;  Schabacker  Investment
Management;  Wiesenberger  Investment  Companies  Service;  Computer  Directions
Advisory (CDA); and Johnson's Charts.

Quotations of average  annual total return or total return for the Fund will not take into account charges and deductions  against the Separate Accounts to which the Fund shares are sold or charges and deductions  against the Contracts issued by SBL. Performance  information for any Series reflects only the performance of a  hypothetical  investment in the Series during the  particular  time period on which the calculations are based.  Performance  information should be considered in light of the Series' investment objectives and policies,  characteristics and quality  of the  portfolios  and the  market  conditions  during  the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

The audited financial  statements of the Fund for the fiscal year ended December
31, 2002,  which are contained in the Annual Report of SBL Fund are incorporated herein by  reference.  Copies of the Annual  Report are provided to every person requesting a copy of the Statement of Additional Information.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SHORT-TERM INSTRUMENTS

U.S.  GOVERNMENT  SECURITIES -- Federal agency  securities are debt  obligations which principally result from lending programs of the U.S.  Government.  Housing and agriculture have traditionally  been the principal  beneficiaries of federal credit  programs,  and agencies  involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury,  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

U.S.  Treasury  bills are issued with  maturities  of any period up to one year.
Three-month  bills are currently  offered by the Treasury on a 13-week cycle and are auctioned  each week by the  Treasury.  Bills are issued in bearer form only and are sold only on a discount basis,  and the difference  between the purchase price  and the  maturity  value  (or the  resale  price if they are sold  before maturity) constitutes the interest income for the investor.

CERTIFICATES  OF DEPOSIT -- A  certificate  of deposit is a  negotiable  receipt issued by a bank or savings and loan  association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term  notes  issued in bearer form by large  well-known  corporations  and finance companies.  Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKERS' ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit  arrangement  designed to enable  businesses  to obtain  funds to finance commercial  transactions.  Generally,  an  acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted" by a bank that, in effect, unconditionally  guarantees  to pay the  face  value  of the  instrument  on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime  rating is the  highest  commercial  paper  rating  assigned  by Moody's
Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote  relative  strength  within this  highest classification. Among the factors considered by Moody's in assigning ratings are the  following:  (1)  evaluation of the  management of the issuer;  (2) economic
evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of
speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)
liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period  of 10  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such obligations.

Commercial  paper  rated "A" by  Standard & Poor's  Corporation  ("S&P") has the
highest  rating and is  regarded  as having  the  greatest  capacity  for timely payment.  Commercial  paper rated A-1 by S&P has the following  characteristics.
Liquidity ratios are adequate to meet cash  requirements.  Long-term senior debt is rated "A" or  better.  The  issuer  has  access  to at least  two  additional channels of  borrowing.  Basic  earnings and cash flow have an upward trend with allowance made for unusual  circumstances.  Typically,  the issuer's industry is well  established and the issuer has a strong position within the industry.  The reliability  and quality of management are  unquestioned.  Relative  strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

Aaa -- Bonds  which  are rated Aaa are  judged to be of the best  quality.  They carry the smallest  degree of investment  risk and are generally  referred to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa --  Bonds  which  are  rated  Aa are  judged  to be of  high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or fluctuation of protective elements  may be of greater  amplitude  or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many  favorable  investment  attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations,
i.e., they are neither highly  protected nor poorly secured.  Interest  payments and principal  security appear adequate for the present,  but certain protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B -- Bonds which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent  obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds  which are rated C are the lowest  rated class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA -- Bonds rated AAA have the highest rating  assigned by Standard & Poor's to debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA -- Bonds  rated AA have a very  strong  capacity  to pay  interest  and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong  capacity to pay interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds  rated  BBB are  regarded  as having an  adequate  capacity  to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds  rated BB, B, CCC and CC are  regarded,  on balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C -- The rating C is  reserved  for income  bonds on which no  interest is being paid.

D -- Debt rated D is in default  and  payment of interest  and/or  repayment  of principal is in arrears.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation

(b)  Corporate Bylaws of Registrant(4)

(c)  Not applicable

(d)   (1)  Investment Advisory Contract
      (2)  Sub-Advisory Contract - Oppenheimer (Series D)(1)
      (3)  Sub-Advisory Contract - T. Rowe Price (Series N)
      (4)  Sub-Advisory Contract - T. Rowe Price (Series O)(1)
      (5)  Sub-Advisory Contract - RS Investments (Series X)(3)
      (6)  Sub-Advisory Contract - Deutsche Asset Management, Inc.(Series H)(9)
      (7)  Sub-Advisory Contract - Templeton Investment(Series I)(3)
      (8)  Sub-Advisory Contract - Mainstream (Series Z)
      (9)  Sub-Advisory Contract - Oppenheimer (Series W)(5)
     (10)  Sub-Advisory Contract - Strong (Series Q)(8)
     (11)  Sub-Advisory Contract - Wellington (Series T)(5)
     (12)  Sub-Advisory Contract - Dreyfus (Series B)(13)

(e)  Distribution Agreement

(f)  Not applicable

(g)  (1)  Custodian Agreement - UMB Bank, n.a.(6)
     (2)  Custodian Agreement - State Street Bank(7)
     (3)  Custodian Agreement - Banc of America

(h)  Administrative Services and Transfer Agency Agreement

(i)  Legal Opinion(11)

(j)  To be filed by amendment.

(k)  Not applicable

(l)  Not applicable

(m)  (1)  Brokerage Enhancement Plan
     (2)  Form of Shareholder Service Agreement(10)

(n)  Not applicable

(o)  RESERVED

(p)  Code of Ethics
      (1)  Security  Funds,   Security  Management  Company,  LLC  ("SMC"),  and
           Security Distributors, Inc.(2)
      (2)  Sub-Adviser Code of Ethics - Oppenheimer(3)
      (3)  Sub-Adviser Code of Ethics - Strong(9)
      (4)  Sub-Adviser Code of Ethics - Deutsche Asset Management, Inc.(3)
      (5)  Sub-Adviser Code of Ethics - Wellington(2)
      (6)  Sub-Adviser Code of Ethics - T. Rowe
      (7)  Sub-Adviser Code of Ethics - RS Investment(3)
      (8)  Sub-Adviser Code of Ethics - Dreyfus(12)
      (9)  Sub-Adviser Code of Ethics - Templeton(3)
     (10)  Sub-Adviser Code of Ethics - Mainstream(7)

(q)  Powers of Attorney(2)

 (1)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 36 to  Registration  Statement  No.  2-59353
      (filed November 11, 1998).

 (2)  Incorporated  herein by reference to Exhibits  filed with Security  Equity
      Fund's  Post-Effective  Amendment  No. 90 to  Registration  Statement  No.
      2-19458 (filed November 20, 2000).

 (3)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 93 to Registration  Statement
      2-19458 (filed November 15, 2002).

 (4)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 40 to  Registration  Statement  No.  2-59353
      (filed February 16, 2000).

 (5)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 41 to  Registration  Statement  No.  2-59353
      (filed May 1, 2000).

 (6)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 73 to Registration  Statement
      2-38414 (filed January 10, 2003).

 (7)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 94 to Registration  Statement
      2-19458 (filed January 14, 2003).

 (8)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 42 to  Registration  Statement  No.  2-59353
      (filed February 16, 2001).

 (9)  Incorporated  herein by reference to Exhibits  filed with Security  Equity
      Fund's  Post-Effective  Amendment  No. 92 to  Registration  Statement  No.
      2-19458 (filed January 15, 2002).

(10)  Incorporated  herein by reference to Exhibits  filed with Security  Income
      Fund's  Post-Effective  Amendment  No. 71 to  Registration  Statement  No.
      2-38414 (filed January 11, 2002).

(11)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 43 to  Registration  Statement  No.  2-59353
      (filed May 1, 2001).

(12)  Incorporated herein by reference to the Exhibits filed with Security Large
      Cap Value's Post  Effective  Amendment  No. 92 to  Registration  Statement
      2-12187 (filed January 15, 2002).

(13)  Incorporated herein by reference to the Exhibits filed with Security Large
      Cap Value's Post  Effective  Amendment  No. 94 to  Registration  Statement
      2-12187 (filed January 14, 2003).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

To be filed by amendment.

ITEM 25.  INDEMNIFICATION

A  policy  of  insurance  covering  Security   Management   Company,   LLC,  its
subsidiaries,  Security Distributors, Inc., and all of the registered investment companies advised by Security Management  Company,  LLC insures the Registrant's directors  and officers  and others  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph  30 of  Registrant's  Bylaws,  dated  February  3, 1995,  provides  in relevant part as follows:

30.   INDEMNIFICATION  AND LIABILITY OF DIRECTORS AND OFFICERS.  Each person who is or was a Director or officer of the Corporation or is or was serving at the  request  of the  Corporation  as a  Director  or  officer  of another corporation (including the heirs, executors,  administrators and estate of such person) shall be  indemnified  by the  Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended,  against any liability,  judgment, fine, amount paid in settlement,  cost and expense  (including  attorneys'
      fees)  asserted  or  threatened  against  and  incurred  by such person in his/her  capacity  as or arising  out of his/her  status as a Director  or officer  of  the  Corporation  or,  if  serving  at  the  request  of  the
      Corporation,  as  a  Director  or  officer  of  another  corporation.  The indemnification provided by this bylaw provision shall not be exclusive of any other  rights to which those  indemnified  may be  entitled  under the
      Articles of  Incorporation,  under any other bylaw or under any agreement, vote of stockholders or  disinterested  directors or otherwise,  and shall not limit in any way any  right  which  the  Corporation  may have to make different or further indemnification with respect to the same or different persons or classes of persons.

      No  person  shall be  liable  to the  Corporation  for any  loss,  damage, liability  or expense  suffered  by it on  account of any action  taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other  corporation  which he/she serves as a Director or officer at the request of the  Corporation,  if such person (a) exercised the same degree of care and skill as a prudent man would have  exercised  under the circumstances  in the  conduct  of  his/her  own  affairs,  or (b) took or omitted to take such  action in  reliance  upon  advice of counsel for the
      Corporation,  or for such other  corporation,  or upon  statement  made or information furnished by Directors,  officers,  employees or agents of the
      Corporation, or of such other corporation,  which he/she had no reasonable grounds to disbelieve.

      In the event any provision of this Section 30 shall be in violation of the
      Investment Company Act of 1940, as amended or of the rules and regulations promulgated  thereunder,  such  provisions  shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation  that the  Articles of  Incorporation  be amended by adopting the following Article Fifteenth:

      "A director  shall not be personally  liable to the  corporation or to its stockholders  for  monetary  damages  for  breach of  fiduciary  duty as a director,  provided that this  sentence  shall not eliminate nor limit the liability of a director:

      A.  for any breach of his or her duty of loyalty to the  corporation or to its stockholders;

      B.  for acts or omissions not in good faith or which  involve  intentional misconduct or a knowing violation of law;

      C.  for any unlawful  dividend,  stock  purchase or  redemption  under the
          provisions  of  Kansas  Statutes   Annotated   (K.S.A.)   17-6424  and
          amendments thereto; or

      D.  for any  transaction  from  which the  director  derived  an  improper personal benefit."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

SECURITY MANAGEMENT COMPANY, LLC:

Information  as to the  directors  and  officers of the Adviser,  together  with information as to any other  business,  profession,  vocation or employment of a substantial  nature  engaged in by the  directors and officers of the Adviser in the last two years,  is  included  in its  application  for  registration  as an investment  adviser on Form ADV (File  No.801-8008)  filed under the  Investment
Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers,  together with information as to any other  business,  profession,  vocation or employment of a substantial  nature engaged in by the directors and officers of the sub-advisers in the last two years,  are included in their  application  for  registration as investment  advisers  on  Forms  ADV  for  The  Dreyfus  Corporation  (File  No.
801-8147);    Mainstream   Investment   Advisers,   LLC   (File   No.801-54799);
OppenheimerFunds,  Inc., (File No.  801-8253);  RS Investment  Management,  L.P.
(File  No.  801-44125);   Deutsche  Asset  Management,  Inc.  (formerly,  Morgan
Grenfell,  Inc.) (File No. 801-27291);  Templeton  Investment Counsel, LLC (File
No. 801-15125); and Wellington Management LLP (File No. 801-15908).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security Equity Fund®
     Security Mid Cap Growth Fund
     Security Income Fund®
     Security Large Cap Value Fund
     Security Municipal Bond Fund
     Security Financial Resources Collective Investments, LLC
     Variflex Separate Account (Variflex®)
     Variflex Separate Account (Variflex ES) Varilife Variable Annuity Account
     Security  Varilife  Separate  Account SBL  Variable  Annuity  Account  VIII
       (Variflex LS®)
     SBL Variable Annuity Account VIII (Variflex Signature®)
     SBL Variable Annuity Account VIII (Variflex Extra Credit®)
     SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
     SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
     SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
     SBL Variable Annuity Account XIV (NEA Valuebuilder)
     SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
     SBL  Variable  Annuity  Account  XIV  (Security  Benefit  Advisor  Variable
       Annuity)
     SBL Variable Annuity Account XIV (AEA Variable Annuity)
     FSBL Variable Annuity Account A (AdvisorDesigns Variable Annuity)

(b)            (1)                     (2)                            (3)
     Name and Principal      Position and Offices           Position and Offices
     Business Address*         with Underwriter                with Registrant
     ------------------      --------------------           --------------------
     Greg J. Garvin          President and Director         None
     John D. Cleland         None                           Chairman of the
                                                              Board and Director
     James R. Schmank        Director                       Vice President
                                                              and Director
     Amy J. Lee              Secretary                      Secretary
     Tamara L. Brownfield    Treasurer                      None
     Brenda M. Harwood       Vice President and Director    Treasurer
     Frank Memmo             Director                       None
     Richard J. Wells        Director                       None

     *One Security Benefit Place, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section
31(a) of the 1940 Act and the Rules  promulgated  thereunder  are  maintained by
Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636-0001;  Lexington Management  Corporation,  Park 80 West, Plaza Two, Saddle
Brook, New Jersey 07663; T. Rowe Price Associates,  Inc., 100 East Pratt Street,
Baltimore,  Maryland 21202;  Meridian Investment Management  Corporation,  12835
Arapahoe Road, Tower II, 7th Floor,  Englewood,  Colorado 80112;  Strong Capital
Management,  Inc.,  100 Heritage  Reserve,  Menomonee  Falls,  Wisconsin  53051;
Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San
Mateo,  California 94404; Alliance Capital Management,  L.P., 1345 Avenue of the
Americas,  New York, New York 10105;  Oppenheimer  Management  Corporation,  498
Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75
State Street, Boston,  Massachusetts 02109; Deutsche Asset Management, Inc., 345
Park Avenue,  New York,  New York 10154;  RS Investment  Management,  L.P.,  388
Market Street, San Francisco,  California,  94111, Templeton Investment Counsel,
LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida, 33394, and The Dreyfus
Corporation, 200 Park Avenue, New York, New York, 10166. Records relating to the duties of the  Registrant's  custodian are  maintained by UMB,  n.a.,  928 Grand
Avenue,  Kansas City,  Missouri  64106,  Chase Manhattan Bank, 4 Chase MetroTech
Center, 18th Floor, Brooklyn, New York 11245, Banc of America Securities, LLC, 9
West 57th  Street,  New York,  New York  10019  and  State  Street  Bank & Trust
Company, 225 Franklin, Boston, Massachusetts 02110.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of
Topeka, and State of Kansas on this 14th day of February, 2003.

John D. Cleland                            SBL FUND
Chairman of the Board and Director         (The Fund)

James R. Schmank                       By:      JAMES R. SCHMANK
President and Director                     -------------------------------------
                                           James R. Schmank, President and as
Donald A. Chubb, Jr.                       Attorney-In-Fact for the Officers
Director                                   Directors Whose Names Appear Opposite

Penny A. Lumpkin
Director                                        BRENDA M. HARWOOD
                                           -------------------------------------
Mark L. Morris, Jr.                        Brenda M. Harwood, Treasurer
Director                                   (Principal Financial Officer)

Maynard Oliverius
Director